OMB APPROVAL
OMB Number:	3235-0570
Expires:	January 31, 2014
Estimated average burden
hours per response:	20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Funds Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April l, 2012 to September 30, 2012

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):
Semi-Annual Report

September 30, 2012

Classes A, B, C, I, O, R and W

Fixed-Income Funds

■	ING GNMA Income Fund
■	ING High Yield Bond Fund
■	ING Intermediate Bond Fund

 E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	7
Statements of Assets and Liabilities	9
Statements of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	17
Summary Portfolios of Investments	33

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.inginvestment.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Seeking Certainty

Dear Shareholder,

It’s been said that history doesn’t repeat; it rhymes. Human societies have always been competitive, their destinies uncertain; the resulting quest for safety and security has prompted attempts by the wealthy and powerful to lock in their advantages.

In 1494, Spain and Portugal, then the preeminent navigational powers of Europe, signed the Treaty of Tordesillas in which the Pope divided the New World into two zones of Spanish or Portuguese control. At the time it seemed an effective way to avoid costly skirmishes as empire building got underway. However, countries such as England and France, left out of the treaty, ignored it and pursued their own interests aggressively. Numerous wars and political intrigues followed, and ultimately both Portugal and Spain lost their status as world powers.

In our own time we’ve seen the unwinding of the competition and alliances that defined the Cold War era until the demise of the Soviet Union in 1991. During that period, a few wealthy and powerful nations called the shots for either capitalism or communism, and most other nations followed their lead. In the Cold War’s aftermath, individual nations have pursued their own interests. Competition has increased, and capital has readily flowed to areas offering the greatest returns. As a result, the balance of economic power has shifted dramatically. Once-poor nations have grown wealthy, and some wealthy nations have lost stature as investment, jobs and technological leadership moved to other shores.

In today’s turbulent world, economic and political pressures suggest that people will seek relief from uncertainty, and new alignments of power may emerge that we haven’t even imagined. Considering this as an investor, should you embrace the dynamic but unclear global opportunities that may be opening up? Or should you tighten your grip on what you know?

At ING Funds we believe in respect for the lessons of history as context for new investment ideas. Toward that end, we advocate well-diversified portfolios that focus on long-term needs rather than trying to exploit each passing fad or fashion. We believe it’s best to take well-understood, well-managed risks, with a focus on your goals. In some cases that may mean embracing the new, in other instances it can mean staying with the familiar.

As always, we recommend discussing any investment ideas and potential portfolio changes thoroughly with your investment advisor before taking any action. We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
October 29, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2012

As our new fiscal year started, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends had just enjoyed the best first quarter rally since 1998. But in the two months from early April the index slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. From there the recovery was just as dramatic, not because the data suddenly improved: far from it. It was because central banks, by their actions, made risky assets much more attractive. For the six month period the index gained 1.10%. (The MSCI World IndexSM returned 1.30% for the six months ended September 30, 2012, measured in U.S. dollars.)

Much of the first quarter’s upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast, from a three-month average of 245,000 new jobs reported in March to an average of only 94,000 jobs in September, when the falling unemployment rate, at 8.1%, reflected large numbers leaving the labor force.

By September, other economic data were mostly uninspiring. Retail sales (excluding autos and gasoline) were barely increasing. Manufacturing activity registered its third monthly contraction. Industrial production slumped the most in three years. Gross Domestic Product (“GDP”) growth was reported at 1.3% (quarter-over-quarter annualized) in the second quarter, down from 2.0% in the first. There was some relief in the housing market, however. Existing home sales soared 7.8% in August, while the final S&P/Case-Shiller 20-City Composite Home Price Index rose for the second month year-over-year.

Also clearly slowing was China, responsible for much of global GDP growth in recent years. GDP increased by 7.6% in the second quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the dearth of good news, the MSCI World IndexSM ended September nearly 13% above the low point reached in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

Disillusionment with the European Central Bank’s (“ECB”) Longer Term Refinancing Operations quickly set in, amid a growing backlash against fiscal austerity. In late June a recapitalization bailout for Spain’s shaky banks worth up to €100 billion was agreed after tortuous negotiations. Attention returned to Greece in July, where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, ECB President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” In September, Draghi announced that through “Outright Monetary Transactions”, under certain conditions, the ECB would buy without limitation the 1-3 year bonds on the secondary market of a country in difficulties. German Chancellor Merkel crucially expressed support.

Also in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing that was different from the first two: it was open-ended and data specific. An additional $40 billion of agency mortgage-backed securities would be purchased monthly until and even after the labor market improved “substantially”. Exceptionally low policy interest rates would extend to at least mid-2015.

So the period ended with central bankers sounding increasingly determined to put a floor under the euro and the prices of risky assets. With little else attractive to invest in, this was enough to give those prices a boost.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 3.68% in the six months through September. While the Barclays Capital U.S. Treasury Index, a sub-index of the BCAB index, underperformed slightly with a return of 3.42%, long-dated Treasuries returned a remarkable 10.78%. Another sub-index, the Barclays Capital Investment Grade Corporate Bond Index, outperformed, rising 6.45%, similar to the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index), which gained 6.40%.

U.S. equities, represented by the S&P 500® Index including dividends, rose by 3.43% in the six months, not helped by Goldman Sachs’ recommendation on June 21st to sell the index short. With almost all S&P 500® companies having reported, operating earnings per share reached a new record in the second quarter and stood just over 2% higher than in the same quarter of 2011. By sector only, telecommunications showed a double-digit return of 23.33%, followed by healthcare with a return of 8.01%. Only financials and industrials incurred a loss, with returns of (0.35)% and (0.07)%, respectively.

In currency markets, the ongoing euro zone crisis drove the dollar up 3.34% against the euro. But the dollar slipped 1.35% against the pound, reflecting its own “safe haven” status as a sovereign currency with liquid U.K. government bond markets. The dollar lost 5.57% to the yen, perhaps the ultimate safe haven with Japan still the world’s top creditor nation.

In international markets, the MSCI Japan® Index slumped 13.11% for the six months through September, falling harder than other markets in April and May as investors fretted about the effect of the euro zone crisis and the slowdown in China on Japan’s export focused economy. The MSCI Europe ex UK® Index added 2.54%, due to central bank initiatives as the economic news was unremittingly bad, including falling GDP and record high unemployment at 11.3%. The MSCI UK® Index edged up 1.71%. After three straight declines in GDP, hopes are high for recovery in the third quarter of 2012, due to encouraging employment data and the reversal of the impact of the Queen’s Jubilee celebrations.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital U.S. Investment Grade Corporate Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital GNMA Index	An unmanaged index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ING GNMA INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of September 30, 2012 (as a percentage of net assets)

U.S. Government Agency Obligations	96.9%
U.S. Treasury Obligations	2.2%
Collateralized Mortgage Obligations	0.1%
Assets in Excess of Other Liabilities	0.8%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING GNMA Income Fund (the “Fund”) seeks a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Jeff Dutra and Justin McWhorter, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

Performance: For the six months ended September 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.34% compared to the Barclays Capital GNMA Index which returned 2.31%, for the same period.

Portfolio Specifics: The portfolio was well positioned for an environment characterized by tight spreads and low rates, and took advantage of the excess yield offered by prepayment-protected bonds. GNMA mortgages continue to benefit from broad-based investor demand seeking explicit government credit guarantees. Additionally, the strong involvement of the government in these assets has increased performance even further.

The past six months was another period of substantial government involvement in the mortgage market. The federal government continued its program of reinvesting the cash flow from amortizing and maturing mortgage-backed securities (“MBS”) back into GNMA and agency MBS. Also, the Federal Housing Authority introduced incentive programs to help struggling homeowners refinance while, at the same time, increasing fees overall to offset portfolio losses from older, non-performing loans. In September 2012, the Federal Reserve Board (the “Fed”) launched another round of monetary stimulus dubbed “QE3,” in which it committed to purchasing an additional $40 billion GNMA and agency MBS per month for the foreseeable future.

Interest rates, which declined sharply from April to July, had moderated somewhat by the end of September. The low rate environment drove many investors into riskier asset sectors in search for yield and spread.

MBS prepayment speeds accelerated throughout the summer and into the fall as borrowers took advantage of historically low mortgage rates. Also, government refinance programs continue to aid struggling homeowners as home price declines leave them underwater on their existing loans. In this environment, it is critical for mortgage investors to effectively manage prepayment risk.

The Fund benefited from QE3 as we positioned for the added demand in low coupon mortgages. Also, the Fund continued to reduce holdings in faster prepaying cohorts which limit current income. These two actions helped the Fund to modestly outperform over the past several months.

Current Strategy & Outlook: The U.S. economy appears to be heading in the right direction, but headwinds persist: Asian growth is slowing, Europe is in a recession, domestic underemployment and the “fiscal cliff” can impede further growth. We believe these forces will weigh on Treasury rates and should lead to a continued range-bound interest rate environment. This outlook was echoed by the Fed as they announced their view that “exceptionally low levels for the federal funds rate are likely to be warranted at least through mid-2015.” Finally, the commitment by the Fed to purchase an additional $40 billion in GNMA and agency MBS each month for the foreseeable future will continue to support spreads. In this scenario, GNMA bonds should provide attractive returns relative to other high quality investments.

With this in mind, we continue to manage the Fund seeking to benefit from high current income investments. The predominant focus remains on specified GNMA pools, collateralized mortgage obligations (“CMOs”) and MBS to-be-announced positions that provide more attractive current income while minimizing prepayment risks. We are paying special attention to pools with lower loan balances, those with loans possessing more attractive credit characteristics and those that are sufficiently seasoned to reduce their prepayment sensitivity to interest rate movements. In addition, we will continue to seek GNMA CMOs that we believe provide structural prepayment and extension protection.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	ING HIGH YIELD BOND FUND

Sector Diversification as of September 30, 2012 (as a percentage of net assets)

Consumer Discretionary	26.6%
Energy	14.5%
Health Care	11.3%
Financials	9.8%
Materials	7.3%
Industrials	6.4%
Telecommunication Services	6.0%
Information Technology	5.4%
Consumer Staples	4.6%
Utilities	2.4%
Asset-Backed Securities	0.7%
Assets in Excess of Other Liabilities*	5.0%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, and Matthew Toms, CFA, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six months ended September 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.22%, compared to the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index (“Index”), which returned 6.40%, for the same period.

Portfolio Specifics: Yogi Berra probably wasn’t referring to the financial markets when he coined the phrase, “It’s déjà vu, all over again,” but his quote seems to fit. The market’s performance during the third quarter was largely an inverse of the second quarter, which was an inverse of the first quarter. These gyrations are occurring as investors continue to vacillate between optimism and pessimism over the European sovereign debt situation, U.S. economic growth and the “fiscal cliff” and the pace of growth in emerging markets. When the dust settled at the end of September 2012, the mood was tilted toward optimism, spurred by the European Central Bank’s move toward sovereign bond buying and additional quantitative easing by both the U.S. Federal Reserve Board and the Bank of Japan. Falling interest rates boosted returns across the fixed income market, allowing bonds to outperform equities across the board. The ongoing search for yield continues to drive cash into the high yield market, now more than $30 billion year-to-date, which has fueled record issuance that has allowed companies to retire virtually all near-term maturities. Despite lackluster earnings and revenue growth, credit quality remains strong and there seems little prospect of a material increase in defaults for the foreseeable future.

Higher-rated bonds outperformed lower-quality despite the above-coupon returns for the period, as BB-rated bonds returned 6.7% versus 5.9% for CCC-rated bonds. The best performing sectors were home construction, given continued signs of recovery in the housing market, and wireless telecommunication, driven by strong operating results from Sprint Nextel Corp. No sector posted a negative return during the six-month reporting period, but the weakest return came from metals and mining, as weak commodity prices weighed on returns. Default activity remained below historical averages.

The Fund produced a competitive return for the period, outperforming the Index before the deduction of fees, despite the headwind of entering it with an overweight in the coal industry, where bonds were collectively among the worst performers. Coal prices have declined sharply this year due to a combination of reduced demand for metallurgical coal from steelmakers (including China) and reduced demand for thermal coal from U.S. utilities following the warmest winter on record. Our holdings in lower quality producers Patriot Coal Corp. (which filed for bankruptcy protection in July) and James River Coal Co. were significant underperformers. We exited both positions during the period. We somewhat offset the underperformance from the coal losses with positive security selection across a number of sectors, including healthcare, technology and cable television. In addition, performance received a boost from our holding in theater operator AMC Entertainment Inc., as its bonds traded higher after the company agreed to be acquired. Our holdings in the energy sector, which included Hilcorp Energy, Northern Oil and Gas, and Vanguard Natural Resources, continued to positively impact the Fund’s performance, as our preference for well-hedged, oil-focused producers rather than natural gas producers remained the right call.

Top Ten Holdings as of September 30, 2012* (as a percentage of net assets)

Cablevision Systems Corp., 7.750%, 04/15/18	0.7%
AMC Entertainment, Inc., 9.750%, 12/01/20	0.7%
Castle Garden Funding, 6.560%, 10/27/20	0.7%
Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	0.6%
Caesars Operating Escrow LLC / Caesars Escrow Corp., 8.500%, 02/15/20	0.6%
Nufarm Australia Limited, 6.375%, 10/15/19	0.6%
JM Huber Corp., 9.875%, 11/01/19	0.6%
Lender Process Services, 5.750%, 04/15/23	0.6%
Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, 02/15/20	0.6%
Number Merger Sub, Inc., 11.000%, 12/15/19	0.6%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: Aggressive central bank action on both sides of the Atlantic has assuaged investor fears for now, but we are likely to see additional macro headline-induced volatility in coming months as Europe continues to grapple with its sovereign debt issues and the U.S. moves past the presidential election and approaches the looming fiscal cliff. High yield spreads continue to offer attractive compensation for default risk over the longer term, though the current sub-7% market yield and near-record high dollar prices limit principal upside from current levels.

We continue to expect a sustained, albeit modest, U.S. recovery and a below average high yield default rate for some time to come, and we believe the Fund is well positioned for this environment. In keeping with our view of U.S. economic recovery and continuing strong credit fundamentals, we maintain a slight domestic-focused cyclical bias and an overweight to B-rated bonds, as well as being underweight BB-rated bonds and what we regard as the most at-risk securities in the CCC and below ratings. We continue to have overweights to the energy and health care sectors and we added to our overweight of homebuilders during the reporting period amid continued signs of recovery in housing. Given ongoing concerns about weak global growth, we took advantage of the market rally in recent months to reduce our exposure to metals and commodity chemicals, sectors that we believe are unlikely to show operating improvement until growth trends improve.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

ING INTERMEDIATE BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of September 30, 2012 (as a percentage of net assets)

Corporate Bonds/Notes	32.6%
U.S. Government Agency Obligations	28.4%
U.S. Treasury Obligations	17.8%
Collateralized Mortgage Obligations	15.5%
Foreign Government Bonds	8.2%
Asset-Backed Securities	4.6%
Preferred Stock	0.6%
Purchased Options	0.0%
Liabilities in Excess of Other Assets*	(7.7)%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Christine Hurtsellers, CFA, Matthew Toms, CFA, and Michael Mata, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six months ended September 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.04% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 3.68%, for the same period.

Portfolio Specifics: As the period began, risk assets were shed indiscriminately in favor of safe-haven U.S. Treasury and government-related securities. Interest rates declined given fears of Europe on the brink once again took center stage. As we went into summer, policymakers and government leaders worked to provide additional support for Europe’s woes. This improved investor confidence that the most likely outcome is not likely to be one of mutually assured destruction for the euro zone. As fear subsided and confidence of additional policymakers continuing with easy money policies both domestically and abroad, the spread sectors rallied sharply and consistently through the summer and into the fall of 2012.

The Fund delivered a positive absolute return during the reporting period and outperformed its benchmark. Modest underweighting of duration early in the period was a drag on relative performance. However, this was largely offset by yield curve positioning.

The greatest contributors to relative performance were our overweights to non-agency mortgage-backed securities (“MBS”) and high yield corporate bonds, as well as an underweight to U.S. Treasuries.

Specific security selection decisions also contributed to relative performance, specifically within our investment grade corporate bond holdings, commercial MBS and agency MBS. However, our security selection within U.S. Treasuries was a modest drag on relative performance over the period.

Top Ten Holdings as of September 30, 2012* (as a percentage of net assets)

United States Treasury Note, 0.250%, 09/15/15	6.2%
United States Treasury Note, 0.625%, 08/31/17	4.5%
United States Treasury Note, 0.250%, 08/31/14	4.2%
Fannie Mae, 3.000%, 07/25/42	2.4%
Fannie Mae, 3.500%, 01/25/41	2.4%
Ginnie Mae, 3.500%, 02/15/41	2.4%
Fannie Mae, 2.500%, 07/25/27	2.2%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	2.1%
Ginnie Mae, 4.000%, 11/15/39	1.7%
United States Treasury Bond, 3.000%, 05/15/42	1.6%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

During the reporting period we sought to manage risk using a variety of derivatives along with the Fund’s holdings of cash securities, i.e., bonds bought for cash. Combining derivatives with cash securities afforded greater flexibility and precision in managing the Fund’s risk exposures. To manage duration and yield curve exposures we used swaps, options and futures in conjunction with cash bonds. Some of the positions helped, others hurt; their aggregate result was a minor drag on performance attributable to duration and yield curve positioning. To manage currency exposures we used a combination of cash securities and currency forwards, which had a slightly positive net impact on returns. Finally, we used options and credit default swaps to manage sector allocation and security selection risks; along with the Fund’s cash bonds these derivatives had a net positive impact on results.

Current Strategy & Outlook: Key macro overhangs persist: U.S. fiscal and regulatory uncertainty, Europe’s sovereign debt woes and the recalibration of growth expectations in the emerging markets. Yet, in the continued search for yield in a low rate world, investors continue to be drawn into risk assets despite these fundamental concerns and evidence of slowing global business cycle. This is being driven by the promise that central banks will maintain and enact policies aimed at buoying financial markets and supporting the bid for spread assets.

The structural issues plaguing the euro zone are by no means resolved, but European Central Bank President Mario Draghi’s explicit support of the troubled region and its common currency in the form of short-term bond purchases in exchange for fiscal reforms aimed at long-term debt sustainability has removed the imminent and systemic risk of European collapse for now. The recent announcement of a third round of quantitative easing by the U.S. Federal Reserve Board furthered the rally in equity and commodity prices, as the U.S. central bank continues to remove duration from the market in an effort to anchor long- and short-term borrowing costs. Japan followed suit through further monetary expansion in an effort to counteract appreciative forces on the yen, in an effort to inflate their way out of debt through a stronger export market. As Europe, the U.S. and Japan slow and search for ways to stimulate growth and stay afloat in the process, the emerging markets like China look to fiscal reforms to spur economic development domestically, weaning their growth engines off of dwindling demand from the developed world, particularly recessionary Europe.

We believe the technical support for risk assets, spawned by central bank activity that is forcing investors out of low-yielding sovereign debt into higher coupon investment grade corporate and high yield bonds, should remain robust in the near-term, particularly given the strong correlation between risk market performance and central bank activity. However, fundamental issues must be answered eventually in order to sustain market performance over the longer-term. In our view, decreased risk of systemic implosion in Europe, coupled with a clearer fiscal, regulatory and taxation path in the U.S., could unleash pent up investment demand should businesses choose to hitch their wagons to the consumer’s more sanguine sentiment regarding fundamental improvements in the U.S. housing market. In this environment, relative downside is diminished due to a collapse of the euro zone being taken off the table, while relative upside is dampened by the slowing global business cycle. We believe markets should continue to rally in the near-term and, while spreads are no longer cheap, they are likely trading at fair levels.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 to September 30, 2012. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2012*	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2012*
ING GNMA Income Fund
Class A	$1,000.00	$1,023.40	0.92%	$4.67	$1,000.00	$1,020.46	0.92%	$4.66
Class B	1,000.00	1,019.60	1.67	8.45	1,000.00	1,016.70	1.67	8.44
Class C	1,000.00	1,019.70	1.67	8.46	1,000.00	1,016.70	1.67	8.44
Class I	1,000.00	1,025.90	0.63	3.20	1,000.00	1,021.91	0.63	3.19
Class W	1,000.00	1,024.60	0.67	3.40	1,000.00	1,021.71	0.67	3.40
ING High Yield Bond Fund
Class A	1,000.00	1,062.20	1.10	5.69	1,000.00	1,019.55	1.10	5.57
Class B	1,000.00	1,058.20	1.85	9.55	1,000.00	1,015.79	1.85	9.35
Class C	1,000.00	1,058.30	1.85	9.55	1,000.00	1,015.79	1.85	9.35
Class I	1,000.00	1,062.90	0.74	3.83	1,000.00	1,021.36	0.74	3.75
Class W	1,000.00	1,064.40	0.85	4.40	1,000.00	1,020.81	0.85	4.31

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2012*	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2012*
ING Intermediate Bond Fund
Class A	$1,000.00	$1,050.40	0.70%	$3.60	$1,000.00	$1,021.56	0.70%	$3.55
Class B	1,000.00	1,046.50	1.45	7.44	1,000.00	1,017.80	1.45	7.33
Class C	1,000.00	1,045.50	1.45	7.44	1,000.00	1,017.80	1.45	7.33
Class I	1,000.00	1,050.90	0.44	2.26	1,000.00	1,022.86	0.44	2.23
Class O	1,000.00	1,050.40	0.70	3.60	1,000.00	1,021.56	0.70	3.55
Class R	1,000.00	1,049.10	0.95	4.88	1,000.00	1,020.31	0.95	4.81
Class W	1,000.00	1,052.00	0.45	2.31	1,000.00	1,022.81	0.45	2.28

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2012 (UNAUDITED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$1,148,386,733	$148,007,281	$1,282,068,452
Short-term investments at fair value**	—	10,413,000	61,239,577
Total Investments at fair value	$1,148,386,733	$158,420,281	$1,343,308,029
Cash	258,693,980	624	7,195,137
Cash collateral for futures	1,912,507	—	1,390,354
Receivable for derivatives collateral (Note 2)	—	—	2,230,000
Foreign currencies at value***	—	12,172	1,229,014
Receivables:
Investments securities sold	201	5,951,500	89,221,848
Investment securities sold on a delayed-delivery or when-issued basis	180,599,816	—	144,841,596
Fund shares sold	8,543,792	2,451,601	8,076,107
Dividends	—	824	41,989
Interest	3,716,869	2,980,001	6,990,402
Unrealized appreciation on forward foreign currency contracts	—	—	919,995
Upfront payments paid on OTC swap agreements	—	—	298,343
Unrealized appreciation on OTC swap agreements	—	—	130,076
Prepaid expenses	65,925	32,469	52,317
Reimbursement due from manager	—	2,828	—
Total assets	1,601,919,823	169,852,300	1,605,925,207

LIABILITIES:
Income distribution payable	—	132,393	284,667
Payable for investment securities purchased	13,775,394	13,473,057	94,391,033
Payable for investment securities purchased on a delayed-delivery or when-issued basis	427,483,000	—	299,243,471
Payable for fund shares redeemed	1,557,323	232,545	3,105,222
Payable upon receipt of securities loaned	—	—	13,024,411
Unrealized depreciation on forward foreign currency contracts	—	—	2,816,976
Upfront payments received on OTC swap agreements	—	—	334,411
Unrealized depreciation on OTC swap agreements	—	—	1,679,953
Payable for investment management fees	429,497	64,310	163,982
Payable for administrative fees	92,990	12,610	96,460
Payable for shareholder service and distribution fees	291,151	30,239	112,287
Payable for trustee fees	5,277	717	4,940
Other accrued expenses and liabilities	243,594	62,759	234,732
Total liabilities	443,878,226	14,008,630	415,492,545
NET ASSETS	$1,158,041,597	$155,843,670	$1,190,432,662
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,104,958,027	$188,291,645	$1,271,589,392
Undistributed (distributions in excess of) net investment income	(5,848,803)	(93,910)	21,484,136
Accumulated net realized gain (loss)	10,593,575	(40,203,407)	(140,897,748)
Net unrealized appreciation	48,338,798	7,849,342	38,256,882
NET ASSETS	$1,158,041,597	$155,843,670	$1,190,432,662
_____________
+ Including securities loaned at value	$—	$—	$12,768,325
* Cost of investments in securities	$1,099,551,232	$140,157,204	$1,239,923,408
** Cost of short-term investments	$—	$10,413,000	$61,195,892
*** Cost of foreign currencies	$—	$12,907	$1,205,609

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

	ING GNMA Income Fund		ING High Yield Bond Fund		ING Intermediate Bond Fund
Class A
Net assets		$739,343,464		$85,076,431	$324,829,041
Shares authorized		unlimited		unlimited	unlimited
Par value		$0.001		$0.001	$0.001
Shares outstanding		80,864,143		10,604,748	31,730,783
Net asset value and redemption price per share		$9.14		$8.02	$10.24
Maximum offering price per share (2.50%)(1)		$9.37		$8.23	$10.50

Class B
Net assets		$2,539,162		$1,968,325	$2,996,947
Shares authorized		unlimited		unlimited	unlimited
Par value		$0.001		$0.001	$0.001
Shares outstanding		279,290		245,649	293,228
Net asset value and redemption price per share†		$9.09		$8.01	$10.22

Class C
Net assets		$173,480,925		$13,690,389	$36,154,969
Shares authorized		unlimited		unlimited	unlimited
Par value		$0.001		$0.001	$0.001
Shares outstanding		19,076,118		1,707,018	3,536,359
Net asset value and redemption price per share†		$9.09		$8.02	$10.22

Class I
Net assets		$221,300,439		$50,542,743	$603,608,620
Shares authorized		unlimited		unlimited	unlimited
Par value		$0.001		$0.001	$0.001
Shares outstanding		24,172,353		6,310,169	58,984,410
Net asset value and redemption price per share		$9.16		$8.01	$10.23

Class O
Net assets	$	n/a	$	n/a	$43,049,141
Shares authorized		n/a		n/a	unlimited
Par value	$	n/a	$	n/a	$0.001
Shares outstanding		n/a		n/a	4,203,564
Net asset value and redemption price per share	$	n/a	$	n/a	$10.24

Class R
Net assets	$	n/a	$	n/a	$13,510,754
Shares authorized		n/a		n/a	unlimited
Par value	$	n/a	$	n/a	$0.001
Shares outstanding		n/a		n/a	1,317,938
Net asset value and redemption price per share	$	n/a	$	n/a	$10.25

Class W
Net assets		$21,377,607		$4,565,782	$166,283,190
Shares authorized		unlimited		unlimited	unlimited
Par value		$0.001		$0.001	$0.001
Shares outstanding		2,333,113		568,862	16,260,771
Net asset value and redemption price per share		$9.16		$8.03	$10.23
_____________
(1) Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$5,102	$166,065
Interest	17,366,522	5,453,914	19,866,815
Securities lending income, net	—	—	56,695
Total investment income	17,366,522	5,459,016	20,089,575

EXPENSES:
Investment management fees	2,467,214	366,914	842,066
Distribution and service fees:
Class A	879,492	109,433	369,583
Class B	14,471	10,489	17,293
Class C	777,119	65,138	177,085
Class O	—	—	53,299
Class R	—	—	32,243
Transfer agent fees:
Class A	169,207	47,892	176,126
Class B	720	1,130	2,069
Class C	36,914	6,993	21,112
Class I	13,670	602	254,203
Class O	—	—	25,418
Class R	—	—	7,684
Class W	3,667	1,646	85,284
Administrative service fees	529,219	71,943	495,332
Shareholder reporting expense	31,730	8,553	38,540
Registration fees	53,771	37,981	68,770
Professional fees	60,911	9,151	42,383
Custody and accounting expense	67,697	13,254	91,770
Trustee fees	31,667	4,305	29,639
Miscellaneous expense	32,109	868	6,311
Interest expense	—	72	244
Total expenses	5,169,578	756,364	2,836,454
Net recouped fees	—	20,603	—
Net expenses	5,169,578	776,967	2,836,454
Net investment income	12,196,944	4,682,049	17,253,121

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	15,468,151	1,106,691	11,224,025
Foreign currency related transactions	—	—	1,082,875
Futures	(5,182,906)	—	(1,989,342)
Swaps	—	(252,291)	(345,973)
Written options	—	—	(1,841,518)
Net realized gain	10,285,245	854,400	8,130,067
Net change in unrealized appreciation (depreciation) on:
Investments	4,695,588	3,112,879	24,445,794
Foreign currency related transactions	—	(461)	(147,200)
Futures	(2,327,210)	—	(454,851)
Swaps	—	—	1,124,096
Written options	—	—	(126,078)
Net change in unrealized appreciation (depreciation)	2,368,378	3,112,418	24,841,761
Net realized and unrealized gain	12,653,623	3,966,818	32,971,828
Increase in net assets resulting from operations	$24,850,567	$8,648,867	$50,224,949

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING GNMA Income Fund		ING High Yield Bond Fund
	Six Months Ended September 30, 2012	Year Ended March 31, 2012	Six Months Ended September 30, 2012	Year Ended March 31, 2012
FROM OPERATIONS:
Net investment income	$12,196,944	$21,391,070	$4,682,049	$9,156,921
Net realized gain	10,285,245	16,370,451	854,400	5,584,078
Net change in unrealized appreciation (depreciation)	2,368,378	16,566,755	3,112,418	(3,642,594)
Increase in net assets resulting from operations	24,850,567	54,328,276	8,648,867	11,098,405

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(12,290,911)	(23,332,536)	(2,852,140)	(5,806,199)
Class B	(42,695)	(205,679)	(60,536)	(202,844)
Class C	(2,132,346)	(3,388,606)	(375,783)	(701,323)
Class I	(3,286,353)	(3,755,417)	(1,302,783)	(2,484,636)
Class W	(283,358)	(282,449)	(104,837)	(12,261)
Net realized gains:
Class A	—	(759,067)	—	—
Class B	—	(4,732)	—	—
Class C	—	(152,779)	—	—
Class I	—	(148,809)	—	—
Class W	—	(11,773)	—	—
Total distributions	(18,035,663)	(32,041,847)	(4,696,079)	(9,207,263)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	273,028,518	394,973,148	54,250,916	94,098,655
Reinvestment of distributions	15,382,403	27,796,341	3,772,351	7,479,518
	288,410,921	422,769,489	58,023,267	101,578,173
Cost of shares redeemed	(117,680,883)	(249,313,865)	(45,752,518)	(90,258,244)
Net increase in net assets resulting from capital share transactions	170,730,038	173,455,624	12,270,749	11,319,929
Net increase in net assets	177,544,942	195,742,053	16,223,537	13,211,071

NET ASSETS:
Beginning of year or period	980,496,655	784,754,602	139,620,133	126,409,062
End of year or period	$1,158,041,597	$980,496,655	$155,843,670	$139,620,133
Distributions in excess of net investment income at end of year or period	$(5,848,803)	$(10,084)	$(93,910)	$(79,880)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Intermediate Bond Fund
	Six Months Ended September 30, 2012	Year Ended March 31, 2012
FROM OPERATIONS:
Net investment income	$17,253,121	$32,151,907
Net realized gain	8,130,067	44,250,448
Net change in unrealized appreciation (depreciation)	24,841,761	(12,020,751)
Increase in net assets resulting from operations	50,224,949	64,381,604

FROM DISTRIBUTIONS TO SHAREHOLDERS:	—	—
Net investment income:
Class A	(4,588,588)	(13,736,906)
Class B	(39,262)	(223,678)
Class C	(413,155)	(1,233,602)
Class I	(8,003,267)	(15,356,199)
Class O	(659,241)	(1,866,285)
Class R	(184,271)	(591,428)
Class W	(2,440,567)	(2,854,338)
Total distributions	(16,328,351)	(35,862,436)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	427,570,544	288,283,900
Reinvestment of distributions	14,946,311	30,494,755
	442,516,855	318,778,655
Cost of shares redeemed	(112,919,792)	(269,875,971)
Net increase in net assets resulting from capital share transactions	329,597,063	48,902,684
Net increase in net assets	363,493,661	77,421,852

NET ASSETS:
Beginning of year or period	826,939,001	749,517,149
End of year or period	$1,190,432,662	$826,939,001
Undistributed net investment income at end of year or period	$21,484,136	$20,559,366

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING GNMA Income Fund
Class A
09-30-12	9.09	0.11		0.10	0.21	0.16	—	—	0.16	—	9.14	2.34	0.92	0.92		0.92		2.37		739,343	133
03-31-12	8.84	0.23	•	0.37	0.60	0.34	0.01	—	0.35	—	9.09	6.87	0.93	0.93		0.93		2.58		681,900	335
03-31-11	8.75	0.32		0.13	0.45	0.36	—	—	0.36	—	8.84	5.26	0.93	0.93		0.93		3.63		593,080	193
03-31-10	8.71	0.33	•	0.07	0.40	0.36	—	—	0.36	—	8.75	4.68	0.94	0.94		0.94		3.83		589,813	114
03-31-09	8.54	0.37		0.18	0.55	0.38	—	—	0.38	—	8.71	6.62	0.96	0.96		0.96		4.33		606,856	39
03-31-08	8.35	0.37		0.20	0.57	0.38	—	—	0.38	—	8.54	7.00	0.96	0.96		0.96		4.45		515,916	32
Class B
09-30-12	9.04	0.07	•	0.11	0.18	0.13	—	—	0.13	—	9.09	1.96	1.67	1.67		1.67		1.64		2,539	133
03-31-12	8.79	0.17	•	0.36	0.53	0.27	0.01	—	0.28	—	9.04	6.08	1.68	1.68		1.68		1.87		3,676	335
03-31-11	8.70	0.26	•	0.13	0.39	0.30	—	—	0.30	—	8.79	4.48	1.68	1.68		1.68		2.90		11,262	193
03-31-10	8.66	0.27	•	0.06	0.33	0.29	—	—	0.29	—	8.70	3.89	1.69	1.69		1.69		3.08		25,704	114
03-31-09	8.49	0.30		0.18	0.48	0.31	—	—	0.31	—	8.66	5.86	1.71	1.71		1.71		3.57		38,718	39
03-31-08	8.30	0.31		0.19	0.50	0.31	—	—	0.31	—	8.49	6.24	1.71	1.71		1.71		3.70		45,963	32
Class C
09-30-12	9.04	0.08		0.10	0.18	0.13	—	—	0.13	—	9.09	1.97	1.67	1.67		1.67		1.61		173,481	133
03-31-12	8.79	0.16	•	0.37	0.53	0.27	0.01	—	0.28	—	9.04	6.12	1.68	1.68		1.68		1.82		138,543	335
03-31-11	8.71	0.25		0.13	0.38	0.30	—	—	0.30	—	8.79	4.38	1.68	1.68		1.68		2.88		104,196	193
03-31-10	8.67	0.27	•	0.06	0.33	0.29	—	—	0.29	—	8.71	3.92	1.69	1.69		1.69		3.09		103,103	114
03-31-09	8.50	0.30		0.18	0.48	0.31	—	—	0.31	—	8.67	5.88	1.71	1.71		1.71		3.59		73,209	39
03-31-08	8.31	0.31		0.20	0.51	0.32	—	—	0.32	—	8.50	6.23	1.71	1.71		1.71		3.70		36,218	32
Class I
09-30-12	9.10	0.12	•	0.11	0.23	0.17	—	—	0.17	—	9.16	2.59	0.63	0.63		0.63		2.63		221,300	133
03-31-12	8.85	0.26	•	0.36	0.62	0.36	0.01	—	0.37	—	9.10	7.16	0.65	0.65		0.65		2.83		144,678	335
03-31-11	8.76	0.34		0.14	0.48	0.39	—	—	0.39	—	8.85	5.57	0.63	0.63		0.63		3.92		68,996	193
03-31-10	8.72	0.36	•	0.07	0.43	0.39	—	—	0.39	—	8.76	5.00	0.64	0.64		0.64		4.15		52,880	114
03-31-09	8.55	0.39		0.18	0.57	0.40	—	—	0.40	—	8.72	6.95	0.65	0.65		0.65		4.64		38,908	39
03-31-08	8.35	0.40		0.20	0.60	0.40	—	—	0.40	—	8.55	7.42	0.67	0.67		0.67		4.74		21,002	32
Class W
09-30-12	9.11	0.12	•	0.10	0.22	0.17	—	—	0.17	—	9.16	2.46	0.67	0.67		0.67		2.59		21,378	133
03-31-12	8.86	0.26	•	0.36	0.62	0.36	0.01	—	0.37	—	9.11	7.12	0.68	0.68		0.68		2.83		11,700	335
03-31-11	8.77	0.35		0.13	0.48	0.39	—	—	0.39	—	8.86	5.51	0.68	0.68		0.68		3.88		7,221	193
03-31-10	8.73	0.36	•	0.06	0.42	0.38	—	—	0.38	—	8.77	4.97	0.66	0.66		0.66		4.15		8,204	114
03-31-09	8.55	0.39		0.19	0.58	0.40	—	—	0.40	—	8.73	7.03	0.65	0.65		0.65		4.70		4,180	39
12-17-07(4)–03-31-08	8.39	0.11		0.15	0.26	0.10	—	—	0.10	—	8.55	3.16	0.64	0.64		0.64		4.86		1	32
ING High Yield Bond Fund
Class A
09-30-12	7.80	0.25		0.23	0.48	0.26	—	—	0.26	—	8.02	6.22	1.07	1.10		1.10		6.50		85,076	61
03-31-12	7.82	0.52		(0.02)	0.50	0.52	—	—	0.52	—	7.80	6.72	1.14	1.10		1.10		6.73		98,123	100
03-31-11	7.38	0.56		0.45	1.01	0.55	—	0.02	0.57	—	7.82	14.22	1.13	1.10	†	1.10	†	7.43	†	86,017	87
03-31-10	5.52	0.62		1.89	2.51	0.63	—	0.02	0.65	—	7.38	46.88	1.24	1.10	†	1.10	†	9.17	†	83,034	103
03-31-09	7.89	0.62		(2.32)	(1.70)	0.54	—	0.13	0.67	—	5.52	(22.36)	1.25	1.10	†	1.10	†	9.30	†	59,307	75
03-31-08	8.99	0.67		(1.10)	(0.43)	0.67	—	—	0.67	—	7.89	(5.10)	1.16	1.11	†	1.11	†	7.86	†	83,327	66
Class B
09-30-12	7.79	0.22		0.23	0.45	0.23	—	—	0.23	—	8.01	5.82	1.82	1.85		1.85		5.75		1,968	61
03-31-12	7.81	0.46		(0.02)	0.44	0.46	—	—	0.46	—	7.79	5.89	1.89	1.85		1.85		6.00		2,370	100
03-31-11	7.37	0.51	•	0.44	0.95	0.49	—	0.02	0.51	—	7.81	13.35	1.88	1.85	†	1.85	†	6.74	†	6,864	87
03-31-10	5.52	0.57		1.87	2.44	0.57	—	0.02	0.59	—	7.37	45.58	1.99	1.85	†	1.85	†	8.46	†	12,099	103
03-31-09	7.88	0.58		(2.32)	(1.74)	0.49	—	0.13	0.62	—	5.52	(22.86)	2.00	1.85	†	1.85	†	8.38	†	12	75
03-31-08	8.98	0.61		(1.11)	0.50	0.60	—	—	0.60	—	7.88	(5.82)	1.91	1.86	†	1.86	†	7.08	†	24,994	66

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING High Yield Bond Fund (continued)
Class C
09-30-12	7.80	0.23		0.22	0.45	0.23	—	—	0.23	—	8.02	5.83	1.82	1.85		1.85		5.75		13,690	61
03-31-12	7.81	0.46		(0.01)	0.45	0.46	—	—	0.46	—	7.80	6.05	1.89	1.85		1.85		6.00		12,727	100
03-31-11	7.38	0.50		0.44	0.94	0.49	—	0.02	0.51	—	7.81	13.22	1.88	1.85	†	1.85	†	6.66	†	11,938	87
03-31-10	5.52	0.57		1.89	2.46	0.58	—	0.02	0.60	—	7.38	45.82	1.99	1.85	†	1.85	†	8.40	†	11,038	103
03-31-09	7.89	0.58		(2.33)	(1.75)	0.49	—	0.13	0.62	—	5.52	(22.95)	2.00	1.85	†	1.85	†	8.57	†	7,101	75
03-31-08	8.99	0.61		(1.11)	(0.50)	0.60	—	—	0.60	—	7.89	(5.81)	1.91	1.86	†	1.86	†	7.09	†	9,987	66
Class I
09-30-12	7.80	0.27		0.21	0.48	0.27	—	—	0.27	—	8.01	6.29	0.71	0.74		0.74		6.82		50,543	61
03-31-12	7.81	0.55		(0.01)	0.54	0.55	—	—	0.55	—	7.80	7.30	0.71	0.67		0.67		7.09		24,849	100
03-31-11	7.37	0.57	•	0.48	1.05	0.59	—	0.02	0.61	—	7.81	14.86	0.76	0.73	†	0.73	†	7.53	†	21,590	87
03-31-10	5.51	0.64	•	1.90	2.54	0.66	—	0.02	0.68	—	7.37	47.55	0.92	0.78	†	0.78	†	8.99	†	1,582	103
07-31-08(4)–03-31-09	7.64	0.37	•	(1.92)	(1.55)	0.49	—	0.09	0.58	—	5.51	(20.35)	0.95	0.80	†	0.80	†	9.61	†	2	75
Class W
09-30-12	7.81	0.28		0.21	0.49	0.27	—	—	0.27	—	8.03	6.44	0.82	0.85		0.85		6.74		4,566	61
07-29-11(4)–03-31-12	7.82	0.36	•	0.07	0.43	0.44	—	—	0.44	—	7.81	5.77	0.89	0.85		0.85		6.93		1,552	100
ING Intermediate Bond Fund
Class A
09-30-12	9.90	0.17	•	0.33	0.50	0.16	—	—	0.16	—	10.24	5.04	0.70	0.70		0.70		3.38		324,829	245
03-31-12	9.53	0.38		0.42	0.80	0.43	—	—	0.43	—	9.90	8.61	0.68	0.68		0.68		3.99		293,277	500
03-31-11	9.23	0.47	•	0.26	0.73	0.43	—	—	0.43	—	9.53	8.00	0.68	0.68		0.68		4.97		316,000	384
03-31-10	8.31	0.45	•	1.09	1.54	0.62	—	—	0.62	—	9.23	18.95	0.71	0.69	†	0.69	†	5.04	†	348,871	540
03-31-09	10.13	0.45		(1.60)	(1.15)	0.45	0.22	—	0.67	—	8.31	(11.65)	0.72	0.70	†	0.70	†	4.84	†	471,185	674
03-31-08	10.23	0.51		(0.15)	0.36	0.46	—	—	0.46	—	10.13	3.61	0.73	0.69	†	0.69	†	4.98	†	799,369	435
Class B
09-30-12	9.88	0.13	•	0.33	0.46	0.12	—	—	0.12	—	10.22	4.65	1.45	1.45		1.45		2.64		2,997	245
03-31-12	9.51	0.32	•	0.41	0.73	0.36	—	—	0.36	—	9.88	7.77	1.43	1.43		1.43		3.30		4,144	500
03-31-11	9.21	0.40	•	0.26	0.66	0.36	—	—	0.36	—	9.51	7.21	1.43	1.43		1.43		4.24		9,379	384
03-31-10	8.30	0.38	•	1.08	1.46	0.55	—	—	0.55	—	9.21	17.96	1.46	1.44	†	1.44	†	4.31	†	18,605	540
03-31-09	10.11	0.38		(1.59)	(1.21)	0.38	0.22	—	0.60	—	8.30	(12.26)	1.47	1.45	†	1.45	†	4.08	†	23,721	674
03-31-08	10.21	0.43		(0.14)	0.29	0.39	—	—	0.39	—	10.11	2.84	1.48	1.44	†	1.44	†	4.26	†	41,078	435
Class C
09-30-12	9.89	0.13		0.32	0.45	0.12	—	—	0.12	—	10.22	4.55	1.45	1.45		1.45		2.63		36,155	245
03-31-12	9.52	0.32		0.41	0.73	0.36	—	—	0.36	—	9.89	7.78	1.43	1.43		1.43		3.22		35,256	500
03-31-11	9.22	0.40	•	0.26	0.66	0.36	—	—	0.36	—	9.52	7.21	1.43	1.43		1.43		4.22		33,994	384
03-31-10	8.30	0.38	•	1.09	1.47	0.55	—	—	0.55	—	9.22	18.08	1.46	1.44	†	1.44	†	4.31	†	45,016	540
03-31-09	10.12	0.38		(1.60)	(1.22)	0.38	0.22	—	0.60	—	8.30	(12.35)	1.47	1.45	†	1.45	†	4.08	†	53,534	674
03-31-08	10.22	0.43		(0.14)	0.29	0.39	—	—	0.39	—	10.12	2.85	1.48	1.44	†	1.44	†	4.24	†	83,232	435
Class I
09-30-12	9.90	0.18	•	0.32	0.50	0.17	—	—	0.17	—	10.23	5.09	0.44	0.44		0.44		3.60		603,609	245
03-31-12	9.53	0.41		0.42	0.83	0.46	—	—	0.46	—	9.90	8.90	0.40	0.40		0.40		4.26		331,423	500
03-31-11	9.23	0.50		0.26	0.76	0.46	—	—	0.46	—	9.53	8.35	0.38	0.38		0.38		5.25		332,193	384
03-31-10	8.31	0.48	•	1.09	1.57	0.65	—	—	0.65	—	9.23	19.33	0.39	0.37	†	0.37	†	5.37	†	316,209	540
03-31-09	10.14	0.48		(1.61)	(1.13)	0.48	0.22	—	0.70	—	8.31	(11.42)	0.39	0.37	†	0.37	†	5.17	†	362,162	674
03-31-08	10.23	0.54		(0.13)	0.41	0.50	—	—	0.50	—	10.14	4.05	0.39	0.35	†	0.38	†	5.31	†	351,575	435

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Intermediate Bond Fund (continued)
Class O
09-30-12	9.90	0.18		0.32	0.50	0.16	—	—	0.16	—	10.24	5.04	0.70	0.70		0.70		3.38		43,049	245
03-31-12	9.54	0.39		0.40	0.79	0.43	—	—	0.43	—	9.90	8.49	0.68	0.68		0.68		3.98		42,500	500
03-31-11	9.24	0.47	•	0.26	0.73	0.43	—	—	0.43	—	9.54	8.00	0.68	0.68		0.68		4.96		41,335	384
03-31-10	8.32	0.46	•	1.08	1.54	0.62	—	—	0.62	—	9.24	18.94	0.71	0.69	†	0.69	†	5.09	†	41,860	540
03-31-09	10.14	0.45		(1.60)	(1.15)	0.45	0.22	—	0.67	—	8.32	(11.62)	0.72	0.70	†	0.70	†	4.84	†	39,188	674
03-31-08	10.24	0.51		(0.15)	0.36	0.46	—	—	0.46	—	10.14	3.61	0.73	0.69	†	0.69	†	4.99	†	55,956	435
Class R
09-30-12	9.91	0.14		0.34	0.48	0.14	—	—	0.14	—	10.25	4.91	0.95	0.95		0.95		3.14		13,511	245
03-31-12	9.54	0.35		0.43	0.78	0.41	—	—	0.41	—	9.91	8.33	0.93	0.93		0.93		3.73		12,323	500
03-31-11	9.24	0.45	•	0.25	0.70	0.40	—	—	0.40	—	9.54	7.72	0.93	0.93		0.93		4.72		14,339	384
03-31-10	8.32	0.43	•	1.09	1.52	0.60	—	—	0.60	—	9.24	18.64	0.96	0.94	†	0.94	†	4.83	†	18,417	540
03-31-09	10.15	0.43		(1.61)	(1.18)	0.43	0.22	—	0.65	—	8.32	(11.93)	0.97	0.95	†	0.95	†	4.59	†	18,240	674
03-31-08	10.25	0.48		(0.14)	0.34	0.44	—	—	0.44	—	10.15	3.36	0.98	0.94	†	0.94	†	4.65	†	16,773	435
Class W
09-30-12	9.89	0.18	•	0.33	0.51	0.17	—	—	0.17	—	10.23	5.20	0.45	0.45		0.45		3.62		166,283	245
03-31-12	9.52	0.40	•	0.53	0.93	0.56	—	—	0.56	—	9.89	10.09	0.43	0.43		0.43		4.17		108,016	500
03-31-11	9.22	0.48		0.27	0.75	0.45	—	—	0.45	—	9.52	8.29	0.43	0.43		0.43		5.21		2,276	384
03-31-10	8.31	0.48	•	1.08	1.56	0.65	—	—	0.65	—	9.22	19.15	0.42	0.40	†	0.40	†	5.42	†	2,087	540
03-31-09	10.12	0.45		(1.53)	(1.08)	0.51	0.22	—	0.73	—	8.31	(11.03)	0.39	0.37	†	0.37	†	5.09	†	2,079	674
12-17-07(4)–03-31-08	10.21	0.15		(0.05)	0.10	0.19	—	—	0.19	—	10.12	0.98	0.48	0.44	†	0.44	†	5.24	†	443	435

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of four separately managed series. This report is for: ING GNMA Income Fund (“GNMA Income”), ING High Yield Bond Fund (“High Yield Bond”) and ING Intermediate Bond Fund (“Intermediate Bond”) (each, a “Fund” and collectively, the “Funds”).

The investment objective of each Fund is described in each Fund’s prospectus.

Each Fund offers at least five of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Class B shares of the Funds are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Funds’ Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the New York Stock Exchange (“NYSE”). Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable fair value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Fair Value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments.

For the period ended September 30, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of September 30, 2012, the maximum amount of loss that Intermediate Bond would incur if the counterparties to its derivative transactions failed to perform would be $1,510,273, which represents the gross payments to be received by the Fund on open forward foreign currency contracts, purchased options and swaps were they to be unwound as of September 30, 2012. At September 30, 2012, certain counterparties posted U.S. Treasury Bonds with a par value of $36,000 as collateral for open OTC derivatives.

The Funds’ master agreements with derivative counterparties have credit related contingent features

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.

As of September 30, 2012, Intermediate Bond had a net liability position of $4,831,340 on open forward foreign currency and swaps with credit related contingent features. If a contingent feature would have been triggered as of September 30, 2012, Intermediate Bond could have been required to pay this amount in cash to its counterparties. As of September 30, 2012 Intermediate Bond had posted $2,230,000 to its counterparties in cash collateral for its open derivatives transactions.

E.  Foreign Currency Transactions and Futures Contracts. High Yield Bond and Intermediate Bond may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the period ended September 30, 2012, Intermediate Bond has entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Fund uses forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements.

During the period ended September 30, 2012, Intermediate Bond had average contract amounts on forward foreign currency contracts to buy and sell of $46,683,379 and $86,605,676, respectively.

High Yield Bond and Intermediate Bond may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended September 30, 2012, Intermediate Bond has both purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. GNMA Income also sold futures contracts on various notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended September 30, 2012, Intermediate Bond had an average notional value of $170,323,432 and $166,711,446 on futures contracts purchased and sold, respectively. GNMA Income had an average notional value of $139,995,185 on futures contracts sold during the period ended September 30, 2012. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at September 30, 2012.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. All Funds, with the exception of GNMA Income, declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

J. Securities Lending. Each Fund has the option to temporarily loan up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

L.  Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

M.  Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N.  Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the period ended September 30, 2012, Intermediate Bond has purchased and written foreign currency options in order to hedge the value of its non-U.S. dollar-denominated holdings from adverse currency movements and to generate income. There were no open purchased or written foreign currency options at September 30, 2012.

During the period ended September 30, 2012, Intermediate Bond has purchased and written swaptions on credit default swap indices (“CDX”) as part of managing the Fund’s credit risk and sector exposure and as a means of generating additional income. There were no open purchased or written CDX swaptions at September 30, 2012.

During the period ended September 30, 2012, Intermediate Bond has purchased interest rate swaptions to manage duration and yield curve exposures. Please refer to Summary Portfolio of Investments for open purchased interest rate swaptions at September 30, 2012.

Please refer to Note 9 for the volume of both purchased and written options and swaption activity during the period ended September 30, 2012.

O.  Swap Agreements. High Yield Bond and Intermediate Bond may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets or Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

High Yield Bond and Intermediate Bond may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2012, for which a Fund is seller of protection, are disclosed in each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the period ended September 30, 2012, Intermediate Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities to hedge against anticipated potential credit events. Please refer to the table following the Summary Portfolio of Investments for open credit default swaps.

For the period ended September 30, 2012, Intermediate Bond has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market. Please refer to the table following the Summary Portfolio of Investments for open credit default swaps.

For the period ended September 30, 2012, Intermediate Bond had average notional amounts of $15,373,591 and $5,549,333 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk. For the period ended September 30, 2012, Intermediate Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $27,666,667. For the period ended September 30, 2012, Intermediate Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $43,854,655. Intermediate Bond entered into interest rate swaps to manage duration and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at September 30, 2012.

P.  Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

Q.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended September 30, 2012, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
High Yield Bond	$94,492,769	$83,421,822
Intermediate Bond	753,977,235	497,866,752

U.S. government securities not included above were as follows:

	Purchases	Sales
GNMA Income	$1,568,654,185	$1,429,542,195
Intermediate Bond	2,250,997,176	2,064,355,375

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds.

The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Income — 0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter; for High Yield Bond — 0.51% on first $500 million, 0.45% on next $4.5 billion and 0.40% on assets thereafter; and for Intermediate Bond — 0.17% on all assets.

ING Investment Management Co. LLC (“ING IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Investments Distributor, LLC (the “Distributor” or “IID”) is the principal underwriter of the Funds. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W and as otherwise noted below) has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and/or a Service Plan (the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	N/A
Intermediate Bond	0.25%	1.00%	1.00%	0.25%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the period ended September 30, 2012, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A	Class C
GNMA Income	$72,021	$—
High Yield Bond	4,485	—
Intermediate Bond	5,524	—

Contingent Deferred Sales Charges:
GNMA Income	$—	$6,168
High Yield Bond	—	10
Intermediate Bond	52	1,456

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2012, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

Affiliated Investment Company/Subsidiary	Fund	Percentage
ING Capital Allocation Fund	High Yield Bond	7.68%
ING Global Target Payment Fund	High Yield Bond	5.56%
ING Life Insurance and Annuity Company	GNMA Income	14.95%
	Intermediate Bond	11.88%
ING National Trust	GNMA Income	16.86%
	Intermediate Bond	6.66%
ING Solution 2015 Portfolio	Intermediate Bond	5.74%
ING Strategic Allocation Conservative Portfolio	High Yield Bond	5.02%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
GNMA Income	0.97%	1.72%	1.72%	0.67%	N/A	N/A	0.72%
High Yield Bond	1.10%	1.85%	1.85%	0.85%	N/A	N/A	0.85%
Intermediate Bond	0.75%	1.50%	1.50%	0.50%	0.75%	1.00%	0.50%

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of September 30, 2012 the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	September 30,
	2013	2014	2015	Total
High Yield Bond	$90,064	$32,931	$48,117	$171,112

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Trust provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 8 — LINE OF CREDIT

Each of the Funds included in this report with the exception of GNMA Income, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the period ended September 30, 2012:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
High Yield Bond	1	$2,035,000	1.30%
Intermediate Bond	8	921,250	1.21

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased interest rate swaptions for Intermediate Bond during the six months ended September 30, 2012 were as follows:

	Number of Contracts	Cost
Balance at 03/31/12	—	—
Options Purchased	59,375,000	$225,625
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	—	—
Balance at 09/30/12	59,375,000	$225,625

Transactions in purchased foreign currency options for Intermediate Bond during the six months ended September 30, 2012 were as follows:

	Notional Amount	Cost
Balance at 03/31/12	19,600,000	$156,800
Options Purchased	77,700,000	525,829
Options Terminated in Closing Sell Transactions	(29,800,000)	(226,220)
Options Exercised	—	—
Options Expired	(67,500,000)	(456,409)
Balance at 09/30/12	—	$—

Transactions in purchased credit default swaptions for Intermediate Bond during the six months ended September 30, 2012 were as follows:

	Notional Amount	Cost
Balance at 03/31/12	40,180,000	$754,159
Options Purchased	32,145,000	1,085,490
Options Terminated in Closing Sell Transactions	(40,180,000)	(754,159)
Options Exercised	—	—
Options Expired	(32,145,000)	(1,085,490)
Balance at 09/30/12	—	$—

Transactions in written foreign currency options for Intermediate Bond during the six months ended September 30, 2012 were as follows:

	Notional Amount	Premiums Received
Balance at 03/31/12	19,600,000	$151,078
Options Written	77,700,000	264,791
Options Terminated in Closing Purchase Transactions	(29,800,000)	(222,296)
Options Exercised	—	—
Options Expired	(67,500,000)	(193,573)
Balance at 09/30/12	—	$—

Transactions in written credit default swaptions for Intermediate Bond during the six months ended September 30, 2012 were as follows:

	Notional Amount	Premiums Received
Balance at 03/31/12	—	$—
Options Written	32,145,000	546,460
Options Terminated in Closing Purchase Transactions	(32,145,000)	(546,460)
Options Exercised	—	—
Options Expired	—	—
Balance at 09/30/12	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
GNMA Income
Class A
9/30/2012	12,569,515	—	1,193,679	(7,945,189)	5,818,005	114,408,321	—	10,845,575	(72,252,332)	53,001,564
3/31/2012	24,514,742	—	2,375,996	(18,954,717)	7,936,021	221,856,424	—	21,423,816	(171,310,378)	71,969,862
Class B
9/30/2012	14,012	—	3,669	(145,274)	(127,593)	126,922	—	33,167	(1,312,693)	(1,152,604)
3/31/2012	37,213	—	18,726	(930,578)	(874,639)	335,404	—	167,427	(8,308,133)	(7,805,302)
Class C
9/30/2012	5,105,129	—	183,955	(1,539,559)	3,749,525	46,233,699	—	1,663,844	(13,943,070)	33,954,473
3/31/2012	5,764,855	—	293,474	(2,580,225)	3,478,104	51,973,193	—	2,635,071	(23,168,192)	31,440,072
Class I
9/30/2012	10,899,462	—	283,494	(2,912,346)	8,270,610	99,341,536	—	2,579,044	(26,551,319)	75,369,261
3/31/2012	12,189,352	—	364,066	(4,449,136)	8,104,282	110,555,426	—	3,289,782	(40,299,123)	73,546,085
Class W
9/30/2012	1,416,375	—	28,637	(396,790)	1,048,222	12,918,040	—	260,773	(3,621,469)	9,557,344
3/31/2012	1,128,864	—	31,026	(690,349)	469,541	10,252,700	—	280,245	(6,228,039)	4,304,906
High Yield Bond
Class A
9/30/2012	830,087	—	267,489	(3,066,883)	(1,969,307)	6,499,712	—	2,100,661	(23,800,172)	(15,199,799)
3/31/2012	5,429,446	—	569,801	(4,429,121)	1,570,126	41,242,516	—	4,362,523	(33,773,850)	11,831,189
Class B
9/30/2012	2,480	—	6,071	(66,945)	(58,394)	19,366	—	47,608	(522,771)	(455,797)
3/31/2012	30,242	—	20,536	(625,689)	(574,911)	230,699	—	157,258	(4,827,850)	(4,439,893)
Class C
9/30/2012	234,455	—	31,273	(190,006)	75,722	1,835,672	—	245,660	(1,486,654)	594,678
3/31/2012	407,936	—	64,710	(368,990)	103,656	3,142,134	—	494,993	(2,823,460)	813,667
Class I
9/30/2012	5,447,626	—	161,994	(2,486,959)	3,122,661	42,563,269	—	1,273,585	(19,404,391)	24,432,463
3/31/2012	6,417,691	—	320,569	(6,314,003)	424,257	47,915,561	—	2,452,620	(48,795,651)	1,572,530
Class W
9/30/2012	425,644	—	13,295	(68,799)	370,140	3,332,897	—	104,837	(538,530)	2,899,204
7/29/2011(1)–3/31/2012	202,028	—	1,552	(4,858)	198,722	1,567,745	—	12,123	(37,433)	1,542,435
Intermediate Bond
Class A
9/30/2012	5,121,065	—	416,145	(3,434,016)	2,103,194	51,758,568	—	4,204,571	(34,456,564)	21,506,575
3/31/2012	6,561,524	—	1,296,044	(11,379,209)	(3,521,641)	63,697,285	—	12,600,909	(110,525,656)	(34,227,462)
Class B
9/30/2012	15,269	—	3,024	(144,410)	(126,117)	153,188	—	30,486	(1,445,971)	(1,262,297)
3/31/2012	54,776	—	17,362	(638,746)	(566,608)	531,835	—	168,218	(6,191,473)	(5,491,420)
Class C
9/30/2012	362,565	—	29,460	(422,097)	(30,072)	3,645,935	—	297,343	(4,232,664)	(289,386)
3/31/2012	853,505	—	88,646	(947,245)	(5,094)	8,317,392	—	860,583	(9,202,857)	(24,882)
Class I
9/30/2012	29,085,941	—	766,989	(4,353,997)	25,498,933	292,494,575	—	7,762,013	(43,925,974)	256,330,614
3/31/2012	9,644,301	—	1,364,634	(12,378,499)	(1,369,564)	94,381,732	—	13,271,296	(120,165,741)	(12,512,713)
Class O
9/30/2012	181,367	—	5,773	(275,386)	(88,246)	1,824,744	—	58,329	(2,764,261)	(881,188)
3/31/2012	476,284	—	17,313	(536,344)	(42,747)	4,640,739	—	168,443	(5,228,316)	(419,134)
Class R
9/30/2012	291,278	—	18,213	(234,645)	74,846	2,939,534	—	184,271	(2,374,817)	748,988
3/31/2012	608,390	—	60,759	(928,354)	(259,205)	5,915,026	—	591,378	(9,011,314)	(2,504,910)
Class W
9/30/2012	7,467,569	—	238,682	(2,369,062)	5,337,189	74,754,000	—	2,409,298	(23,719,541)	53,443,757
3/31/2012	11,373,799	—	290,877	(980,106)	10,684,570	110,799,889	—	2,833,928	(9,550,614)	104,083,203

(1)	Commencement of operations.

NOTE 11 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Bond and Intermediate Bond may invest in lower rated and comparable quality unrated high yield securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 11 — CREDIT RISK AND DEFAULTED SECURITIES (continued)

interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Intermediate Bond held the following defaulted securities at September 30, 2012:

Fund	Security	Fair Value
Intermediate Bond	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	$—
	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	—

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Fund and its corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit Risk (All Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Foreign Securities (High Yield Bond and Intermediate Bond). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (High Yield Bond and Intermediate Bond). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended September 30, 2012	Year Ended March 31, 2012
	Ordinary Income	Ordinary Income	Long-term Capital Gain
GNMA Income	$18,035,663	$30,964,687	$1,077,160
High Yield Bond	4,696,079	9,207,263	—
Intermediate Bond	16,328,351	35,862,436	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2012 are detailed below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
GNMA Income	$2,736,628	$2,141,445	$41,400,677	$—	—
High Yield Bond	97,691	—	4,730,587	(126,079)	2014
				(16,938,959)	2015
				(9,006,267)	2017
				(14,980,165)	2018
				$(41,051,470)
Intermediate Bond	18,766,276	—	14,714,859	(148,289,915)	2018

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of September 30, 2012, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At September 30, 2012, the following Fund had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Intermediate Bond	$12,768,325	$13,024,411

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 15 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2012, the following Funds paid net investment income dividends of:

	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0247	October 2, 2012	September 28, 2012
Class B	$0.0189	October 2, 2012	September 28, 2012
Class C	$0.0190	October 2, 2012	September 28, 2012
Class I	$0.0267	October 2, 2012	September 28, 2012
Class W	$0.0266	October 2, 2012	September 28, 2012
Class A	$0.0247	November 2, 2012	October 31, 2012
Class B	$0.0189	November 2, 2012	October 31, 2012
Class C	$0.0191	November 2, 2012	October 31, 2012
Class I	$0.0267	November 2, 2012	October 31, 2012
Class W	$0.0266	November 2, 2012	October 31, 2012
High Yield Bond
Class A	$0.0414	November 1, 2012	Daily
Class B	$0.0362	November 1, 2012	Daily
Class C	$0.0362	November 1, 2012	Daily
Class I	$0.0441	November 1, 2012	Daily
Class W	$0.0433	November 1, 2012	Daily
Intermediate Bond
Class A	$0.0265	November 1, 2012	Daily
Class B	$0.0199	November 1, 2012	Daily
Class C	$0.0199	November 1, 2012	Daily
Class I	$0.0290	November 1, 2012	Daily
Class O	$0.0265	November 1, 2012	Daily
Class R	$0.0243	November 1, 2012	Daily
Class W	$0.0288	November 1, 2012	Daily

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
952,124		Vendee Mortgage Trust, 3.750%, 10/15/41	$1,053,335	0.1

		Total Collateralized Mortgage Obligations
		(Cost $1,016,976)	1,053,335	0.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 96.9%
		Federal Home Loan Mortgage Corporation: 3.4%##
10,173,539		6.000%, due 04/15/36	11,929,563	1.0
5,539,975		27.717%, due 04/15/32	7,870,183	0.7
39,375,136	ˆ	0.500%–21.165%, due 11/01/14–05/01/38	19,942,145	1.7
			39,741,891	3.4

		Federal National Mortgage Association: 7.9%##
4,957,724		3.500%, due 06/25/41	5,229,833	0.5
15,348,311		4.500%, due 09/01/41	16,699,340	1.4
29,816,189		4.500%, due 09/01/41	32,440,748	2.8
15,490,302		4.598%, due 11/25/33	15,999,692	1.4
4,877,551		6.000%, due 06/25/29	5,513,465	0.5
12,925,975		5.000%–8.500%, due 06/01/14–12/25/45	14,989,676	1.3
			90,872,754	7.9

		Government National Mortgage Association: 85.6%
19,933,019		0.609%, due 07/20/41	20,049,039	1.7
12,984,666		0.739%, due 04/20/40	13,121,518	1.1
5,619,335		0.869%, due 04/20/40	5,703,153	0.5
21,239,454		0.869%, due 06/20/40	21,270,506	1.8
16,348,787		0.921%, due 01/16/40	16,627,705	1.4
97,002,926	ˆ	1.064%, due 01/16/51	4,729,892	0.4
4,800,857		1.169%, due 09/20/38	4,914,318	0.4
16,766,271		1.259%, due 03/20/39	17,129,898	1.5
12,700,000	W	3.000%, due 07/15/42	13,565,187	1.2
87,900,000	W	3.500%, due 02/15/41	96,071,949	8.3
90,000,000		3.500%, due 07/20/42	98,465,616	8.5
33,000,000	W	4.000%, due 11/15/39	36,320,625	3.1
5,000,000		4.000%, due 06/20/41	5,504,687	0.5
15,111,611		4.000%, due 07/20/41	16,610,458	1.4
18,349,141		4.000%, due 02/20/42	20,223,375	1.8
36,000,000		4.000%, due 09/20/42	39,677,143	3.4
4,761,000		4.500%, due 05/20/39	5,455,668	0.5
4,638,144		4.500%, due 08/20/40	5,044,169	0.4
17,252,840		4.500%, due 09/20/41	19,154,503	1.7
12,449,467		4.660%, due 09/20/61	14,610,252	1.3
4,364,651		4.861%, due 06/20/61	4,976,983	0.4
5,775,400		5.000%, due 04/20/30	6,302,534	0.5
4,898,521		5.000%, due 10/20/34	5,871,531	0.5
4,633,510		5.000%, due 01/20/39	4,925,483	0.4
4,266,547		5.000%, due 11/15/39	4,733,391	0.4
4,220,138		5.000%, due 12/20/39	4,706,207	0.4
36,300,518		5.000%, due 05/20/40	43,112,528	3.7
5,923,910		5.000%, due 07/20/41	6,573,895	0.6
8,100,000		5.250%, due 01/20/38	9,563,435	0.8
6,747,215		5.359%, due 02/20/38	7,648,104	0.7
13,683,933		5.473%, due 01/20/60	15,719,507	1.4
4,177,054		5.500%, due 03/16/34	5,114,197	0.4
9,448,598		5.500%, due 12/16/35	11,578,661	1.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
5,466,971		5.500%, due 11/20/37	$6,365,826	0.6
10,800,000		5.750%, due 07/20/38	12,223,418	1.1
5,454,169		5.950%, due 02/15/44	5,937,147	0.5
5,558,944		6.000%, due 07/20/34	6,317,598	0.5
7,589,000		6.000%, due 07/20/37	9,159,213	0.8
5,798,784		6.416%, due 04/20/37	6,633,719	0.6
4,838,303		7.000%, due 10/20/38	5,595,454	0.5
6,182,840		7.200%, due 03/15/39	6,636,358	0.6
676,407,275	ˆ	0.250%–24.491%, due 05/15/16–07/20/62	327,074,136	28.3
			991,018,986	85.6

		Total U.S. Government Agency Obligations
		(Cost $1,072,870,497)	1,121,633,631	96.9

U.S. TREASURY OBLIGATIONS: 2.2%
		U.S. Treasury Bonds: 0.5%
5,500,000		3.000%, due 05/15/42	5,712,267	0.5

		U.S. Treasury Notes: 1.7%
20,000,000		1.625%, due 08/15/22	19,987,500	1.7

		Total U.S. Treasury Obligations
		(Cost $25,663,759)	25,699,767	2.2
		Total Investments in Securities (Cost $1,099,551,232)	$1,148,386,733	99.2
		Assets in Excess of Other Liabilities	9,654,864	0.8
		Net Assets	$1,158,041,597	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $1,101,451,339.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$50,271,600
Gross Unrealized Depreciation	(3,336,206)
Net Unrealized Appreciation	$46,935,394

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2012
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$1,053,335	$—	$1,053,335
U.S. Government Agency Obligations	—	1,121,633,631	—	1,121,633,631
U.S. Treasury Obligations	—	25,699,767	—	25,699,767
Total Investments, at fair value	$—	$1,148,386,733	$—	$1,148,386,733
Other Financial Instruments+
Futures	114,723	—	—	114,723
Total Assets	$114,723	$1,148,386,733	$—	$1,148,501,456
Liabilities Table
Other Financial Instruments+
Futures	$(611,426)	$—	$—	$(611,426)
Total Liabilities	$(611,426)	$—	$—	$(611,426)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended September 30, 2012.

ING GNMA Income Fund Open Futures Contracts on September 30, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(638)	12/19/12	$(85,163,034)	$(489,731)
U.S. Treasury 5-Year Note	(228)	12/31/12	(28,416,281)	(121,695)
U.S. Treasury Long Bond	(242)	12/19/12	(36,148,750)	114,723
			$(149,728,065)	$(496,703)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$114,723
Total Asset Derivatives		$114,723
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$611,426
Total Liability Derivatives		$611,426

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended September 30, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(5,182,906)
Total	$(5,182,906)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(2,327,210)
Total	$(2,327,210)

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 94.3%
		Consumer Discretionary: 26.6%
195,000	#	Affinia Group, Inc., 10.750%, 08/15/16	$211,819	0.1
585,000	#	Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.000%, 05/15/18	609,862	0.4
950,000		AMC Entertainment, Inc., 9.750%, 12/01/20	1,074,687	0.7
34,782	#	American Media, Inc., 13.500%, 06/15/18	32,346	0.0
665,000	#	Block Communications, Inc., 7.250%, 02/01/20	709,887	0.5
310,000	#	Boyd Gaming Corp., 9.000%, 07/01/20	317,750	0.2
500,000	#	Bresnan Broadband Holdings LLC, 8.000%, 12/15/18	548,750	0.3
970,000		Cablevision Systems Corp., 7.750%, 04/15/18	1,079,125	0.7
1,000,000	#	Caesars Operating Escrow LLC / Caesars Escrow Corp., 8.500%, 02/15/20	1,002,500	0.6
535,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	564,425	0.4
860,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%–7.250%, 10/30/17–04/30/21	933,700	0.6
565,000	#	Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, 11/15/17	605,962	0.4
773,533	&	CityCenter Holdings LLC / CityCenter Finance Corp., 7.625%–10.750%, 01/15/16–01/15/17	829,614	0.5
1,030,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	1,009,400	0.6
105,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	101,325	0.1
785,000		Cumulus Media Holdings, Inc., 7.750%, 05/01/19	767,338	0.5
480,000		DISH DBS Corp., 7.875%, 09/01/19	560,400	0.4
500,000	#	DISH DBS Corp., 5.875%, 07/15/22	515,000	0.3
695,000		Gray Television, Inc., 10.500%, 06/29/15	756,681	0.5
200,000	#	Gray Television, Inc., 7.500%, 10/01/20	200,000	0.1
825,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	895,125	0.6
300,000	#	Isle of Capri Casinos, Inc., 8.875%, 06/15/20	317,250	0.2

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
500,000	#	Jaguar Holding Co. II / Jaguar Merger Sub, Inc., 9.500%, 12/01/19	$563,750	0.4
400,000	#	K Hovnanian Enterprises, Inc., 7.250%, 10/15/20	411,000	0.3
400,000	#	K Hovnanian Enterprises, Inc., 9.125%, 11/15/20	403,500	0.2
750,000		KB Home, 6.250%, 06/15/15	783,750	0.5
800,000		KB Home, 5.875%–8.000%, 01/15/15–03/15/20	870,188	0.6
500,000	#	Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	502,500	0.3
125,000		Meritage Homes Corp., 7.000%, 04/01/22	134,375	0.1
720,000	#	Meritage Homes Corp., 7.731%, 04/30/17	745,200	0.5
500,000		MGM Mirage, 7.500%, 06/01/16	537,500	0.3
750,000		MGM Resorts International, 7.750%, 03/15/22	787,500	0.5
500,000	#	MGM Resorts International, 8.625%, 02/01/19	547,500	0.4
750,000		NCL Corp. Ltd., 9.500%, 11/15/18	834,375	0.5
795,000	#	Needle, 8.125%, 03/15/19	814,875	0.5
400,000	#	Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	399,500	0.3
750,000	#	Nord Anglia Education UK Holdings PLC, 10.250%, 04/01/17	813,750	0.5
865,000	#	Number Merger Sub, Inc., 11.000%, 12/15/19	975,288	0.6
150,000	#	Pantry, Inc./The, 8.375%, 08/01/20	154,125	0.1
475,000	#	PC Merger Sub, Inc., 8.875%, 08/01/20	508,250	0.3
400,000	#	Penske Automotive Group, Inc., 5.750%, 10/01/22	412,000	0.3
750,000	#	Sabre, Inc., 8.500%, 05/15/19	772,500	0.5
577,000	#	Seminole Indian Tribe of Florida, 7.750%, 10/01/17	636,143	0.4
200,000	#	Sonic Automotive, Inc., 7.000%, 07/15/22	215,000	0.1
570,000	#	Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	585,675	0.4

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
165,000	#	UR Financing Escrow Corp., 5.750%, 07/15/18	$174,694	0.1
285,000	#	UR Financing Escrow Corp., 7.375%, 05/15/20	307,087	0.2
285,000	#	UR Financing Escrow Corp., 7.625%, 04/15/22	312,788	0.2
750,000	#	Wolverine Healthcare Analytics, 10.625%, 06/01/20	806,250	0.5
600,000	#	Wolverine World Wide, Inc., 6.125%, 10/15/20	621,000	0.4
790,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	876,900	0.6
11,105,846		Other Securities	11,390,379	7.3
			41,540,288	26.6

		Consumer Staples: 4.6%
615,000	#	American Rock Salt Co. LLC/American Rock Capital Corp., 8.250%, 05/01/18	561,187	0.4
645,000		Eliz Arden, 7.375%, 03/15/21	725,625	0.5
450,000	#	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 06/01/21	425,250	0.3
545,000	#	Neff Rental LLC/Neff Finance Corp., 9.625%, 05/15/16	554,537	0.3
500,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.250%, 02/15/21	498,750	0.3
750,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.875%, 08/15/19	801,563	0.5
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	196,800	0.1
3,265,000		Other Securities	3,450,975	2.2
			7,214,687	4.6

		Energy: 14.5%
295,000	#	Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp., 6.625%, 10/01/20	300,900	0.2
500,000	#	BreitBurn Energy Partners L.P. / BreitBurn Finance Corp., 7.875%, 04/15/22	520,000	0.3
325,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	351,000	0.2
175,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	189,000	0.1

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
400,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.625%, 08/01/20	$433,000	0.3
500,000	#	Chaparral Energy, Inc., 7.625%, 11/15/22	527,500	0.3
350,000		Chaparral Energy, Inc., 8.250%–9.875%, 10/01/20–09/01/21	390,000	0.3
505,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	487,325	0.3
260,000	#	Eagle Rock Energy Partners L.P. / Eagle Rock Energy Finance Corp., 8.375%, 06/01/19	256,750	0.2
625,000		El Paso Corp., 7.250%, 06/01/18	722,998	0.5
200,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20	208,250	0.1
875,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, 02/15/20	977,812	0.6
275,000		Linn Energy LLC/Linn Energy Finance Corp., 7.750%, 02/01/21	292,188	0.2
545,000	#	Linn Energy LLC/Linn Energy Finance Corp., 6.250%, 11/01/19	542,956	0.4
160,000	#	Meg Energy, 6.500%, 03/15/21	172,000	0.1
500,000	#	Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC, 10.750%, 10/01/20	523,750	0.4
325,000	#	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, 02/15/17	299,000	0.2
800,000		Northern Oil and Gas, Inc., 8.000%, 06/01/20	828,000	0.5
870,000		Oasis Petroleum, Inc., 6.500%–7.250%, 02/01/19–11/01/21	933,663	0.6
295,000	#	PDC Energy, Inc., 7.750%, 10/15/22	295,000	0.2
800,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	834,000	0.5
750,000		Plains Exploration & Production Co., 6.125%, 06/15/19	759,375	0.5
200,000		Plains Exploration & Production Co., 6.625%, 05/01/21	204,000	0.1
450,000	#	QR Energy L.P. / QRE Finance Corp., 9.250%, 08/01/20	461,250	0.3

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
605,000	#	Resolute Energy Corp., 8.500%, 05/01/20	$622,394	0.4
200,000	#	SandRidge Energy, Inc., 7.500%, 03/15/21	207,000	0.1
400,000	#	SandRidge Energy, Inc., 7.500%, 02/15/23	413,000	0.3
600,000	#	SM Energy Co., 6.500%, 01/01/23	630,750	0.4
800,000		Vanguard Natural Resources, LLC, 7.875%, 04/01/20	807,000	0.5
719,000		W&T Offshore, Inc., 8.500%, 06/15/19	787,305	0.5
7,326,000		Other Securities	7,585,386	4.9
			22,562,552	14.5

		Financials: 9.8%
735,000		Ally Financial, Inc., 8.000%, 03/15/20	863,625	0.6
455,000		Ally Financial, Inc., 8.300%, 02/12/15	505,050	0.3
750,000	#	Ashtead Capital, 6.500%, 07/05/22	790,312	0.5
200,000	#	Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., 8.375%, 02/15/18	209,000	0.1
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	330,600	0.2
1,830,000		CIT Group, Inc., 4.250%–5.375%, 05/15/17–08/15/22	1,945,269	1.3
500,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	516,250	0.3
695,000		Ford Motor Credit Co., LLC, 8.125%, 01/15/20	875,933	0.6
1,195,000		International Lease Finance Corp., 5.875%–8.250%, 05/15/19–08/15/22	1,320,410	0.9
710,000		Kemet Corp., 10.500%, 05/01/18	724,200	0.5
1,000,000		Nufarm Australia Limited, 6.375%, 10/15/19	1,000,000	0.6
500,000	#	Realogy Corp., 7.625%, 01/15/20	553,750	0.4
520,000	#	Realogy Corp., 7.875%, 02/15/19	548,600	0.3
500,000	#	Rivers Pittsburgh Borrower L.P./Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19	533,750	0.3
750,000	#	Serta Simmons Holdings LLC, 8.125%, 10/01/20	748,125	0.5
750,000		Shea Homes L.P. / Shea Homes Funding Corp., 8.625%, 05/15/19	840,000	0.5
2,847,000		Other Securities	2,913,111	1.9
			15,217,985	9.8

CORPORATE BONDS/NOTES: (continued)
		Health Care: 11.3%
475,000	#	Biomet, Inc., 6.500%, 08/01/20	$493,406	0.3
600,000	#	Biomet, Inc., 6.500%, 10/01/20	591,000	0.4
495,000	#, &	CDRT Holding Corp., 9.250%, 10/01/17	480,150	0.3
1,040,000		CHS/Community Health Systems, Inc., 5.125%–8.000%, 08/15/18–07/15/20	1,102,569	0.7
650,000		Grifols, Inc., 8.250%, 02/01/18	721,500	0.5
655,000		HCA Holdings, Inc., 7.750%, 05/15/21	717,225	0.5
800,000		HCA, Inc., 7.500%, 02/15/22	910,000	0.6
465,000		HCA, Inc., 7.250%–7.875%, 02/15/20–09/15/20	523,519	0.3
245,000	#	Health Management Associates, Inc., 7.375%, 01/15/20	267,050	0.2
400,000	#	Hologic, Inc., 6.250%, 08/01/20	426,000	0.3
500,000	#	Mylan, Inc., 6.000%, 11/15/18	532,500	0.3
750,000	#	Physio–Control International, Inc., 9.875%, 01/15/19	825,000	0.5
280,000	#	STHI Holding Corp., 8.000%, 03/15/18	299,600	0.2
500,000	#	Universal Hospital Services, Inc., 7.625%, 08/15/20	522,500	0.3
675,000	#	USPI Finance Corp., 9.000%, 04/01/20	735,750	0.5
500,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	529,375	0.3
525,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	547,312	0.4
490,000	#	VPI Escrow Corp., 6.375%, 10/15/20	502,250	0.3
6,801,000		Other Securities	6,929,381	4.4
			17,656,087	11.3

		Industrials: 6.4%
200,000	#	ADS Waste Holdings, Inc., 8.250%, 10/01/20	204,500	0.1
455,000	#	Amsted Industries, Inc., 8.125%, 03/15/18	493,675	0.3
250,000	#	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 9.125%, 10/15/20	265,625	0.2
600,000	#	Belden, Inc., 5.500%, 09/01/22	616,500	0.4

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrials: (continued)
670,000		Covanta Holding Corp., 7.250%, 12/01/20	$746,348	0.5
245,000	#	General Cable Corp., 5.750%, 10/01/22	249,900	0.2
600,000	#	H&E Equipment Services, Inc., 7.000%, 09/01/22	625,500	0.4
500,000	#, &	Isabelle Acquisition Sub, Inc., 10.000%, 11/15/18	544,375	0.3
880,000	#	JM Huber Corp., 9.875%, 11/01/19	992,200	0.6
285,000	#	Mcron Finance Sub LLC/ Mcron Finance Corp., 8.375%, 05/15/19	294,975	0.2
4,719,000		Other Securities	4,985,545	3.2
			10,019,143	6.4

		Information Technology: 5.4%
400,000	#	Audatex North America, Inc., 6.750%, 06/15/18	429,000	0.3
545,000	#	Emdeon, Inc., 11.000%, 12/31/19	621,300	0.4
750,000		Epicor Software Corp., 8.625%, 05/01/19	795,000	0.5
800,000	#	First Data Corp., 6.750%, 11/01/20	799,000	0.5
145,000	#	First Data Corp., 8.250%, 01/15/21	145,363	0.1
146,000	#, &	First Data Corp., 8.750%, 01/15/22	147,825	0.1
480,684	&	First Data Corp., 9.875%–11.250%, 09/24/15–03/31/16	470,521	0.3
355,000	#	Lawson Software, Inc., 9.375%, 04/01/19	395,825	0.2
500,000	#	Lawson Software, Inc., 11.500%, 07/15/18	572,500	0.4
365,000	#	NCR Corp., 5.000%, 07/15/22	370,475	0.2
3,445,000		Other Securities	3,669,150	2.4
			8,415,959	5.4

		Materials: 7.3%
200,000	#	Ardagh Packaging Finance Plc, 7.375%, 10/15/17	215,500	0.1
165,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	181,087	0.1
185,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	203,500	0.2
500,000	#	Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125%, 07/15/20	535,000	0.4
250,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	233,750	0.2

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
350,000	#	Ineos Finance PLC, 8.375%, 02/15/19	$369,688	0.2
500,000	#	Ineos Group Holdings PLC, 8.500%, 02/15/16	475,000	0.3
330,000	#	JMC Steel Group, 8.250%, 03/15/18	338,250	0.2
1,000,000		Lender Process Services, 5.750%, 04/15/23	987,500	0.6
410,000	#	Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16	429,475	0.3
640,000		LyondellBasell Industries NV, 6.000%, 11/15/21	732,800	0.5
500,000	#	New Gold, Inc., 7.000%, 04/15/20	532,500	0.3
400,000	#	PH Glatfelter Co., 5.375%, 10/15/20	406,000	0.3
290,000	#	Plastipak Holdings, Inc., 10.625%, 08/15/19	333,500	0.2
307,000	#	Rain CII Carbon LLC and CII Carbon Corp., 8.000%, 12/01/18	314,675	0.2
750,000	#	Roofing Supply Group LLC / Roofing Supply Finance, Inc., 10.000%, 06/01/20	821,250	0.5
750,000		Taseko Mines Ltd., 7.750%, 04/15/19	721,875	0.5
3,480,000		Other Securities	3,482,725	2.2
			11,314,075	7.3

		Telecommunication Services: 6.0%
250,000	#, &	Intelsat Bermuda Ltd., 11.500%, 02/04/17	265,938	0.2
531,375	&	Intelsat Bermuda Ltd., 11.250%–11.500%, 02/04/17	564,250	0.3
500,000	#	Intelsat Jackson Holdings SA, 7.250%, 10/15/20	540,000	0.3
500,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	560,000	0.4
245,000	#	SBA Communications Corp., 5.625%, 10/01/19	250,206	0.2
1,000,000		Sprint Capital Corp., 6.875%, 11/15/28	925,000	0.6
400,000	#	Sprint Nextel Corp., 7.000%, 03/01/20	449,000	0.3
665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	799,663	0.5
750,000	#	Telesat Canada / Telesat LLC, 6.000%, 05/15/17	783,750	0.5
425,000	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	452,625	0.3
500,000	#	Wind Acquisition Finance SA, 7.250%, 02/15/18	475,000	0.3

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Telecommunication Services: (continued)
920,000		Windstream Corp., 7.000%–7.500%, 03/15/19–06/01/22	$953,000	0.6
2,128,024		Other Securities	2,291,316	1.5
			9,309,748	6.0

		Utilities: 2.4%
385,000	#	Calpine Corp., 7.500%, 02/15/21	417,725	0.3
440,000	#	Calpine Corp., 7.875%, 07/31/20	482,900	0.3
500,000	#	DPL, Inc., 7.250%, 10/15/21	572,500	0.4
455,000	#	Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc., 11.500%, 10/01/20	358,312	0.2
1,725,000		Other Securities	1,891,025	1.2
			3,722,462	2.4

		Total Corporate Bonds/Notes
		(Cost $139,023,048)	146,972,986	94.3

ASSET-BACKED SECURITIES: 0.7%
		Other Asset-Backed Securities: 0.7%
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,031,760	0.7

		Total Asset-Backed Securities
		(Cost $997,500)	1,031,760	0.7

Shares			Value	Percentage of Net Assets

COMMON STOCK: 0.0%
		Consumer Discretionary: 0.0%
6,005		Other Securities	2,535	0.0

		Total Common Stock
		(Cost $136,656)	2,535	0.0

		Total Long-Term Investments
		(Cost $140,157,204)	148,007,281	95.0

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.7%
		Mutual Funds: 6.7%
10,413,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $10,413,000)	$10,413,000	6.7

		Total Short-Term Investments
		(Cost $10,413,000)	10,413,000	6.7

		Total Investments in Securities (Cost $150,570,204)	$158,420,281	101.7
		Liabilities in Excess of Other Assets	(2,576,611)	(1.7)
		Net Assets	$155,843,670	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

&	Payment-in-kind

Cost for federal income tax purposes is $150,573,555.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,841,112
Gross Unrealized Depreciation	(994,386)
Net Unrealized Appreciation	$7,846,726

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$2,535	$2,535
Total Common Stock	—	—	2,535	2,535
Corporate Bonds/Notes	—	146,972,986	—	146,972,986
Asset-Backed Securities	—	1,031,760	—	1,031,760
Short-Term Investments	10,413,000	—	—	10,413,000
Total Investments, at fair value	$10,413,000	$148,004,746	$2,535	$158,420,281

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended September 30, 2012.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended September 30, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Swaps
Credit contracts	$(252,291)
Total	$(252,291)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 32.6%
		Consumer Discretionary: 3.0%
2,446,000	#	ADT Corp., 2.250%, 07/15/17	$2,520,953	0.2
544,000	#	ADT Corp., 3.500%, 07/15/22	566,469	0.0
660,000	#	ADT Corp., 4.875%, 07/15/42	718,308	0.1
1,125,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,186,875	0.1
4,826,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 2.400%–5.150%, 03/15/17–03/15/42	4,956,715	0.4
2,726,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	3,239,347	0.3
900,000	#	Lennar Corp., 4.750%, 12/15/17	933,750	0.1
367,000	#	Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	393,607	0.0
950,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	1,054,500	0.1
18,494,000		Other Securities(a)	20,151,091	1.7
			35,721,615	3.0

		Consumer Staples: 1.8%
2,939,000		Campbell Soup Co., 4.250%, 04/15/21	3,371,168	0.3
615,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	616,537	0.0
1,721,000	#	Kraft Foods Group, Inc., 3.500%, 06/06/22	1,822,586	0.2
2,600,000	#	Kraft Foods Group, Inc., 5.000%, 06/04/42	2,916,027	0.2
12,127,000		Other Securities	12,786,404	1.1
			21,512,722	1.8

		Energy: 5.5%
1,240,000	#	BG Energy Capital PLC, 2.875%, 10/15/16	1,316,898	0.1
3,995,000		BP Capital Markets PLC, 2.248%–3.245%, 11/01/16–05/06/22	4,199,870	0.4
325,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	313,625	0.0
1,467,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	1,700,253	0.1
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,219,800	0.1

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,244,000		Energy Transfer Partners, 9.700%, 03/15/19	$1,646,157	0.1
3,291,000		Energy Transfer Partners L.P., 4.650%–6.050%, 06/01/21–06/01/41	3,608,909	0.3
1,457,000	#	Phillips 66, 2.950%, 05/01/17	1,543,340	0.1
2,936,000	#	Phillips 66, 4.300%, 04/01/22	3,221,576	0.3
1,000,000	#	Reliance Holdings USA, Inc., 5.400%, 02/14/22	1,067,388	0.1
1,331,000	#	Schlumberger Investment SA, 1.950%, 09/14/16	1,376,567	0.1
5,125,000		Transocean, Inc., 2.500%–6.375%, 10/15/17–10/15/22	5,441,019	0.5
1,120,000	#	Unit Corp., 6.625%, 05/15/21	1,162,000	0.1
38,234,633		Other Securities(a),(b)	38,010,287	3.2
			65,827,689	5.5

		Financials: 11.5%
3,886,000		American International Group, Inc., 4.875%–8.175%, 01/16/18–05/15/58	4,573,023	0.4
BRL 2,887,000	#	Banco Votorantim SA, 6.250%, 05/16/16	1,645,117	0.1
5,066,000		Bank of America Corp., 3.750%–8.000%, 07/12/16–12/29/49	5,543,331	0.5
1,592,000	#	Charles Schwab Corp./The, 3.225%, 09/01/22	1,618,508	0.1
6,410,000		Citigroup, Inc., 3.953%–5.875%, 06/15/16–01/30/42	7,071,956	0.6
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,193,240	0.2
834,000	#	General Electric Capital Corp. / LJ VP Holdings LLC, 3.800%, 06/18/19	881,884	0.1
8,249,000		General Electric Capital Corp., 3.150%–7.125%, 10/17/16–12/15/49	9,061,329	0.7
2,174,000		Goldman Sachs Group, Inc./The, 5.750%, 01/24/22	2,509,341	0.2
1,544,000		Goldman Sachs Group, Inc., 3.300%–5.950%, 05/03/15–01/18/18	1,689,745	0.2

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
2,278,000	#	Hyundai Capital America, 4.000%, 06/08/17	$2,460,210	0.2
3,950,000	#, L	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	4,120,198	0.3
1,361,000	#	ILFC E–Capital Trust II, 6.250%, 12/21/65	1,081,995	0.1
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,213,290	0.1
559,000	#	IPIC GMTN Ltd., 3.750%, 03/01/17	590,863	0.0
800,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	900,000	0.1
601,000	#	Itau Unibanco Holding SA/Cayman Island, 6.200%, 12/21/21	656,593	0.1
8,001,000		JPMorgan Chase & Co., 2.000%–5.400%, 08/15/17–01/06/42	8,562,519	0.7
1,350,000	#	Metropolitan Life Global Funding I, 3.875%, 04/11/22	1,475,402	0.1
5,743,000		Morgan Stanley, 3.800%–5.500%, 04/29/16–07/28/21	6,134,892	0.5
3,441,000		Murray Street Investment Trust I, 4.647%, 03/09/17	3,699,650	0.3
1,944,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	1,952,046	0.2
600,000	#	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	637,626	0.1
1,600,000	#	State Bank of India/London, 4.125%, 08/01/17	1,638,853	0.1
600,000	#	Turkiye Halk Bankasi AS, 4.875%, 07/19/17	615,780	0.1
2,907,000		US Bancorp, 2.950%, 07/15/22	2,941,564	0.3
3,751,000		Wells Fargo & Co., 2.100%–3.500%, 05/08/17–03/08/22	3,925,008	0.3
55,786,612		Other Securities(a)	57,591,733	4.8
			136,985,696	11.5

		Health Care: 2.3%
1,018,000	#	Aristotle Holding, Inc., 2.650%, 02/15/17	1,068,088	0.1
1,268,000	#	Aristotle Holding, Inc., 3.500%, 11/15/16	1,372,451	0.1

CORPORATE BONDS/NOTES: (continued)
		Health Care: (continued)
3,270,000		Celgene Corp., 3.250%, 08/15/22	$3,308,818	0.3
4,405,000		GlaxoSmithKline Capital PLC, 1.500%–2.850%, 05/08/17–05/08/22	4,524,411	0.4
915,000	#, L	Valeant Pharmaceuticals International, 7.250%, 07/15/22	968,756	0.1
4,351,000		WellPoint, Inc., 3.700%–4.625%, 08/15/21–05/15/42	4,488,411	0.4
11,744,000		Other Securities	11,538,730	0.9
			27,269,665	2.3

		Industrials: 1.2%
1,700,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 11/07/49	1,759,500	0.2
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	729,750	0.1
310,000	#, L	Odebrecht Finance Ltd., 7.500%, 09/29/49	330,925	0.0
1,600,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	1,630,400	0.1
1,295,000	#	Tyco Flow Control International Finance SA, 3.150%, 09/15/22	1,302,688	0.1
7,633,000		Other Securities(a)	8,263,305	0.7
			14,016,568	1.2

		Information Technology: 1.9%
3,929,000		eBay, Inc., 4.000%, 07/15/42	3,846,397	0.3
4,123,000		Hewlett-Packard Co., 2.600%–5.400%, 09/15/16–09/15/17	4,292,826	0.4
13,216,000		Other Securities	14,099,651	1.2
			22,238,874	1.9

		Materials: 2.3%
3,890,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	3,908,668	0.3
1,760,000	#	Anglo American Capital PLC, 4.125%, 09/27/22	1,770,884	0.2
250,000	#	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	269,062	0.0
400,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	398,106	0.0

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
820,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	$766,700	0.1
495,000	#	Georgia-Pacific LLC, 5.400%, 11/01/20	581,239	0.1
3,000,000		Rio Tinto Finance USA PLC, 3.500%, 03/22/22	3,135,465	0.3
2,940,000		Rio Tinto Finance USA PLC, 1.625%–4.125%, 08/21/17–08/21/42	2,930,033	0.2
960,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,080,000	0.1
827,000	#	Xstrata Canada Financial Corp., 4.950%, 11/15/21	887,863	0.1
10,731,000		Other Securities(a)	11,121,970	0.9
			26,849,990	2.3

		Telecommunication Services: 1.2%
770,000	#, L	Sable International Finance Ltd., 8.750%, 02/01/20	862,400	0.0
2,344,000	#	Telstra Corp. Ltd., 4.800%, 10/12/21	2,685,982	0.2
810,000	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	862,650	0.1
9,695,000		Other Securities	10,473,433	0.9
			14,884,465	1.2

		Utilities: 1.9%
600,000	#	China Resources Gas Group Ltd, 4.500%, 04/05/22	652,036	0.1
410,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	460,225	0.0
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	715,308	0.1
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,478,554	0.1
873,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	964,665	0.1
314,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	319,828	0.0
113,314	#	Juniper Generation, LLC, 6.790%, 12/31/14	102,341	0.0
596,000	#	Korea Gas Corp., 6.250%, 01/20/42	811,972	0.1
14,734,000		Other Securities(a)	16,736,705	1.4
			22,241,634	1.9
		Total Corporate Bonds/Notes
		(Cost $369,916,281)	387,548,918	32.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 15.5%
1,039,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	$1,085,238	0.1
2,753,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	2,819,182	0.2
900,000	#	Arkle Master Issuer PLC, 2.135%, 05/17/60	927,659	0.1
24,897,060	#, ˆ	Banc of America Commercial Mortgage, Inc., 0.165%, 10/10/45	251,851	0.0
2,700,142		Banc of America Funding Corp., 5.500%, 02/25/35	2,706,171	0.2
1,894,094	#	Banc of America Funding Corp., 5.250%, 08/26/35	1,934,289	0.2
723,041	#	Banc of America Large Loan, Inc., 1.621%, 06/15/18	704,777	0.1
1,900,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.364%, 09/10/47	1,922,893	0.1
1,030,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.364%, 09/10/47	959,854	0.1
860,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.364%, 09/10/47	846,079	0.1
480,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.473%, 03/11/41	455,031	0.1
1,242,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.501%, 07/10/43	1,219,435	0.1
357,368	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 6.850%, 11/15/31	360,149	0.0
650,000	#	Bank of America-First Union NB Commercial Mortgage, 6.250%, 04/11/37	624,184	0.0
519,075		Bear Stearns Alternative-A Trust, 0.857%, 07/25/34	462,387	0.0
240,000	#	Bear Stearns Commercial Mortgage Securities, 5.640%, 02/14/31	239,223	0.0

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
660,000	#	Bear Stearns Commercial Mortgage Securities, 5.712%, 04/12/38	$634,083	0.1
219,068	#	Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	218,737	0.0
730,000	#	Bear Stearns Deutsche Bank Trust, 5.008%, 09/15/27	798,916	0.1
1,290,000		Bear Stearns Commercial Mortgage Securities, 5.134%–6.500%, 02/15/32–02/13/42	1,135,937	0.1
7,750,000	#, ˆ	Citigroup Commercial Mortgage Trust, 2.268%, 09/10/45	1,059,181	0.1
3,729,612		Citicorp Mortgage Securities, Inc., 6.000%, 06/25/36–08/25/36	3,825,517	0.3
691,056	#	Commercial Mortgage Pass Through Certificates, 0.671%, 12/15/20	675,633	0.1
554,551	#	Commercial Mortgage Pass Through Certificates, 0.721%, 12/15/20	538,930	0.0
503,362	#	Commercial Mortgage Pass Through Certificates, 0.821%, 12/15/20	431,633	0.0
12,416,473	ˆ	Commercial Mortgage Pass Through Certificates, 2.141%–5.801%, 05/15/45–12/10/49	1,976,498	0.2
2,588,180		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	2,297,608	0.2
960,026		Countrywide Home Loan Mortgage Pass-through Trust, 0.537%, 04/25/35	149,550	0.0
5,268,016		Countrywide Home Loan Mortgage Pass Through Trust, 5.750%–6.000%, 06/25/37–01/25/38	4,791,450	0.4
1,285,000	#	Credit Suisse Mortgage Capital Certificates, 5.759%, 04/12/49	1,316,558	0.1
4,631,484		First Horizon Alternative Mortgage Securities, 6.000%, 05/25/36	3,907,976	0.3

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
679,058	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	$682,129	0.1
2,700,000	#	Fosse Master Issuer PLC, 1.855%, 10/18/54	2,756,087	0.2
3,691,150		Freddie Mac, 5.000%–5.500%, 02/15/35–07/15/37	4,154,447	0.4
2,034,000	#	GE Capital Commercial Mortgage Corp., 5.496%, 11/10/38	1,963,460	0.2
700,000	#	Gracechurch Mortgage Financing PLC, 1.984%, 11/20/56	715,001	0.1
4,999,660	#, ˆ	GS Mortgage Securities Corp. II, 1.929%, 08/10/44	436,659	0.0
2,140,000	#	GS Mortgage Securities Corp. II, 5.309%, 01/10/40	2,149,688	0.2
4,227,012		GSR Mortgage Loan Trust, 0.717%–6.000%, 06/25/35–01/25/37	3,976,178	0.3
2,900,000	#	Holmes Master Issuer PLC, 2.005%, 10/21/54	2,959,149	0.2
2,100,000	#	Holmes Master Issuer PLC, 2.105%, 10/15/54	2,152,628	0.2
996,353		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	848,234	0.1
813,411		JP Morgan Commercial Mortgage Finance Corp., 8.533%, 08/15/32	835,078	0.1
4,256,236		JP Morgan Mortgage Trust, 6.000%, 01/25/36	3,967,793	0.3
4,391,922		JP Morgan Mortgage Trust, 6.500%, 08/25/36	4,006,753	0.4
110,177		JPMorgan Chase Commercial Mortgage Securities Corp., 5.198%, 12/15/44	110,434	0.0
1,630,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 6.135%, 07/12/37	1,626,451	0.1
389,248		JPMorgan Mortgage Trust, 5.283%, 07/25/35	392,490	0.0

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
20,195,286	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 2.234%–5.440%, 10/15/42–06/16/45	$5,198,721	0.4
5,000,000	#	Lanark Master Issuer PLC, 1.834%, 12/22/54	5,118,510	0.4
36,392,541	#, ˆ	LB-UBS Commercial Mortgage Trust, 0.240%, 09/15/39	640,039	0.1
54,249,726	#, ˆ	LB-UBS Commercial Mortgage Trust, 0.842%, 11/15/38	1,136,852	0.1
740,000	#	LB-UBS Commercial Mortgage Trust, 5.032%, 10/15/36	724,378	0.1
700,000	#	LB-UBS Commercial Mortgage Trust, 5.413%, 02/15/40	586,950	0.0
600,000	#	LB-UBS Commercial Mortgage Trust, 5.420%, 10/15/36	570,404	0.0
520,000	#	LB-UBS Commercial Mortgage Trust, 5.720%, 10/15/36	372,832	0.0
410,000	#	LB-UBS Commercial Mortgage Trust, 5.750%, 01/15/36	410,194	0.0
650,000	#	LB-UBS Commercial Mortgage Trust, 5.868%, 11/15/33	651,367	0.1
1,760,000	#	LB-UBS Commercial Mortgage Trust, 6.089%, 09/15/39	1,783,432	0.1
1,830,000	#	LB-UBS Commercial Mortgage Trust, 6.089%, 09/15/39	1,814,719	0.2
14,207,000		LB-UBS Commercial Mortgage Trust, 4.895%–6.084%, 06/15/36–11/15/40	13,747,295	1.2
510,000	#	Merrill Lynch Mortgage Investors, Inc., 6.000%, 12/15/30	515,892	0.0
45,547,858	#, ˆ	Merrill Lynch Mortgage Trust, 0.645%, 02/12/51	887,896	0.1
2,528,235		Merrill Lynch Mortgage Investors, Inc., 6.250%–6.750%, 11/15/26–12/10/29	2,616,651	0.2
15,451,437	#, ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 2.100%, 08/15/45	1,767,500	0.2
1,030,000	#	Morgan Stanley Bank of America Merrill Lynch Trust, 3.277%, 10/15/22	1,055,665	0.1

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,620,000		Morgan Stanley Capital I Trust 2008–TOP29, 6.455%, 01/11/43	$1,916,062	0.2
2,820,000		Morgan Stanley Capital I, Inc., 5.759%, 04/12/49	2,752,508	0.2
1,000,000	#	Morgan Stanley Capital I, 5.623%, 01/13/41	999,537	0.1
250,000	#	Morgan Stanley Capital I, 5.910%, 11/15/31	239,831	0.0
1,400,000	#	Morgan Stanley Capital I, 5.987%, 08/12/41	1,266,078	0.1
280,000	#	Morgan Stanley Capital I, 7.350%, 07/15/32	289,345	0.0
791,000	#	Morgan Stanley Dean Witter Capital I, 6.465%, 03/12/35	790,508	0.1
600,000	#	Morgan Stanley Dean Witter Capital I, 7.478%, 07/15/33	602,296	0.0
1,044,000	#	Morgan Stanley Reremic Trust, 5.843%, 12/17/43	1,049,332	0.1
9,893,000		Morgan Stanley Capital I, 5.073%–5.793%, 06/15/38–07/12/44	9,862,620	0.8
19,290,967	#, ˆ	RBSCF Trust, 1.121%, 04/15/24	398,455	0.1
2,680,000	#	RBSCF Trust, 5.305%, 01/16/49	2,732,080	0.2
6,289,382		Residential Accredit Loans, Inc., 0.387%–0.667%, 12/25/36–01/25/37	3,736,488	0.3
3,929,000	#	Silverstone Master Issuer PLC, 2.003%, 01/21/55	4,052,382	0.3
8,082,667	#, ˆ	UBS-Barclays Commercial Mortgage Trust, 1.989%, 05/10/63	865,799	0.1
893,183	#, ˆ	UBS-Citigroup Commercial Mortgage Trust, 2.713%, 01/10/45	123,507	0.0
8,700,000		Wachovia Bank Commercial Mortgage Trust, 5.342%, 12/15/43	9,897,990	0.9
1,331,000	#	Wachovia Bank Commercial Mortgage Trust, 5.704%, 02/15/35	1,327,146	0.1
3,297,402		Wachovia Bank Commercial Mortgage Trust, 5.030%–5.939%, 01/15/41–06/15/49	3,707,730	0.3

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,012,621		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	$2,523,180	0.2
3,209,567		Wells Fargo Mortgage Backed Securities Trust, 5.596%, 04/25/36	3,194,299	0.3
14,271,790	#, ˆ	WF-RBS Commercial Mortgage Trust, 1.767%, 06/15/45	1,587,507	0.1
7,283,256	#, ˆ	WF-RBS Commercial Mortgage Trust, 2.423%, 08/15/45	995,253	0.1
3,625,314		Wells Fargo Mortgage Backed Securities Trust, 5.500%–6.000%, 11/25/35–03/25/37	3,638,838	0.3
14,304,478		Other Securities	11,986,092	1.0

		Total Collateralized Mortgage Obligations
		(Cost $179,569,985)	185,143,428	15.5

U.S. TREASURY OBLIGATIONS: 17.8%
		U.S. Treasury Bonds: 1.6%
17,752,000		3.000%, due 05/15/42	18,437,121	1.6

		U.S. Treasury Notes: 16.2%
50,593,000		0.250%, due 08/31/14	50,614,755	4.2
74,179,000		0.250%, due 09/15/15	74,063,132	6.2
53,591,000		0.625%, due 08/31/17	53,645,448	4.5
11,863,000		1.000%, due 08/31/19	11,842,608	1.0
3,066,000		1.625%, due 08/15/22	3,064,084	0.3
			193,230,027	16.2
		Total U.S. Treasury Obligations
		(Cost $211,222,250)	211,667,148	17.8

ASSET-BACKED SECURITIES: 4.6%
		Automobile Asset-Backed Securities: 0.2%
1,000,000	#	Motor PLC, 1.286%, 02/25/20	1,001,535	0.1
1,500,000	#	SMART Trust, 1.590%, 10/14/16	1,510,380	0.1
			2,511,915	0.2

		Credit Card Asset-Backed Securities: 0.5%
2,500,000	#	Cards II Trust, 0.671%, 09/15/17	2,500,110	0.2
1,250,000	#	Gracechurch Card Funding PLC, 0.921%, 02/15/17	1,257,640	0.1
2,200,000	#	Penarth Master Issuer PLC, 0.790%, 03/18/14	2,208,437	0.2
			5,966,187	0.5

		Home Equity Asset-Backed Securities: 0.1%
327,490		Other Securities	305,791	0.1

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: 3.8%
983,353	#	Aimco CDO, 0.705%, 10/20/19	$950,274	0.1
246,513	#	ARES CLO Funds, 0.625%, 09/18/17	244,546	0.0
900,000	#	ARES CLO Funds, 3.077%, 02/26/16	868,857	0.1
750,000	#	ARES CLO Ltd., 1.777%, 02/26/16	727,206	0.1
500,000	#	ARES CLO Ltd., 6.901%, 02/26/16	519,747	0.0
815,663	#	Atrium CDO Corp., 0.757%, 10/27/16	805,462	0.1
700,000	#	Babson CLO Ltd./Cayman Islands, 5.692%, 11/15/16	731,431	0.0
750,000	#	Babson CLO Ltd./Cayman Islands, 6.812%, 11/15/16	789,481	0.1
437,311	#	Black Diamond CLO Ltd., 0.649%, 06/20/17	432,060	0.0
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,031,760	0.1
1,228,740	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	1,247,926	0.1
1,188,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	1,170,999	0.1
1,800,000	#	Dryden Leveraged Loan CDO 2002–II, 2.689%, 09/17/16	1,790,392	0.1
2,100,000	#	Emporia Preferred Funding, 0.955%, 10/18/18	1,884,355	0.2
343,290	#	First CLO Ltd., 0.704%, 12/14/16	342,288	0.0
1,100,000	#	First CLO Ltd., 1.394%, 12/14/16	1,075,441	0.1
135,836	#	Granite Ventures Ltd., 0.715%, 12/15/17	135,387	0.0
1,575,000	#	Grayston CLO Ltd., 1.735%, 08/15/16	1,541,453	0.1
1,514,000	#	Gulf Stream — Compass CLO 2005–I Ltd., 1.185%, 05/15/17	1,478,961	0.1
1,000,000	#	Gulf Stream — Sextant CLO Ltd., 0.775%, 08/21/20	944,998	0.1
114,856	#	Gulf Stream Compass CLO Ltd., 0.815%, 07/15/16	114,721	0.0
3,100,000	#	Gulf Stream Compass CLO Ltd., 0.855%, 05/15/17	3,034,850	0.3

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
1,350,000	#	Gulf Stream Compass CLO Ltd., 1.705%, 07/15/16	$1,299,632	0.1
1,000,000	#	Hewett’s Island CDO Ltd., 1.589%, 12/15/16	945,141	0.1
500,376	#	Katonah Ltd., 0.699%, 09/20/16	497,203	0.0
769,481	#	Landmark CDO Ltd., 1.305%, 01/15/16	767,910	0.1
2,999,686	#	Lightpoint CLO Ltd., 0.649%, 09/15/17	2,948,865	0.2
2,272,807	#	MCG Commercial Loan Trust, 1.035%, 04/20/18	2,247,508	0.2
10,178,000		Morgan Stanley ABS Capital I, 0.487%, 03/25/36	4,639,463	0.4
555,669	#	Olympic CLO Ltd., 1.335%, 05/15/16	553,950	0.0
2,400,000	#	Olympic CLO Ltd., 1.935%, 05/15/16	2,366,616	0.2
1,900,000	#	Stanfield Modena CLO Ltd., 1.623%, 09/22/16	1,892,453	0.2
1,025,305	#	Wind River CLO Ltd., 0.711%, 12/19/16	1,012,629	0.1
10,207,064		Other Securities	4,483,902	0.4
			45,517,867	3.8

		Total Asset-Backed Securities
		(Cost $54,075,848)	54,301,760	4.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.4%
		Federal Home Loan Mortgage Corporation: 7.1%##
3,794,722	ˆˆ	—%, due 01/15/36	3,601,783	0.3
5,173,721		4.000%, due 10/01/41	5,572,202	0.5
7,003,608		4.000%, due 12/01/41	7,543,028	0.6
3,340,362		4.500%, due 08/01/41	3,615,196	0.3
3,442,514		4.500%, due 09/01/41	3,713,919	0.3
4,847,806		4.500%, due 10/01/41	5,246,668	0.5
10,768,244		5.500%, due 02/15/36	12,014,302	1.0
3,416,646		5.500%, due 06/15/37	3,798,063	0.3
3,791,998		6.000%, due 10/15/37	4,372,586	0.4
63,341,987	ˆ, W	0.571%–7.000%, due 04/01/14–10/01/41	34,762,203	2.9
			84,239,950	7.1

		Federal National Mortgage Association: 15.5%##
25,000,000	W	2.500%, due 07/25/27	26,226,563	2.2
10,879,000	W	3.000%, due 09/25/26	11,519,841	1.0
10,066,000	W	3.000%, due 03/15/27	10,627,495	0.9
27,500,000	W	3.000%, due 07/25/42	28,965,234	2.4
26,984,000	W	3.500%, due 01/25/41	28,877,096	2.4
6,560,583		4.000%, due 07/01/42	7,128,630	0.6
5,851,000		4.000%, due 07/01/42	6,357,608	0.5
6,537,642		4.500%, due 09/01/41	7,113,116	0.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
99,975,519	ˆ	0.620%–32.368%, due 08/01/16– 07/01/42	$58,381,976	4.9
			185,197,559	15.5

		Government National Mortgage Association: 5.8%
26,002,000	W	3.500%, due 02/15/41	28,419,372	2.4
18,706,000	W	4.000%, due 11/15/39	20,588,291	1.7
3,342,141		4.000%, due 10/20/41	3,581,941	0.3
66,211,059	ˆ	1.750%–8.029%, due 04/20/28–10/20/60	16,712,699	1.4
			69,302,303	5.8

		Total U.S. Government Agency Obligations
		(Cost $323,309,508)	338,739,812	28.4

FOREIGN GOVERNMENT BONDS: 8.2%
1,200,000	#	Aruba Government Bond, 4.625%, 09/14/23	1,213,200	0.1
BRL 48,467,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	24,831,648	2.1
1,320,000	#	Indonesia Government International Bond, 3.750%, 04/25/22	1,399,200	0.1
EUR 5,748,000		Italy Buoni Poliennali Del Tesoro, 5.500%, 09/01/22	7,661,242	0.6
337,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	377,019	0.1
264,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	328,350	0.0
2,798,000		Philippine Government International Bond, 4.000%, 01/15/21	3,133,760	0.3
RUB 319,496,000		Russian Federal Bond — OFZ, 8.150%, 02/03/27	10,402,696	0.9
658,750		Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	832,989	0.0
658,750		Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	825,348	0.1
ZAR 36,157,806		South Africa Government Bond, 6.250%, 03/31/36	3,500,652	0.3
ZAR 65,815,684		South Africa Government Bond, 8.750%, 02/28/48	8,261,382	0.7

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
500,000	#	Sri Lanka Government International Bond, 5.875%, 07/25/22	$541,250	0.0
2,663,000		Turkey Government International Bond, 7.500%, 11/07/19	3,352,717	0.3
878,000		Turkey Government International Bond, 5.125%–6.250%, 03/25/22–09/26/22	988,183	0.1
3,200,000		Ukraine Government International Bond, 9.250%, 07/24/17	3,377,472	0.3
600,000	#	Zambia Government International Bond, 5.375%, 09/20/22	606,000	0.0
25,285,505		Other Securities(a)	26,392,852	2.2

		Total Foreign Government Bonds
		(Cost $95,610,786)	98,025,960	8.2

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: 0.6%
		Financials: 0.6%
94,155	@, P	US Bancorp	2,689,337	0.3
143,000		Other Securities	3,790,230	0.3

		Total Preferred Stock
		(Cost $5,993,125)	6,479,567	0.6

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.0%
		Interest Rate Swaptions: 0.0%
59,375,000	@	Call Swaption, Receive a fixed rate equal to 1.500% and pay a floating based on 3-month-USD-LIBOR, Exp. 12/29/12 Counterparty: Citigroup, Inc.	161,859	0.0

		Total Purchased Options
		(Cost $225,625)	161,859	0.0

		Total Long-Term Investments
		(Cost $1,239,923,408)	1,282,068,452	107.7

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.1%
		Securities Lending Collateralcc(1): 1.1%
3,093,298		Citigroup, Inc., Repurchase Agreement dated 09/28/12, 0.25%, due 10/01/12 (Repurchase Amount $3,093,362, collateralized by various U.S. Government Agency Obligations, 2.375%–7.000%, Market Value plus accrued interest $3,155,164, due 09/01/18–08/01/48)	$3,093,298	0.3
3,093,298		JPMorgan Chase & Co., Repurchase Agreement dated 09/28/12, 0.24%, due 10/01/12 (Repurchase Amount $3,093,359, collateralized by various U.S. Government Agency Obligations, 2.500%–6.500%, Market Value plus accrued interest $3,155,172, due 02/23/14–04/01/48)	3,093,298	0.2
3,093,298		Merrill Lynch & Co., Inc., Repurchase Agreement dated 09/28/12, 0.20%, due 10/01/12 (Repurchase Amount $3,093,349, collateralized by various U.S. Government Agency Obligations, 3.500%–4.500%, Market Value plus accrued interest $3,155,164, due 05/20/41–09/20/41)	3,093,298	0.3
3,093,298		Mizuho Securities USA Inc., Repurchase Agreement dated 09/28/12, 0.29%, due 10/01/12 (Repurchase Amount $3,093,372, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–10.000%, Market Value plus accrued interest $3,155,164, due 10/24/12–10/01/40)	3,093,298	0.3

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc(1): (continued)
651,219		Morgan Stanley, Repurchase Agreement dated 09/28/12, 0.25%, due 10/01/12 (Repurchase Amount $651,232, collateralized by various U.S. Government Agency Obligations, 2.452%–5.000%, Market Value plus accrued interest $664,243, due 07/01/41–09/01/42)	$651,219	0.0
			13,024,411	1.1

		Foreign Government Bonds: 1.5%
MXN 235,339,100	Z	Mexico Cetes, 4.510%, 03/21/13
		(Cost $17,853,916)	17,897,601	1.5

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.5%
30,317,565		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $30,317,565)	30,317,565	2.5

		Total Short-Term Investments
		(Cost $61,195,892)	61,239,577	5.1

		Total Investments in Securities (Cost $1,301,119,300)	$1,343,308,029	112.8
		Liabilities in Excess of Other Assets	(152,875,367)	(12.8)
		Net Assets	$1,190,432,662	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at September 30, 2012.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

ˆˆ	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

(b)	The grouping contains securities in default.

BRL	Brazilian Real

DKK	Danish Krone

EUR	EU Euro

MXN	Mexican Peso

RUB	Russian Ruble

ZAR	South African Rand

Cost for federal income tax purposes is $1,301,571,845.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$49,538,702
Gross Unrealized Depreciation	(7,802,518)
Net Unrealized Appreciation	$41,736,184

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2012
Asset Table
Investments, at fair value
Preferred Stock	$5,087,967	$1,391,600	$—	$6,479,567
Purchased Options	—	161,859	—	161,859
Corporate Bonds/Notes	—	387,548,918	—	387,548,918
Collateralized Mortgage Obligations	—	185,143,428	—	185,143,428
Short-Term Investments	30,317,565	30,922,012	—	61,239,577
Foreign Government Bonds	—	98,025,960	—	98,025,960
U.S. Treasury Obligations	—	211,667,148	—	211,667,148
U.S. Government Agency Obligations	—	338,739,812	—	338,739,812
Asset-Backed Securities	—	54,301,760	—	54,301,760
Total Investments, at fair value	$35,405,532	$1,307,902,497	$—	$1,343,308,029
Other Financial Instruments+
Swaps	—	420,748	—	420,748
Futures	238,244	—	—	238,244
Forward Foreign Currency Contracts	—	919,995	—	919,995
Total Assets	$35,643,776	$1,309,243,240	$—	$1,344,887,016
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(2,006,693)	$—	$(2,006,693)
Futures	(777,317)	—	—	(777,317)
Forward Foreign Currency Contracts	—	(2,816,976)	—	(2,816,976)
Total Liabilities	$(777,317)	$(4,823,669)	$—	$(5,600,986)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended September 30, 2012.

At September 30, 2012, the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Russian Ruble	71,185,109	Buy	11/30/12	$2,166,777	$2,258,460	$91,683
Credit Suisse First Boston	Mexican Peso	946,472	Buy	11/30/12	72,263	73,074	811
Credit Suisse First Boston	South African Rand	34,448,805	Buy	11/30/12	4,043,977	4,103,346	59,369
Deutsche Bank AG	Mexican Peso	9,064,200	Buy	11/30/12	701,937	699,817	(2,120)
Deutsche Bank AG	South African Rand	46,028,645	Buy	11/30/12	5,603,000	5,482,671	(120,329)
Deutsche Bank AG	Indian Rupee	320,525,200	Buy	12/14/12	5,849,000	5,989,349	140,349
Deutsche Bank AG	EU Euro	118,290	Buy	11/30/12	145,979	152,106	6,127
HSBC	Australian Dollar	10,836,538	Buy	11/30/12	11,111,462	11,180,433	68,971
JPMorgan Chase & Co.	Mexican Peso	1,011,505	Buy	11/30/12	78,448	78,095	(353)
JPMorgan Chase & Co.	EU Euro	18,618,274	Buy	11/30/12	24,335,053	23,940,791	(394,262)
JPMorgan Chase & Co.	Mexican Peso	76,620,259	Buy	11/30/12	5,824,000	5,915,600	91,600
JPMorgan Chase & Co.	South African Rand	48,894,815	Buy	11/30/12	5,824,000	5,824,072	73
JPMorgan Chase & Co.	Russian Ruble	154,811,350	Buy	11/30/12	4,711,670	4,911,633	199,963
							$141,882
Citigroup, Inc.	South African Rand	5,873,893	Sell	11/30/12	$712,119	$699,665	$12,454
Citigroup, Inc.	South African Rand	31,907,646	Sell	11/30/12	3,839,017	3,800,657	38,360
Citigroup, Inc.	EU Euro	23,434,559	Sell	11/30/12	29,269,108	30,133,936	(864,828)
Citigroup, Inc.	South African Rand	3,757,549	Sell	11/30/12	450,000	447,578	2,422
Citigroup, Inc.	Mexican Peso	119,052,918	Sell	11/30/12	8,926,640	9,191,687	(265,047)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	South African Rand	57,210,651	Sell	11/30/12	$6,923,632	$6,814,607	$109,025
Deutsche Bank AG	Brazilian Real	49,314,690	Sell	10/05/12	23,898,566	24,308,084	(409,518)
Deutsche Bank AG	Russian Ruble	520,980,689	Sell	11/30/12	15,972,918	16,528,932	(556,014)
Deutsche Bank AG	South African Rand	5,657,732	Sell	11/30/12	683,137	673,917	9,220
Deutsche Bank AG	Mexican Peso	117,379,879	Sell	11/30/12	8,867,741	9,062,517	(194,776)
Deutsche Bank AG	Mexican Peso	5,868,994	Sell	11/30/12	443,397	453,126	(9,729)
HSBC	Australian Dollar	10,836,538	Sell	11/30/12	11,270,000	11,180,432	89,568
							$(2,038,863)

ING Intermediate Bond Fund Open Futures Contracts on September 30, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	303	12/31/12	$66,820,972	$32,386
U.S. Treasury 5-Year Note	34	12/31/12	4,237,516	17,181
U.S. Treasury Ultra Long Bond	236	12/19/12	38,991,625	(372,106)
			$110,050,113	$(322,539)
Short Contracts
U.S. Treasury 10-Year Note	(502)	12/19/12	(67,009,159)	(405,211)
U.S. Treasury Long Bond	(398)	12/19/12	(59,451,250)	188,677
			$(126,460,409)	$(216,534)

ING Intermediate Bond Fund Over-the-Counter Credit Default Swap Agreements Outstanding on September 30, 2012:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount (2)	Fair Value (3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD 1,311,000	$78,464	$82,484	$(4,020)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD 640,000	38,304	41,955	(3,651)
JPMorgan Chase & Co.	MBIA Inc.	Buy	(5.000)	09/20/13	USD 5,079,000	303,980	173,904	130,076
						$420,748	$298,343	$122,405

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 09/30/12 (%) (5)	Notional Amount (2)	Fair Value (3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	22.860	USD 1,311,000	$(193,937)	$(104,319)	$(89,618)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	22.860	USD 641,000	(94,823)	(46,756)	(48,067)
Goldman Sachs & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	22.860	USD 1,271,000	(188,019)	(91,536)	(96,483)
JPMorgan Chase & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	22.860	USD 2,540,000	(375,742)	(91,800)	(283,942)
							$(852,521)	$(334,411)	$(518,110)

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

(4)	If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING Intermediate Bond Fund Over-the-Counter Interest Rate Swap Agreements Outstanding on September 30, 2012:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Goldman Sachs & Co.	01/02/17	BRL 51,500,000	$(1,154,172)	$—	$(1,154,172)
			$(1,154,172)	$—	$(1,154,172)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$161,859
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	919,995
Credit contracts	Upfront payments paid on OTC swap agreements	298,343
Credit contracts	Unrealized appreciation on OTC swap agreements	130,076
Interest rate contracts	Net Assets — Unrealized appreciation**	238,244
Total Asset Derivatives		$1,748,517
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,816,976
Credit contracts	Upfront payments received on OTC swap agreements	334,411
Credit contracts	Unrealized depreciation on OTC swap agreements	525,781
Interest rate contracts	Unrealized depreciation on OTC swap agreements	1,154,172
Interest rate contracts	Net Assets — Unrealized depreciation**	777,317
Total Liability Derivatives		$5,608,657

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended September 30, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$137,215	$—	$—	$(345,973)	$(1,256,004)	$(1,464,762)
Foreign exchange contracts	148,002	2,165,569	—	—	(585,514)	1,728,057
Interest rate contracts	—	—	(1,989,342)	—	—	(1,989,342)
Total	$285,217	$2,165,569	$(1,989,342)	$(345,973)	$(1,841,518)	$(1,726,047)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$161,198	$—	$—	$1,165,824	$—	$1,327,021
Foreign exchange contracts	92,400	(213,321)	—	—	126,078	5,157
Interest rate contracts	(63,766)	—	(454,851)	(41,728)	—	(560,345)
Total	$189,832	$(213,321)	$(454,851)	$1,124,096	$126,078	$771,833

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

SAR-UFIALL (0912-111612)

Semi-Annual Report

September 30, 2012

ING Floating Rate Fund

■  Classes A, C, I, R and W

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Portfolio of Investments	18

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.inginvestment.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Seeking Certainty

Dear Shareholder,

It’s been said that history doesn’t repeat; it rhymes. Human societies have always been competitive, their destinies uncertain; the resulting quest for safety and security has prompted attempts by the wealthy and powerful to lock in their advantages.

In 1494, Spain and Portugal, then the preeminent navigational powers of Europe, signed the Treaty of Tordesillas in which the Pope divided the New World into two zones of Spanish or Portuguese control. At the time it seemed an effective way to avoid costly skirmishes as empire building got underway. However, countries such as England and France, left out of the treaty, ignored it and pursued their own interests aggressively. Numerous wars and political intrigues followed, and ultimately both Portugal and Spain lost their status as world powers.

In our own time we’ve seen the unwinding of the competition and alliances that defined the Cold War era until the demise of the Soviet Union in 1991. During that period, a few wealthy and powerful nations called the shots for either capitalism or communism, and most other nations followed their lead. In the Cold War’s aftermath, individual nations have pursued their own interests. Competition has increased, and capital has readily flowed to areas offering the greatest returns. As a result, the balance of economic power has shifted dramatically. Once-poor nations have grown wealthy, and some wealthy nations have lost stature as investment, jobs and technological leadership moved to other shores.

In today’s turbulent world, economic and political pressures suggest that people will seek relief from uncertainty, and new alignments of power may emerge that we haven’t even imagined. Considering this as an investor, should you embrace the dynamic but unclear global opportunities that may be opening up? Or should you tighten your grip on what you know?

At ING Funds we believe in respect for the lessons of history as context for new investment ideas. Toward that end, we advocate well-diversified portfolios that focus on long-term needs rather than trying to exploit each passing fad or fashion. We believe it’s best to take well-understood, well-managed risks, with a focus on your goals. In some cases that may mean embracing the new, in other instances it can mean staying with the familiar.

As always, we recommend discussing any investment ideas and potential portfolio changes thoroughly with your investment advisor before taking any action. We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
October 29, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2012

As our new fiscal year started, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends had just enjoyed the best first quarter rally since 1998. But in the two months from early April the index slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. From there the recovery was just as dramatic, not because the data suddenly improved: far from it. It was because central banks, by their actions, made risky assets much more attractive. For the six month period the index gained 1.10%. (The MSCI World IndexSM returned 1.30% for the six months ended September 30, 2012, measured in U.S. dollars.)

Much of the first quarter’s upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast, from a three-month average of 245,000 new jobs reported in March to an average of only 94,000 jobs in September, when the falling unemployment rate, at 8.1%, reflected large numbers leaving the labor force.

By September, other economic data were mostly uninspiring. Retail sales (excluding autos and gasoline) were barely increasing. Manufacturing activity registered its third monthly contraction. Industrial production slumped the most in three years. Gross Domestic Product (“GDP”) growth was reported at 1.3% (quarter-over-quarter annualized) in the second quarter, down from 2.0% in the first. There was some relief in the housing market, however. Existing home sales soared 7.8% in August, while the final S&P/Case-Shiller 20-City Composite Home Price Index rose for the second month year-over-year.

Also clearly slowing was China, responsible for much of global GDP growth in recent years. GDP increased by 7.6% in the second quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the dearth of good news, the MSCI World IndexSM ended September nearly 13% above the low point reached in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

Disillusionment with the European Central Bank’s (“ECB”) Longer Term Refinancing Operations quickly set in, amid a growing backlash against fiscal austerity. In late June a recapitalization bailout for Spain’s shaky banks worth up to €100 billion was agreed after tortuous negotiations. Attention returned to Greece in July, where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, ECB President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” In September, Draghi announced that through “Outright Monetary Transactions”, under certain conditions, the ECB would buy without limitation the 1-3 year bonds on the secondary market of a country in difficulties. German Chancellor Merkel crucially expressed support.

Also in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing that was different from the first two: it was open-ended and data specific. An additional $40 billion of agency mortgage-backed securities would be purchased monthly until and even after the labor market improved “substantially”. Exceptionally low policy interest rates would extend to at least mid-2015.

So the period ended with central bankers sounding increasingly determined to put a floor under the euro and the prices of risky assets. With little else attractive to invest in, this was enough to give those prices a boost.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 3.68% in the six months through September. While the Barclays Capital U.S. Treasury Index, a sub-index of the BCAB index, underperformed slightly with a return of 3.42%, long-dated Treasuries returned a remarkable 10.78%. Another sub-index, the Barclays Capital Investment Grade Corporate Bond Index, outperformed, rising 6.45%, similar to the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index), which gained 6.40%.

U.S. equities, represented by the S&P 500® Index including dividends, rose by 3.43% in the six months, not helped by Goldman Sachs’ recommendation on June 21st to sell the index short. With almost all S&P 500® companies having reported, operating earnings per share reached a new record in the second quarter and stood just over 2% higher than in the same quarter of 2011. By sector only, telecommunications showed a double-digit return of 23.33%, followed by healthcare with a return of 8.01%. Only financials and industrials incurred a loss, with returns of (0.35)% and (0.07)%, respectively.

In currency markets, the ongoing euro zone crisis drove the dollar up 3.34% against the euro. But the dollar slipped 1.35% against the pound, reflecting its own “safe haven” status as a sovereign currency with liquid U.K. government bond markets. The dollar lost 5.57% to the yen, perhaps the ultimate safe haven with Japan still the world’s top creditor nation.

In international markets, the MSCI Japan® Index slumped 13.11% for the six months through September, falling harder than other markets in April and May as investors fretted about the effect of the euro zone crisis and the slowdown in China on Japan’s export focused economy. The MSCI Europe ex UK® Index added 2.54%, due to central bank initiatives as the economic news was unremittingly bad, including falling GDP and record high unemployment at 11.3%. The MSCI UK® Index edged up 1.71%. After three straight declines in GDP, hopes are high for recovery in the third quarter of 2012, due to encouraging employment data and the reversal of the impact of the Queen’s Jubilee celebrations.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital U.S. Investment Grade Corporate Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

3

ING FLOATING RATE FUND

PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of September 30, 2012
Ba	38.7%
B	55.9%
Caa and below	4.3%
Not rated*	1.1%

Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Dear Shareholders:

ING Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six months ended September 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.66% compared to the S&P/LSTA Leveraged Loan Index (“Index”) which returned 4.17%, for the same period.

Portfolio Specifics: The global senior loan market performed quite well during the reporting period, despite myriad and evolving headwinds and a seemingly ubiquitous sense of uncertainty. The primary catalyst for favorable performance was market value gains attributable to rising loan prices, as demand for floating rate, secured corporate loans grew with consistent inflows and new fund launches. The economic terrain during the reporting period can be best described as mixed bag, clouded by factors such as the impending elections and “fiscal cliff” in the United States, questions as to the depth and breadth of European economic weakness and growing doubt regarding the strength of the Chinese economy. Add to these the awkward task of attempting to handicap critical policy action on the part of the U.S. Federal Reserve Board and the European Central Bank, and you have an investment landscape that continues to only loosely track the fundamentals, thereby creating a challenging environment for even the most seasoned investor, regardless of the asset class.

Through it all, senior loans remained resilient. The average Index bid ended the period at 96.24% of par. Retail investors became more active in the senior loan category during the reporting period, more fully recognizing that, given relatively high current yields, an actual increase in interest rates is not required to position loans as an attractive investment.

The Fund’s underperformance during the period was largely attributable to a more conservative positioning relative to the Index. Low default rates and the seemingly unlimited desire on the part of global central bankers to provide liquidity lifted overall risk appetite within the loan and high yield bond markets. In turn, many of the lowest quality issues within the Index, most of which the Fund either does not hold or is intentionally underweighted, significantly outperformed. Although positioned in the generally higher quality part of the Index, the Fund continues to reflect a higher weighted average nominal credit spread, increasing this period to 4.76% from 4.30% six months ago. This has been largely accomplished by staying actively invested in newer loan transactions that continue to carry wide credit spreads relative to the Index.

The Fund’s top three industry exposures at the end of the reporting period were business equipment and services, retailers and electronics/electrical. While these sectors performed well on an absolute basis during the reporting period, they lagged the Index. In terms of individual credit selection, the largest contributors to Fund returns during the period included Toys“R”Us, Inc. and FTS International, Inc., both of which were driven by some favorable credit-specific developments. Again, due to a risk-driven underweight, the Fund did not fully participate in the returns generated by several distressed issues, most notably Texas Competitive Electric Holding, LLC and Clear Channel Communications, Inc. The Fund did not own the one Index constituent that defaulted during the period.

TOP TEN LOAN ISSUERS AS OF SEPTEMBER 30, 2012 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
BJs Wholesale Club	1.5%	1.7%
Chrysler Group LLC, Term Loan B	1.1%	1.2%
Ineos US Finance LLC, Cash Dollar Term Loan	1.1%	1.2%
Wideopenwest Finance, LLC, Term Loan	1.1%	1.2%
Capital Automotive L.P., Term Loan	1.0%	1.1%
Go Daddy Operating Company, LLC, 1st Lien Term Loan	1.0%	1.1%
Asurion, LLC	1.0%	1.1%
Schaeffler AG, Term Loan C2	1.0%	1.1%
Generac Power Systems, Inc., Term Loan B	0.9%	1.0%
West Corp, Term B-6 Facility	0.9%	1.0%
Subject to change daily.

The Fund continues to be well diversified, with 188 individual issuers and 33 different industry sectors represented. The average issuer exposure at the end of the reporting period was 0.53%, while the average industry sector exposure closed the reporting period at just over 3.0%. Both measures were relatively unchanged from the prior reporting period.

Current Strategy & Outlook: We expect the senior loan market in the near future to continue to perform generally in line with the trends currently in place, barring any major macro event. The market’s new issue activity should remain relatively robust, based on a growing forward calendar. Investor demand, on the other hand, is responding to the strong value proposition offered by loans. At the same time, upside feels limited since many loans are bid near or at soft call prices (i.e., protection against voluntary repricing only). In addition, issuers, particularly those at the higher end of the credit spectrum, are likely to continue to weigh both the costs and the benefits of attempting to push through a refinancing. All told, we continue to hold to our original estimate for full year 2012 loan returns in excess of the historical average. For this to occur, the oft-discussed and quite visible near-term headwinds facing the market must remain on the light side.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

4

ING FLOATING RATE FUND

PORTFOLIO MANAGERS’ REPORT

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

Jeffrey A. Bakalar Senior Vice President Managing Director ING Investment Management Co. LLC	Daniel A. Norman Senior Vice President Managing Director ING Investment Management Co. LLC

ING Floating Rate Fund October 24, 2012

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 to September 30, 2012. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2012*	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2012*

Class A	$1,000.00	$1,036.60	1.01%	$5.16	$1,000.00	$1,020.00	1.01%	$5.11
Class C	1,000.00	1,032.80	1.76	$8.97	1,000.00	1,016.24	1.76	8.90
Class I	1,000.00	1,037.90	0.76	$3.88	1,000.00	1,021.26	0.76	3.85
Class R	1,000.00	1,035.40	1.26	$6.43	1,000.00	1,018.75	1.26	6.38
Class W	1,000.00	1,037.80	0.76	$3.88	1,000.00	1,021.26	0.76	3.85

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

6

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2012 (UNAUDITED)

ASSETS:
Investments in securities at fair value (Cost $235,310,032)	$237,982,698
Short-term investments at value (Cost $28,000,000)	28,000,000
Total Investments at fair value	265,982,698
Receivables:
Investment securities sold	3,789,705
Fund shares sold	2,129,761
Interest	1,581,641
Prepaid expenses	26,637
Reimbursement due from manager	20,223
Total assets	273,530,665
LIABILITIES:
Payable for investment securities purchased	24,078,312
Payable for fund shares redeemed	758,561
Income distribution payable	97,046
Payable for investment management fees	109,620
Payable for administrative fees	19,931
Payable for shareholder service and distribution fees	19,313
Accrued trustees fees	3,456
Other accrued expenses and liabilities	132,454
Total liabilities	25,218,693
NET ASSETS	$248,311,972
NET ASSETS WERE COMPRISED OF:
Paid-in capital	246,269,126
Undistributed net investment income	125,823
Accumulated net realized loss	(755,643)
Net unrealized appreciation	2,672,666
NET ASSETS	$248,311,972
Class A:
Net assets	$16,337,676
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	1,601,952
Net asset value and redemption price per share	$10.20
Maximum offering price per share (2.50%)(1)	$10.46
Class C:
Net assets	$9,996,929
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	980,133
Net asset value and redemption price per share (2)	$10.20
Class I:
Net assets	$137,291,040
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	13,462,736
Net asset value and redemption price per share (2)	$10.20
Class R:
Net assets	$21,265,766
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	2,086,166
Net asset value and redemption price per share	$10.19
Class W:
Net assets	$63,420,561
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	6,206,012
Net asset value and redemption price per share	$10.22
__________________
(1) Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)

INVESTMENT INCOME:
Interest	$7,494,326
Other	146,231
Total investment income	7,640,557
EXPENSES:
Investment management fees	669,020
Administration fees	121,640
Distribution and service fees:
Class A	15,331
Class C	40,820
Class R	48,272
Transfer agent fees:
Class A	5,004
Class C	3,327
Class I	58,630
Class R	7,853
Class W	23,500
Shareholder reporting expense	6,345
Custody and accounting expense	73,200
Registration fees	41,189
Professional fees	27,882
Trustees fees	4,175
Structuring fee	972
Commitment fee	12,708
Miscellaneous expense	3,676
Interest expense	1,026
Total expenses	1,164,570
Net waived and reimbursed fees	(134,409)
Net expenses	1,030,161
Net investment income	6,610,396
REALIZED AND UNREALIZED GAIN:
Net realized gain on:
Investments	14,311
Net realized gain	14,311
Net change in unrealized appreciation or depreciation on :
Investments	2,086,238
Unfunded commitments	(87)
Net change in unrealized appreciation or depreciation	2,086,151
Net realized and unrealized gain	2,100,462
Increase in net assets resulting from operations	$8,710,858

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended September 30, 2012	Year Ended March 31, 2012
FROM OPERATIONS:
Net investment income	$6,610,396	$10,875,221
Net realized gain (loss)	14,311	(767,770)
Net change in unrealized appreciation or depreciation	2,086,151	(1,397,199)
Net increase in net assets resulting from operations	8,710,858	8,710,252
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(319,919)	(639,356)
Class C	(183,231)	(203,884)
Class I	(3,965,946)	(7,478,743)
Class R	(482,509)	(561,087)
Class W	(1,576,287)	(2,211,548)
Net realized gains:
Class A	—	(37,398)
Class C	—	(30,562)
Class I	—	(922,011)
Class R	—	(87,338)
Class W	—	(296,000)
Total distributions	(6,527,892)	(12,467,927)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	42,982,876	148,313,137
Reinvestment of distributions	6,020,863	11,355,771
	49,003,739	159,668,908
Cost of shares redeemed	(63,138,204)	(99,290,003)
Net increase (decrease) in net assets resulting from capital share transactions	(14,134,465)	60,378,905
Net increase (decrease) in net assets	(11,951,499)	56,621,230
NET ASSETS:
Beginning of period	260,263,471	203,642,241
End of period	$248,311,972	$260,263,471
Undistributed net investment income at end of period	$125,823	$43,319

See Accompanying Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses, net of fee waivers and/ or recoupments, if any (2)(3)	Expenses, net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
09-30-12	10.10	0.27		0.09	0.36	0.26	—	—	0.26	10.20	3.66	1.12	1.01	1.01	5.32	16,338	42
03-31-12	10.26	0.43	*	(0.08)	0.35	0.45	0.06	—	0.51	10.10	3.58	1.12	1.01	1.01	4.23	10,266	79
08-17-10(4)–03-31-11	10.00	0.21	*	0.25	0.46	0.19	0.01	—	0.20	10.26	4.57	1.30	1.02	1.02	3.49	18,411	73
Class C
09-30-12	10.10	0.23		0.10	0.33	0.23	—	—	0.23	10.20	3.28	1.87	1.76	1.76	4.55	9,997	42
03-31-12	10.26	0.36	*	(0.09)	0.27	0.37	0.06	—	0.43	10.10	2.80	1.87	1.76	1.76	3.71	7,409	79
08-17-10(4)–03-31-11	10.00	0.19	*	0.22	0.41	0.14	0.01	—	0.15	10.26	4.11	2.05	1.77	1.77	3.46	3,356	73
Class I
09-30-12	10.10	0.28		0.10	0.38	0.28	—	—	0.28	10.20	3.79	0.87	0.76	0.76	5.51	137,291	42
03-31-12	10.27	0.47	*	(0.10)	0.37	0.48	0.06	—	0.54	10.10	3.74	0.87	0.76	0.76	4.65	173,722	79
08-17-10(4)–03-31-11	10.00	0.25	*	0.23	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	3.93	170,660	73
Class R
09-30-12	10.09	0.25		0.10	0.35	0.25	—	—	0.25	10.19	3.54	1.37	1.26	1.26	5.05	21,266	42
03-31-12	10.26	0.41	*	(0.09)	0.32	0.43	0.06	—	0.49	10.09	3.22	1.37	1.26	1.26	4.26	16,515	79
08-17-10(4)–03-31-11	10.00	0.21	*	0.23	0.44	0.17	0.01	—	0.18	10.26	4.39	1.55	1.27	1.27	3.87	7,897	73
Class W
09-30-12	10.12	0.28		0.10	0.38	0.28	—	—	0.28	10.22	3.78	0.87	0.76	0.76	5.54	63,421	42
03-31-12	10.27	0.45	*	(0.06)	0.39	0.48	0.06	—	0.54	10.12	3.93	0.87	0.76	0.76	4.74	52,351	79
08-17-10(4)–03-31-11	10.00	0.24		0.24	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	4.49	3,319	73

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of four separately managed series one of which, ING Floating Rate Fund (“Floating Rate” or the “Fund”) is included in this report.

The investment objective of the Fund is described in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A.  Loan and Other Security Valuation. Loans held by the Fund are normally valued at the average of the means of one or more bid and asked quotations obtained from a pricing service or other sources determined by the Board of Trustees (the “Board”) to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the proxy procedure described above.

It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. As of September 30, 2012, 100% of total loans were valued based on these procedures.

Prices from a pricing service may not be available for all loans and the Investment Adviser may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser that the Investment Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value, as defined by the 1940 Act, as determined in good faith under procedures adopted by the Fund’s Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser and monitored by the Fund’s Board through its Compliance Committee.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower’s debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower’s business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower’s management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities other than loans for which reliable market value quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, and under procedures adopted by, the Board of the

11

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund. Investments in securities of sufficient credit quality, maturing in 60 days or less from date of acquisition, are valued at amortized cost which approximates fair value. To the extent the Fund invests in other open-end registered investment companies, the Fund’s NAV is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the period ended September 30, 2012, there have been no significant changes to the fair valuation methodologies.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Loan premiums and discounts are amortized and/or accreted for financial reporting purposes. Arrangement fees

12

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield for financial reporting purposes. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund records distributions to its shareholders on the ex-dividend date.

D.  Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund did not enter into any futures contracts during the six months ended September 30, 2012.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

13

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

H.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the period ended September 30, 2012, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $98,398,422 and $115,193,896, respectively. At September 30, 2012, the Fund held loans valued at $237,982,698 representing 89.5% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”) to provide advisory and management services. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. The Fund is sub-advised by ING Investment Management Co. LLC (“ING IM”). Under the sub-advisory agreement, ING IM is responsible for managing the assets of the Fund in accordance with its investment objective and policies, subject to oversight by the Investment Adviser. Both ING IM and the Investment Adviser are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) and affiliates of each other. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment

14

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND
ADMINISTRATION FEES (continued)

Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

The Fund has also entered into an Administration Agreement with ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, to provide administrative services. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.10% of the Fund’s average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I and Class W, has adopted a plan (each a “Plan” and collectively, the “Plans”), whereby ING Investments Distributor, LLC (the “Distributor”) is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended September 30, 2012, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$3,625	—
Contingent Deferred Sales Charge	—	$398

NOTE 6 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses (and acquired fund fees and expenses), to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class R — 1.25%
Class W — 0.75%

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

As of September 30, 2012, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

September 30,
2013	2014	2015	Total
$9,571	$367,888	$247,940	$625,399

NOTE 7 — LINE OF CREDIT

The Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $25,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee

15

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 7 — LINE OF CREDIT (continued)

equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the period ended September 30, 2012, the Fund utilized the line of credit as follows:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
10	$2,600,000	1.44%

NOTE 8 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2012, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the Fund:

Affiliated Investment Company or Subsidiary	Percentage
ING National Trust	8.54%
ING Solution 2015 Portfolio	9.44%
ING Solution 2025 Portfolio	15.59%
ING Solution 2035 Portfolio	13.56%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 9 — UNFUNDED COMMITMENTS

As of September 30, 2012, the Fund had no unfunded loan commitments.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
9-30-12	680,270	28,386	(123,429)	585,227	6,878,287	286,825	(1,247,810)	5,917,302
03-31-12	1,272,962	30,768	(2,080,550)	(776,820)	12,866,971	307,651	(20,777,385)	(7,602,763)
Class C
9-30-12	344,388	12,098	(110,002)	246,484	3,487,211	122,196	(1,109,904)	2,499,503
03-31-12	693,794	13,157	(300,251)	406,700	7,013,924	131,384	(2,975,715)	4,169,593
Class I
9-30-12	1,427,075	375,505	(5,543,390)	(3,740,810)	14,429,621	3,791,318	(55,759,390)	(37,538,451)
03-31-12	5,491,577	812,839	(5,722,597)	581,819	54,719,863	8,120,755	(57,523,526)	5,317,092
Class R
9-30-12	534,160	47,782	(131,906)	450,036	5,394,107	482,491	(1,330,291)	4,546,307
03-31-12	1,015,920	65,050	(214,604)	866,366	10,227,972	648,425	(2,151,049)	8,725,348
Class W
9-30-12	1,264,774	132,220	(365,494)	1,031,500	12,793,650	1,338,033	(3,690,809)	10,440,874
03-31-12	6,227,811	214,880	(1,591,193)	4,851,498	63,484,407	2,147,556	(15,862,328)	49,769,635

16

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Six Months Ended September 30, 2012	Year Ended March 31, 2012
Ordinary Income	Ordinary Income	Long-term Capital Gain
$6,527,892	$12,464,242	$3,685

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2012 are detailed below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

			Capital Loss Carryforwards
Undistributed Ordinary Income	Post-October Capital Losses Deferred	Unrealized Appreciation	Amount	Character	Expiration
$112,237	$(731,959)	$575,591	$(27,071)	Long-term	None

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of September 30, 2012, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — SUBSEQUENT EVENT

Dividends. Subsequent to September 30, 2012, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0464	November 1, 2012	Daily
Class C	$0.0400	November 1, 2012	Daily
Class I	$0.0485	November 1, 2012	Daily
Class R	$0.0443	November 1, 2012	Daily
Class W	$0.0485	November 1, 2012	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

17

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED)

ING FLOATING RATE FUND

Principal Amount†		Borrower\Tranche Description	Fair Value	Percentage of Net Assets
Loans*: 95.8%
Aerospace & Defense: 2.1%
399,000		Data Device Corp. (DDC), 1st Lien Term Loan, 7.500%, 06/15/18	$400,496	0.1
2,475,000		Delta Airlines, Inc., New Term Loan, 5.500%, 04/20/17	2,501,297	1.0
443,250		Delta Airlines, Inc., Pacific Route First Lien Term Loan, 4.250%, 03/07/16	444,907	0.2
992,500		DigitalGlobe Inc., Term Loan B, 5.750%, 10/07/18	998,289	0.4
985,915		US Airways Group, Inc., Term Loan, 2.716%, 03/21/14	968,169	0.4
			5,313,158	2.1
Automotive: 4.3%
343,996		Avis Budget Car Rental, LLC, Incremental Term Loan, 6.250%, 09/21/18	348,296	0.1
825,000	(1)	Avis Budget Car Rental, LLC, Term Loan C, 03/15/19	835,313	0.3
2,962,500		Chrysler Group LLC, Term Loan B, 6.000%, 05/24/17	3,026,481	1.2
1,633,500		Fram Group Holdings Inc., First Lien Term Loan, 6.500%, 07/28/17	1,633,500	0.7
498,690		Fram Group Holdings Inc., Second Lien Term Loan, 10.500%, 01/29/18	453,808	0.2
1,700,000		Goodyear Tire & Rubber Company (The), Second Lien Term Loan, 4.750%, 04/30/19	1,717,709	0.7
1,379,000		Metaldyne, LLC, Term Loan B, 5.250%, 05/18/17	1,401,409	0.6
298,065		Schrader International, Lux Term Loan, 6.250%, 04/30/18	302,164	0.1
229,285		Schrader International, US Term Loan, 6.250%, 04/30/18	232,438	0.1
739,344		UCI International, Inc., Term Loan B, 5.500%, 07/26/17	748,585	0.3
			10,699,703	4.3
Beverage & Tobacco: 0.0%
96,137		Clement Pappas, $230mm Term Loan, 6.500%, 08/14/17	96,077	0.0
Brokers, Dealers & Investment Houses: 0.9%
500,000		Nuveen Investments, Inc., 2nd Lien, 8.250%, 05/12/19	504,583	0.2
1,000,000		Nuveen Investments, Inc., First-Lien Incremental Term Loan, 7.250%, 05/13/17	1,004,000	0.4
250,000	(1)	Nuveen Investments, Inc., Term Loan B New Extended, 05/13/17	248,438	0.1
500,000		Nuveen Investments, Inc., Term Loan Extended 2017, 5.900%, 05/12/17	499,896	0.2
			2,256,917	0.9
Building & Development: 1.8%
2,717,168		Capital Automotive L.P., Term Loan, 5.250%, 03/11/17	2,737,547	1.1
845,750		NCI Building Systems, Inc., Term Loan, 8.000%, 06/21/18	843,424	0.3
895,500		Roofing Supply Group, Term Loan B, 7.038%, 05/31/19	907,813	0.4
			4,488,784	1.8
Business Equipment & Services: 11.0%
987,500		4L Holdings Inc., Term Loan B, 6.764%, 05/06/18	977,625	0.4
1,198,682		Acosta, Inc., Term Loan B, 5.750%, 03/01/18	1,205,920	0.5
982,500		Advantage Sales & Marketing, Inc., First Lien Term Loan, 5.250%, 12/18/17	985,202	0.4
500,000		Advantage Sales & Marketing, Inc., Second Lien Term Loan, 9.250%, 06/18/18	502,500	0.2
500,000		AlixPartners LLP, Second Lien Term Loan, 10.750%, 12/15/19	508,125	0.2
1,995,000		AlixPartners LLP, Term Loan B-2, 6.500%, 06/15/19	2,026,587	0.8
1,639,826		Avaya Inc., Term Loan B-3, 4.927%, 10/26/17	1,503,174	0.6
1,479,466		Catalent Pharma Solutions, Inc., Incremental USD Term Loan B-2, 5.250%, 09/15/17	1,494,260	0.6
625,000		Corporate Executive Board, Term Loan B, 5.000%, 08/02/19	628,516	0.3
2,240,194	(1)	CorpSource Finance Holdings, LLC, 1st Lien Term Loan, 6.625%, 04/28/17	2,226,192	0.9
613,882	(1)	CorpSource Finance Holdings, LLC, 2nd Lien Term Loan, 10.500%, 04/29/18	558,633	0.2
498,657		First American Payment Systems, Term Loan, 6.750%, 10/04/16	501,150	0.2
1,500,000		First Data Corporation, Extended 2018 Dollar Term Loan, 4.217%, 03/23/18	1,436,505	0.6
525,000		Genpact International, Inc., Term Loan B, 4.250%, 08/31/19	527,297	0.2
2,741,764		Go Daddy Operating Company, LLC, 1st Lien Term Loan, 5.500%, 12/17/18	2,734,044	1.1
987,500		Mercury Payment Systems LLC, Term Loan B, 5.500%, 07/03/17	997,375	0.4
1,200,938		Property Data I, Inc., Term Loan B, 7.000%, 12/21/16	1,188,929	0.5
369,375		Trans Union LLC, Term Loan B, 5.500%, 02/12/18	373,253	0.1
324,351		U.S. Security Associates Holdings, Inc., $75mm Delayed Draw Term Loan, 6.000%, 07/28/17	327,189	0.1
1,657,168		U.S. Security Associates Holdings, Inc., New Term Loan, 6.000%, 07/28/17	1,671,668	0.7
145,739		Verifone, Inc., Term Loan B, 4.250%, 12/31/18	146,194	0.1
2,249,750		Web.com Group, Inc., First Lien Term Loan, 7.000%, 10/28/17	2,270,140	0.9
2,500,000	(1)	West Corp, Term B-6 Facility, 06/30/18	2,526,562	1.0
			27,317,040	11.0

See Accompanying Notes to Financial Statements

18

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower\Tranche Description	Fair Value	Percentage of Net Assets
Cable & Satellite Television: 3.5%
997,500		Atlantic Broadband, First Lien Term Loan, 5.250%, 03/29/19	$1,003,913	0.4
636,000	(1)	Atlantic Broadband, Term Loan B, 12/31/19	642,360	0.3
1,975,000		Intelsat Jackson Holdings S.A., Term Loan B Facility, 5.250%, 04/02/18	1,984,753	0.8
490,781		RCN Cable, Term Loan B, 5.250%, 08/16/16	492,008	0.2
881,100		San Juan Cable LLC, First Lien, 6.000%, 06/09/17	882,201	0.3
650,000	(1)	WaveDivision Holdings LLC, Term Loan B, 09/28/19	655,687	0.3
2,894,000	(1)	Wideopenwest Finance, LLC, Term Loan, 6.250%, 07/05/18	2,924,749	1.2
			8,585,671	3.5
Chemicals & Plastics: 6.1%
995,000		Ascend Performance Materials Operations LLC, Term Loan, 6.750%, 04/09/18	998,731	0.4
539,773		AZ Chem US Inc., Term Loan B, 7.250%, 12/19/17	551,693	0.2
850,000	(1)	Chemtura Corporation, Term Loan, 5.500%, 08/27/16	859,297	0.3
220,228		Houghton International, Inc., Term Loan B1, 6.750%, 01/29/16	222,292	0.1
2,988,090	(1)	Ineos US Finance LLC, Cash Dollar Term Loan, 6.500%, 04/27/18	3,022,773	1.2
379,050		KLEOPATRA LUX 2 S.|$$|AGA. R.L, Term Loan B, 6.750%, 12/21/16	382,367	0.2
987,500		Kronos Worldwide, Inc., Term Loan B, 5.750%, 06/01/18	999,844	0.4
1,692,696		Momentive Specialty Chemicals Inc (a.k.a Hexion Specialty Chemicals Inc), Term Loan C1B, 4.000%, 05/05/15	1,683,527	0.7
723,006		Momentive Specialty Chemicals Inc (a.k.a Hexion Specialty Chemicals Inc), Term Loan C2B, 4.125%, 05/05/15	719,089	0.3
347,375		PolyOne Corporation, Term Loan B, 5.000%, 11/17/17	350,523	0.1
161,996		Sonneborn, Inc., BV Tranche, 6.500%, 03/31/18	163,616	0.1
917,977		Sonneborn, Inc., US Tranche, 6.500%, 03/31/18	927,157	0.4
754,721		Styron S.A.R.L., Term Loan B, 8.000%, 08/02/17	725,543	0.3
2,267,969		Univar Inc., Term Loan B, 5.000%, 06/30/17	2,262,830	0.9
1,154,200		Vantage Specialties Inc., Term Loan B, 7.000%, 02/10/18	1,164,299	0.5
			15,033,581	6.1
Clothing/Textiles: 0.7%
1,317,822		Targus Group, Inc., New Senior Secured Term Loan, 11.000%, 05/16/16	1,324,411	0.5
46,406		Totes Isotoner Corporation, Delayed Draw 1st Lien Term Loan, 7.293%, 07/07/17	45,942	0.0
447,461		Totes Isotoner Corporation, First Lien Term Loan, 7.277%, 07/07/17	442,986	0.2
			1,813,339	0.7
Conglomerates: 1.1%
1,957,461		Affinion Group, Inc., First Lien Term Loan, 5.000%, 10/10/16	1,803,311	0.7
495,000		Waterpik, Term Loan, 6.751%, 08/10/17	495,000	0.2
400,000		WireCo WorldGroup, Inc., Term Loan B, 6.000%, 02/15/17	404,500	0.2
			2,702,811	1.1
Containers & Glass Products: 2.3%
476,723		Consolidated Container Company LLC, Term Loan B, 6.250%, 07/07/19	482,483	0.2
2,252,183		Husky Injection Molding Systems, Ltd, New Term Loan B, 5.750%, 06/30/18	2,274,002	0.9
586,846		Pro Mach, Inc, Term Loan, 7.000%, 07/06/17	582,445	0.2
3,118		Reynolds Group Holdings Inc, US Term Loan, 6.500%, 02/09/18	3,133	0.0
603,175	(1)	Reynolds Group Holdings Inc, USD Term Loan, 09/26/18	606,377	0.3
900,000		TricorBraun, Term Loan, 5.503%, 04/30/18	906,750	0.4
844,161		Xerium Technologies, Inc., USD First Lien Term Loan, 6.250%, 05/22/17	835,016	0.3
			5,690,206	2.3
Drugs: 0.6%
987,500		Jazz Pharmaceuticals Inc., term Loan, 5.250%, 05/30/18	998,198	0.4
428,030		Prestige Brands, Term Loan B, 5.268%, 01/31/19	432,998	0.2
			1,431,196	0.6
Ecological Services & Equipment: 0.7%
1,500,000	(1)	ADS Waste Holdings, Inc., Term Loan, 10/01/19	1,512,499	0.6
298,500		WCA Waste Corporation, Term Loan B, 5.500%, 02/28/18	300,366	0.1
			1,812,865	0.7

See Accompanying Notes to Financial Statements

19

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower\Tranche Description	Fair Value	Percentage of Net Assets
Electronics/Electrical: 7.6%
1,570,000		Attachmate Corporation, 1st Lien Term Loan, 7.250%, 11/15/17	$1,584,719	0.6
1,985,000		Blackboard Inc., 1st Lien Term Loan B, 7.500%, 10/04/18	1,997,902	0.8
497,500		Blackboard Inc., 1st Lien Term Loan B-1, 7.500%, 10/04/18	500,734	0.2
500,000		Blackboard Inc., 2nd Lien Term Loan B, 11.500%, 10/01/19	474,166	0.2
1,483,731		Epicor Software Corporation, Term Loan B, 5.000%, 05/16/18	1,495,230	0.6
1,990,000		Freescale Semiconductor, Inc., Incremental Term Loan B-2, 6.000%, 02/28/19	1,995,389	0.8
628,056		Greeneden U.S. Holdings II, L.L.C., 1st Lien Term Loan, 6.750%, 01/31/18	635,383	0.3
843,625		Kronos Incorporated, Tranche C First-Lien Term Loan, 6.250%, 12/26/17	856,279	0.3
1,995,000		Lawson Software, Inc., Term Loan B (USD), 6.250%, 04/01/18	2,005,390	0.8
877,370		Open Link Financial, Inc., Term Loan, 7.750%, 10/28/17	882,854	0.4
1,091,497		Orbitz Worldwide, Inc., Term Loan, 3.216%, 07/25/14	1,061,936	0.4
520,139		RedPrairie Corporation, Term Loan B, 6.000%, 08/07/18	523,390	0.2
992,126		Sabre Inc., Extended Term Loan, 5.966%, 09/30/17	986,339	0.4
500,000		Sabre Inc., Incremental Term Loan, 7.250%, 12/27/17	504,583	0.2
736,798		Spansion LLC, Term Loan, 4.750%, 02/09/15	745,087	0.3
1,526,922		SS&C Technologies Inc., Term Loan B-1, 5.000%, 06/01/19	1,543,384	0.6
157,957		SS&C Technologies Inc., Term Loan B-2, 5.000%, 06/01/19	160,327	0.1
1,041,493		Travelport, Inc., Delayed Draw Term Loan extended, 4.961%, 08/21/15	995,060	0.4
			18,948,152	7.6
Equipment Leasing: 0.4%
250,000		Brock Holdings, Inc., New 2nd Lien Term Loan, 10.000%, 03/16/18	250,625	0.1
764,471		Brock Holdings, Inc., New Term Loan B, 6.012%, 03/16/17	774,026	0.3
			1,024,651	0.4
Financial Intermediaries: 1.5%
186,157		BNY ConvergEx Group, LLC, Eze Borrower Term Loan, 5.250%, 12/19/16	180,107	0.1
424,890		BNY ConvergEx Group, LLC, Top Borrower Term Loan, 5.250%, 12/19/16	411,082	0.2
957,763		Fundtech, Term Loan, 7.500%, 11/15/17	962,551	0.4
1,072,727		MIP Delaware, LLC, Term Loan, 5.500%, 07/12/18	1,078,091	0.4
1,000,000		Residential Capital, A-1 Term Loan, 5.000%, 11/15/13	1,005,625	0.4
			3,637,456	1.5
Food Products: 1.1%
982,500		Advance Pierre Foods, First Lien Term Loan, 7.001%, 09/30/16	988,129	0.4
833,572		NPC International, Term Loan (2012 refi), 5.250%, 12/28/18	843,992	0.4
773,063		Pinnacle Foods Holding Corporation, Term Loan F, 4.750%, 10/01/18	775,478	0.3
			2,607,599	1.1
Food Service: 1.0%
910,526		Bojangles Restaurants, Inc., Term Loan, 8.750%, 08/17/17	913,941	0.4
995,000		Landry’s Restaurants, Term Loan B, 6.500%, 04/30/18	1,010,174	0.4
550,000		P.F. Chang’s China Bistro, Inc., Term Loan B Facility, 6.250%, 06/30/19	556,187	0.2
			2,480,302	1.0
Food/Drug Retailers: 1.1%
1,688,338		Roundys Supermarkets, Inc., Term Loan B, 5.750%, 02/14/19	1,658,792	0.7
998,750	(1)	Supervalu, Real Estate Term Loan B, 8.000%, 08/15/18	1,006,318	0.4
			2,665,110	1.1
Health Care: 11.1%
766,150		Alere US Holdings, LLC, Incremental Term Loan B, 4.753%, 06/30/17	770,579	0.3
987,513		Alere US Holdings, LLC, Term Loan B, 4.753%, 06/30/17	993,221	0.4
498,750		Alere US Holdings, LLC, Term Loan B-2, 4.753%, 06/30/17	500,724	0.2
2,244,375		Bausch & Lomb, Inc., US Term Loan, 5.250%, 04/30/19	2,271,869	0.9
450,000		BSN Medical, Facility B1, 6.000%, 08/31/19	453,563	0.2
676,681	(1)	ConvaTec, Term Loan B, 5.750%, 12/22/16	679,723	0.3
1,459,333		DJO Finance LLC, Tranche B-3 Term Loan, 6.250%, 09/15/17	1,466,630	0.6
2,468,003		Drumm Corp., Term Loan B, 5.000%, 05/04/18	2,387,793	1.0
1,481,769		Emergency Medical Services Corporation, Term Loan B, 5.250%, 05/25/18	1,491,338	0.6
391,607		HGI Holding, Inc., Senior Secured Term Loan B, 6.750%, 09/29/16	392,749	0.2
1,083,500		Iasis Healthcare LLC, Term Loan B, 5.000%, 05/03/18	1,088,240	0.4

See Accompanying Notes to Financial Statements

20

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower\Tranche Description	Fair Value	Percentage of Net Assets
Health Care: (continued)
990,019		Immucor, Inc., Term B-1, 5.750%, 08/17/18	$1,004,869	0.4
1,476,269		inVentiv Health Inc., Original Term Loan B, 6.500%, 08/04/16	1,431,981	0.6
271,563		inVentiv Health Inc., Term B-3, 6.750%, 05/15/18	264,095	0.1
1,290,250		Kinetic Concepts, Inc., Term Loan B-1, 7.000%, 04/20/18	1,310,410	0.5
381,014		Medassets, Inc., Term Loan B, 5.250%, 11/16/16	384,507	0.1
478,706		Medpace IntermediateCo, Inc., Term Loan B, 6.541%, 06/22/17	460,755	0.2
1,929,739		Onex Carestream Finance LP, Term Loan B, 5.000%, 02/25/17	1,912,854	0.8
1,750,000	(1)	Par Pharmaceutical Companies, Term Loan B, 09/30/19	1,748,906	0.7
1,022,275		Pharmaceutical Product Development, Inc., Bank Term Loan B, 6.250%, 11/30/18	1,032,924	0.4
865,650		Press Ganey, 1st Lien, 5.250%, 04/30/18	878,635	0.3
250,000		Press Ganey, 2nd Lien, 8.250%, 08/31/18	250,625	0.1
1,214,548		Rural/Metro Corporation, Term Loan B, 5.750%, 06/29/18	1,216,978	0.5
748,125		Select Medical Corporation, Incremental Term Loan, 5.501%, 06/01/18	754,671	0.3
740,625		Skilled Healthcare Group, Inc., New Term Loan, 6.750%, 04/08/16	743,865	0.3
444,375		Surgical Care Affiliates LLC, Incremental Term Loan, 5.500%, 06/29/18	443,264	0.2
299,250		Truven Health, Inc., Term Loan B, 6.750%, 05/31/19	301,868	0.1
995,000		United Surgical Partners International, Inc., New Tranche B, 6.000%, 04/01/19	1,003,706	0.4
			27,641,342	11.1
Home Furnishings: 1.5%
2,000,000	(1)	AOT Bedding Super Holdings, LLC, Term Loan B, 10/01/19	1,994,822	0.8
246,284		Hillman Group (The), Inc., First Lien Term Loan, 5.000%, 05/27/16	248,746	0.1
845,750		Monitronics International, Inc., Term Loan B, 5.500%, 03/31/18	856,851	0.3
698,250		Protection One, Inc., Term Loan B, 5.750%, 03/31/19	702,614	0.3
			3,803,033	1.5
Industrial Equipment: 4.9%
471,521		Edwards (Cayman Islands II) Limited (aka BOC Edwards), New Term Loan, 5.500%, 05/31/16	475,058	0.2
2,540,000		Generac Power Systems, Inc., Term Loan B, 6.250%, 05/30/18	2,593,975	1.0
238,636		Goodman Global Inc., Second Lien Term Loan, 9.000%, 10/30/17	241,739	0.1
2,281,395		Goodman Global Inc., Term Loan B, 5.750%, 10/28/16	2,291,579	0.9
1,538,375		Rexnord Corporation / RBS Global, Inc., USD Term Loan, 5.000%, 04/01/18	1,547,510	0.6
2,630,000		Schaeffler AG, Term Loan C2, 6.000%, 01/31/17	2,656,300	1.1
600,000		Sensus Metering Systems Inc., New Second Lien Term Loan, 8.500%, 05/09/18	600,000	0.2
1,871,100		Terex Corporation, Term Loan, 5.500%, 04/28/17	1,880,455	0.8
			12,286,616	4.9
Insurance: 1.6%
1,496,250		AmWINS Group, Inc., 1st Lien Term Loan, 5.750%, 06/01/19	1,501,861	0.6
825,000		AmWINS Group, Inc., 2nd Lien Term Loan, 10.050%, 12/01/19	827,406	0.3
432,825		Applied Systems Inc., First Lien Incremental, 5.500%, 12/08/16	433,907	0.2
397,798		CCC Information Services Group, Inc., Term Loan B, 5.750%, 11/11/15	400,118	0.2
698,250		USI Holdings Corp., Term Loan D, 5.750%, 05/05/14	699,996	0.3
			3,863,288	1.6
Leisure Good/Activities/Movies: 2.7%
1,468,706		24 Hour Fitness Worldwide, Inc, Term Loan B, 7.500%, 04/22/16	1,488,901	0.6
995,000		Delta2 Sarl Luxembourg (Formula One World Championship), Term Loan B USD, 5.750%, 04/30/17	1,006,090	0.4
770,000		FGI Operating, Add-On Term Loan, 5.503%, 04/30/19	775,935	0.3
1,898,166		Getty Images, Inc, Term Loan B, 5.250%, 11/07/16	1,902,566	0.7
472,786		SRAM, LLC, First Lien Term Loan, 4.772%, 06/07/18	478,696	0.2
185,000		SRAM, LLC, Second Lien Term Loan, 8.500%, 12/07/18	188,700	0.1
930,000		Wilton Brands, Inc., Term Loan, 7.500%, 08/31/18	940,462	0.4
			6,781,350	2.7
Lodging & Casinos: 3.3%
1,944,250		Boyd Gaming Corporation, Incremental Term Loan, 6.000%, 12/17/15	1,971,794	0.8
2,432,288		Caesars Entertainment Operating Company, Inc., Term Loan B6, 5.467%, 01/28/18	2,216,858	0.9
700,000		Caesars Octavius, LLC, Term Loan, 9.250%, 02/24/17	690,550	0.3
1,000,000	(1)	Cannery Casino Resorts, LLC, 1st Lien Term Loan, 10/01/18	1,002,917	0.4
1,510,000	(1)	NP Opco LLC, Term Loan B, 09/27/19	1,515,977	0.6

See Accompanying Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower\Tranche Description	Fair Value	Percentage of Net Assets
Lodging & Casinos: (continued)
826,718		Station Casinos LLC, Term Loan B-1, 3.216%, 06/17/16	$808,117	0.3
			8,206,213	3.3
Nonferrous Metals/Minerals: 0.8%
997,500		Constellium Holdco BV, Term Loan B, 9.250%, 04/30/18	987,525	0.4
1,079,323		Fairmount Minerals, Ltd., Term Loan B, 5.250%, 03/15/17	1,078,513	0.4
			2,066,038	0.8
Oil & Gas: 2.1%
487,125		Crestwood Holdings LLC, Term Loan B, 9.750%, 03/30/18	495,041	0.2
2,368,072	(1)	FTS International, Inc. (fka FracTech), Term Loan (HoldCo), 6.250%, 05/06/16	2,285,930	0.9
350,000	(1)	Samson Investment Company, 2nd Lien Term Loan, 09/28/18	352,698	0.2
1,985,000		Tervita (fka CCS Inc.), Add-On Term Loan, 6.500%, 11/14/14	1,991,616	0.8
			5,125,285	2.1
Publishing: 1.1%
1,368,520		Cengage Learning, Inc., Extended Term Loan B, 5.720%, 07/31/17	1,251,340	0.5
1,056,875		Cenveo Corporation, Term Loan B, 6.625%, 12/21/16	1,059,517	0.4
805,881		R.H. Donnelley Corporation, Term Loan, 9.000%, 10/24/14	487,846	0.2
			2,798,703	1.1
Radio & Television: 3.1%
819,449		Barrington Broadcasting Group, Term Loan B, 7.500%, 06/30/17	829,692	0.3
1,476,399		Clear Channel Communications, Inc., Term Loan B, 3.866%, 01/28/16	1,210,647	0.5
1,983,396		Cumulus Media Holdings Inc., First Lien Term Loan B, 5.750%, 09/17/18	1,997,209	0.8
1,000,000		Cumulus Media Holdings Inc., Second Lien Term Loan B, 7.500%, 02/11/19	1,012,500	0.4
457,193		Entercom Communications Corporation, Term Loan B, 6.250%, 11/22/18	460,679	0.2
375,000	(1)	FoxCo Acquisition, LLC, Term Loan B, 07/31/17	378,750	0.2
345,625		Raycom TV Broadcasting, LLC, Term Loan B, 4.500%, 05/31/17	343,897	0.1
1,363,940		Univision Communications, Inc., Extended Term Loan, 4.466%, 03/31/17	1,353,521	0.6
			7,586,895	3.1
Retailers (Except Food & Drug): 8.7%
1,588,000		Academy Ltd., Term Loan, 6.000%, 08/03/18	1,597,074	0.7
1,923,302		Bass Pro Group, LLC, Term Loan B, 5.250%, 06/13/17	1,949,448	0.8
4,100,000	(1)	BJs Wholesale Club, First Lien Term Loan, 09/25/19	4,130,238	1.7
1,025,000	(1)	BJs Wholesale Club, Second Lien Term Loan, 03/25/20	1,042,938	0.4
1,000,000		Guitar Center, Inc., Extended Term Loan, 5.620%, 04/10/17	964,375	0.4
1,500,000		Harbor Freight Tools USA, Inc., Senior Secured Term Loan, 5.500%, 05/15/19	1,508,437	0.6
743,002		Jo-Ann Stores, Inc., Term Loan B, 4.750%, 03/16/18	746,020	0.3
537,088		Lord & Taylor, Term Loan Facility, 5.750%, 01/09/18	541,788	0.2
468,750	(1)	Ollie’s Holdings, Inc., Term Loan, 09/25/19	471,680	0.2
2,000,000		Party City Holdings Inc, Term Loan B, 5.750%, 07/27/19	2,027,812	0.8
498,750		Savers, Term Loan B, 6.250%, 07/09/19	505,608	0.2
731,325		Sleepy’s Holdings, LLC, Term Loan, 7.250%, 03/19/19	734,067	0.3
1,370,065		The Gymboree Corporation, Term Loan B, 5.000%, 02/23/18	1,340,217	0.5
1,719,949		Toys “R” Us, Inc., Term Loan B-1, 6.000%, 09/01/16	1,712,782	0.7
345,625		Toys “R” Us, Inc., Term Loan B-2, 5.250%, 05/25/18	340,441	0.1
498,750		Toys “R” Us, Inc., Term Loan B-3, 5.250%, 05/25/18	490,645	0.2
1,368,125		Yankee Candle Company, Inc., Term Loan B, 5.250%, 04/02/19	1,383,090	0.6
			21,486,660	8.7
Surface Transport: 0.5%
1,243,750		Wabash National Corporation, Term Loan, 6.000%, 05/15/19	1,260,852	0.5
Telecommunications: 4.6%
2,667,802		Asurion, LLC, 1st Lien Term Loan, 5.500%, 05/24/18	2,685,645	1.1
1,422,273		Asurion, LLC, Add-On 1st Lien Term Loan, 5.500%, 05/24/18	1,431,785	0.6
624,204		Asurion, LLC, Second Lien Term Loan, 9.000%, 05/24/19	646,831	0.3
1,801,935		Global Tel*Link Corporation, First Lien Term Loan, 6.000%, 12/15/17	1,818,829	0.7
250,000		Level 3 Financing, Inc, Term Loan 2019, 5.250%, 08/01/19	251,406	0.1
750,000		Level 3 Financing, Inc, Term Loan B III, 5.750%, 09/01/18	754,922	0.3
1,496,250		Syniverse Holdings, Inc., Term Loan B, 5.000%, 04/20/19	1,501,861	0.6

See Accompanying Notes to Financial Statements

22

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower\Tranche Description	Fair Value	Percentage of Net Assets
Telecommunications: (continued)
308,296		U.S. Telepacific Corp, First Lien Term Loan, 5.750%, 02/23/17	$303,157	0.1
1,995,000		Zayo Group, LLC, Term Loan B, 7.125%, 07/02/19	2,019,938	0.8
			11,414,374	4.6
Utilities: 2.0%
1,485,000		Dynegy Midwest Generation, LLC (CoalCo)., Term Loan, 9.250%, 08/04/16	1,542,544	0.6
1,089,000		Dynegy Power (GasCo), Term Loan, 9.250%, 08/04/16	1,144,055	0.5
763,088		EquiPower Resources Holdings, LLC, 1st Lien Term Loan, 6.500%, 12/29/18	774,534	0.3
1,787,818		Texas Competitive Electric Holdings Company LLC, Extended Term Loans, 4.757%, 10/10/17	1,236,108	0.5
481,940		Texas Competitive Electric Holdings Company LLC, Term Loans, 3.757%, 10/10/14	360,190	0.1
			5,057,431	2.0
		Total Loans
		(Cost $235,310,032)	237,982,698	95.8

Shares			Value	Percentage of Net Assets
Short-term Investments: 11.3%

		Short-Term Investments: 11.3%
28,000,000		State Street Institutional Liquid Reserves Fund — Institutional Class
		(Cost $28,000,000)	$28,000,000	11.3

		Total Short-Term Investments
		(Cost $28,000,000)	28,000,000	11.3

		Total Investments (Cost $263,310,032)	$265,982,698	107.1
		Liabilities in Excess of Other Assets	(17,670,726)	(7.1)
		Net Assets	$248,311,972	100.0
	*
Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.

	†	Unless otherwise indicated, principal amount is shown in USD.
	(1)	Trade pending settlement. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.

		Cost for federal income tax purposes is $263,310,034.

		Net unrealized appreciation consists of:

		Gross Unrealized Appreciation	$4,215,591
		Gross Unrealized Depreciation	(1,542,927)
		Net Unrealized Appreciation	$2,672,664

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2012
Asset Table
Investments, at fair value
Loans	$—	$237,982,698	$—	$237,982,698
Short-Term Investments	28,000,000	—	—	28,000,000
Total Investments, at fair value	$28,000,000	$237,982,698	$—	$265,982,698

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of any Levels of the fair value hierarchy during the period ended September 30, 2012.

See Accompanying Notes to Financial Statements

23

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

SAR-UFR     (0912-111612)

Item 2.	Code of Ethics.

Not required for semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.	Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.	Schedule of Investments.

For the Portfolios that have a complete Schedule of Investments, the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ING GNMA INCOME FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
952,124		Vendee Mortgage Trust, 3.750%, 10/15/41	1,053,335	0.1
	Total Collateralized Mortgage Obligations
	(Cost $1,016,976)	1,053,335		0.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 96.9%
		Federal Home Loan Mortgage Corporation: 3.4%##
19,965,346	^	0.500%, due 07/15/36	410,543	0.1
1,388,505		5.000%, due 08/15/36	1,536,407	0.1
549,108		5.450%, due 03/01/37	598,650	0.1
146,395		5.450%, due 07/01/37	158,748	0.0
166,235		5.450%, due 12/01/37	181,233	0.0
127,862		5.450%, due 12/01/37	139,399	0.0
148,324		5.450%, due 05/01/38	161,581	0.0
2,227,237	^	5.500%, due 09/15/35	399,295	0.0
601,019		5.625%, due 12/01/36	663,804	0.1
64,597		5.625%, due 01/01/37	70,461	0.0
107,202		5.625%, due 01/01/37	117,234	0.0
650,954		5.625%, due 01/01/37	721,646	0.1
41,891		5.625%, due 02/01/37	46,622	0.0
84,164		5.625%, due 03/01/37	93,612	0.0
566,788		5.625%, due 03/01/37	627,654	0.1
191,218		5.625%, due 03/01/37	208,576	0.0
93,318		5.625%, due 04/01/37	101,739	0.0
180,133		5.625%, due 06/01/37	196,694	0.0
230,072		5.625%, due 07/01/37	251,799	0.0
345,913		5.625%, due 07/01/37	382,049	0.0
32,719		5.625%, due 12/01/37	36,401	0.0
498,957		5.625%, due 02/01/38	551,080	0.1
132,190		5.650%, due 02/01/37	144,543	0.0
382,443		5.650%, due 02/01/37	418,863	0.1
553,031		5.700%, due 06/01/37	601,902	0.1
335,813		5.700%, due 09/01/37	365,489	0.0
164,828		5.700%, due 12/01/37	180,373	0.0
158,048		5.700%, due 01/01/38	172,953	0.0
164,065		5.790%, due 12/01/37	179,791	0.0
130,881		5.790%, due 03/01/38	143,375	0.0
831,372		6.000%, due 03/15/34	923,414	0.1
10,173,539		6.000%, due 04/15/36	11,929,563	1.0
3,725,297		6.000%, due 05/15/36	4,363,177	0.4
153,132		6.050%, due 04/01/38	168,665	0.0
1,256,145		6.090%, due 12/01/37	1,400,178	0.1
5,022		7.000%, due 11/01/14	5,253	0.0
49,195		7.500%, due 12/01/14	51,783	0.0
36,671		7.500%, due 01/01/30	44,924	0.0
983,013	^	7.750%, due 10/25/23	223,638	0.0
11,767		8.000%, due 01/01/30	11,970	0.0
24,243		9.500%, due 07/01/20	25,685	0.0
1,049,502		19.198%, due 03/15/35	1,546,424	0.1
820,523		21.165%, due 04/15/35	1,314,518	0.1
5,539,975		27.717%, due 04/15/32	7,870,183	0.7
		39,741,891		3.4

		Federal National Mortgage Association: 7.9%##
4,957,724		3.500%, due 06/25/41	5,229,833	0.5
15,348,311		4.500%, due 09/01/41	16,699,340	1.5
29,816,189		4.500%, due 09/01/41	32,440,748	2.8
15,490,302		4.598%, due 11/25/33	15,999,692	1.4
1,658,975		5.000%, due 10/25/35	1,893,361	0.2
347,207		5.300%, due 09/01/36	383,796	0.0
114,754		5.300%, due 10/01/36	126,171	0.0
137,060		5.300%, due 10/01/36	150,451	0.0
616,050		5.300%, due 12/01/36	680,712	0.1
437,036		5.300%, due 12/01/36	483,090	0.0
239,637		5.300%, due 02/01/37	262,243	0.0
443,941		5.300%, due 04/01/37	490,538	0.1
348,432		5.300%, due 05/01/37	385,004	0.0
131,194		5.300%, due 06/01/37	143,571	0.0
811,245		5.300%, due 08/01/37	896,395	0.1
76,247		5.300%, due 10/01/37	83,607	0.0
353,907		5.500%, due 05/25/34	409,208	0.0
4,877,551		6.000%, due 06/25/29	5,513,465	0.5
2,603,281		6.000%, due 10/25/37	3,151,873	0.3
680,336		6.000%, due 01/25/44	771,687	0.1
5,657		6.500%, due 06/01/14	5,874	0.0
237,133		6.500%, due 02/01/29	277,312	0.0
1,031,428		6.500%, due 12/25/41	1,254,009	0.1
276,349		6.600%, due 07/01/27	314,226	0.0
119,999		6.600%, due 09/01/27	136,971	0.0
50,824		6.600%, due 11/01/27	58,013	0.0
41,305		6.600%, due 03/01/28	47,147	0.0
102,092		6.600%, due 06/01/28	116,944	0.0
7,828		7.000%, due 03/01/15	7,992	0.0
55,919		7.500%, due 05/01/28	60,150	0.0
1,969,563		8.000%, due 12/25/45	2,369,375	0.2
12,477		8.500%, due 08/01/15	12,542	0.0
16,100		8.500%, due 09/01/15	17,414	0.0
		90,872,754		7.9

		Government National Mortgage Association: 85.6%
60,905,670	^	0.250%, due 06/20/36	296,891	0.0
7,347,735	^	0.491%, due 02/16/48	146,750	0.0
19,933,019		0.609%, due 07/20/41	20,049,040	1.7
55,728,115	^	0.685%, due 11/16/46	1,655,615	0.2
12,984,666		0.739%, due 04/20/40	13,121,518	1.1
5,619,335		0.869%, due 04/20/40	5,703,153	0.5
21,239,454		0.869%, due 06/20/40	21,270,506	1.8
88,015,774	^	0.876%, due 01/16/50	4,125,062	0.4
16,348,787		0.921%, due 01/16/40	16,627,705	1.4
2,110,379	^	1.000%, due 06/16/37	52,243	0.0
97,002,926	^	1.064%, due 01/16/51	4,729,892	0.4
4,481,067		1.139%, due 06/20/39	4,577,052	0.4
4,800,857		1.169%, due 09/20/38	4,914,318	0.4
16,766,271		1.259%, due 03/20/39	17,129,898	1.5
24,805,755	^	2.555%, due 10/16/52	2,917,283	0.3
12,700,000	W	3.000%, due 07/15/42	13,565,187	1.2
87,900,000	W	3.500%, due 02/15/41	96,071,949	8.3
90,000,000		3.500%, due 07/20/42	98,465,616	8.5
403,785		4.000%, due 05/20/33	448,940	0.0
592,852		4.000%, due 08/15/33	662,181	0.1
514,698		4.000%, due 01/15/34	570,143	0.1
223,089		4.000%, due 03/15/34	246,074	0.0
744,752		4.000%, due 08/20/35	823,733	0.1
6,526,809	^	4.000%, due 04/20/38	848,239	0.1
3,038,615	^	4.000%, due 08/20/39	848,757	0.1
33,000,000	W	4.000%, due 11/15/39	36,320,625	3.1
1,608,697		4.000%, due 05/15/40	1,778,221	0.2
2,027,645		4.000%, due 09/20/40	2,170,983	0.2
2,193,091		4.000%, due 12/16/40	2,414,861	0.2
1,608,575		4.000%, due 12/20/40	1,791,491	0.2

See Accompanying Notes to Financial Statements

1

ING GNMA INCOME FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
5,000,000		4.000%, due 06/20/41	5,504,687	0.5
15,111,611		4.000%, due 07/20/41	16,610,458	1.4
3,145,544		4.000%, due 10/20/41	3,371,238	0.3
18,349,141		4.000%, due 02/20/42	20,223,375	1.8
1,621,075		4.000%, due 09/15/42	1,791,903	0.2
36,000,000		4.000%, due 09/20/42	39,677,143	3.4
16,206,323	^	4.500%, due 08/20/33	810,316	0.1
867,791		4.500%, due 01/20/34	962,054	0.1
355,476		4.500%, due 01/20/34	394,089	0.0
784,869		4.500%, due 03/20/34	873,832	0.1
292,008		4.500%, due 05/20/34	323,727	0.0
348,566		4.500%, due 06/20/34	386,429	0.0
2,971,730	^	4.500%, due 02/20/35	245,204	0.0
797,123		4.500%, due 10/20/35	883,661	0.1
2,063,779	^	4.500%, due 02/20/36	173,840	0.0
681,204	^	4.500%, due 12/20/37	89,043	0.0
4,703,207	^	4.500%, due 02/20/38	237,300	0.0
1,253,576		4.500%, due 05/20/38	1,340,850	0.1
399,988		4.500%, due 07/20/38	427,835	0.0
957,933		4.500%, due 07/20/38	1,057,748	0.1
2,761,449		4.500%, due 07/20/38	3,049,186	0.3
4,761,000		4.500%, due 05/20/39	5,455,668	0.5
326,296		4.500%, due 06/20/39	349,013	0.0
3,771,317		4.500%, due 10/15/39	4,180,016	0.4
3,031,498		4.500%, due 11/15/39	3,360,023	0.3
3,626,729		4.500%, due 11/15/39	4,019,760	0.4
867,116		4.500%, due 12/15/39	961,086	0.1
4,638,144		4.500%, due 08/20/40	5,044,169	0.4
17,252,840		4.500%, due 09/20/41	19,154,503	1.7
1,127,986		4.500%, due 11/15/41	1,243,177	0.1
2,005,356		4.546%, due 07/20/62	2,319,520	0.2
1,307,331		4.639%, due 08/20/42	1,457,266	0.1
12,449,467		4.660%, due 09/20/61	14,610,252	1.3
2,459,746		4.850%, due 05/20/40	2,723,949	0.2
4,364,651		4.861%, due 06/20/61	4,976,983	0.4
232,860		5.000%, due 05/15/18	251,052	0.0
661,163		5.000%, due 02/15/23	726,036	0.1
691,911		5.000%, due 02/15/24	761,920	0.1
461,553		5.000%, due 02/15/24	508,255	0.1
351,283		5.000%, due 02/15/24	387,596	0.0
532,912		5.000%, due 02/15/24	585,751	0.1
368,642		5.000%, due 03/15/24	404,445	0.0
277,713		5.000%, due 03/15/24	303,552	0.0
702,827		5.000%, due 03/15/24	773,941	0.1
1,332,588		5.000%, due 03/15/24	1,467,423	0.1
569,666		5.000%, due 03/15/24	629,443	0.1
269,155		5.000%, due 03/20/24	295,355	0.0
925,567		5.000%, due 04/15/24	1,018,842	0.1
548,447		5.000%, due 04/15/29	615,828	0.1
446,726		5.000%, due 04/15/30	498,259	0.1
5,775,400		5.000%, due 04/20/30	6,302,534	0.6
610,145		5.000%, due 10/15/30	680,529	0.1
446,611		5.000%, due 07/15/33	496,038	0.1
739,304		5.000%, due 10/20/33	814,981	0.1
209,001		5.000%, due 12/20/33	230,394	0.0
266,779		5.000%, due 12/20/33	294,087	0.0
529,126		5.000%, due 12/20/33	583,288	0.1
145,780		5.000%, due 02/20/34	160,780	0.0
337,393		5.000%, due 03/15/34	374,311	0.0
289,517		5.000%, due 04/15/34	321,557	0.0
1,267,546		5.000%, due 04/15/34	1,413,766	0.1
295,020		5.000%, due 04/20/34	325,376	0.0
792,275		5.000%, due 06/20/34	873,795	0.1
217,631		5.000%, due 07/20/34	240,024	0.0
4,898,521		5.000%, due 10/20/34	5,871,531	0.5
147,449		5.000%, due 12/20/34	162,621	0.0
737,067		5.000%, due 12/20/34	812,907	0.1
271,072		5.000%, due 01/15/35	301,072	0.0
237,467		5.000%, due 03/15/35	263,005	0.0
757,752		5.000%, due 03/15/35	840,665	0.1
2,760,876		5.000%, due 03/20/35	3,249,703	0.3
1,063,607		5.000%, due 04/15/35	1,177,542	0.1
277,211		5.000%, due 04/15/35	307,024	0.0
421,225		5.000%, due 04/15/35	469,816	0.0
191,890		5.000%, due 04/15/35	211,874	0.0
18,723,854	^	5.000%, due 05/20/35	902,303	0.1
522,975		5.000%, due 05/20/35	582,475	0.1
195,902		5.000%, due 06/15/35	216,317	0.0
559,361		5.000%, due 07/15/35	621,266	0.1
1,115,714	^	5.000%, due 09/16/35	84,845	0.0
1,270,937		5.000%, due 10/20/35	1,512,483	0.1
2,777,011		5.000%, due 11/20/35	3,089,486	0.3
329,735		5.000%, due 12/15/35	363,937	0.0
1,686,279		5.000%, due 04/20/36	1,873,915	0.2
246,122		5.000%, due 05/20/37	271,290	0.0
372,396		5.000%, due 09/20/37	400,649	0.0
351,406		5.000%, due 12/20/37	387,340	0.0
1,137,265		5.000%, due 12/20/37	1,253,559	0.1
1,021,537		5.000%, due 01/20/38	1,126,011	0.1
815,355		5.000%, due 01/20/38	898,743	0.1
6,356,827	^	5.000%, due 01/20/38	961,485	0.1
176,933		5.000%, due 02/15/38	195,132	0.0
544,672		5.000%, due 05/20/38	578,994	0.1
1,524,369		5.000%, due 06/20/38	1,620,425	0.1
829,019		5.000%, due 06/20/38	889,030	0.1
817,503		5.000%, due 06/20/38	876,681	0.1
543,540		5.000%, due 08/20/38	577,791	0.1
1,478,100		5.000%, due 10/20/38	1,571,241	0.1
823,319		5.000%, due 11/20/38	875,199	0.1
1,460,697		5.000%, due 12/20/38	1,552,740	0.1
4,633,510		5.000%, due 01/20/39	4,925,483	0.4
909,576		5.000%, due 02/15/39	1,021,324	0.1
772,463		5.000%, due 03/15/39	859,399	0.1
1,029,000		5.000%, due 05/20/39	1,213,919	0.1
1,974,095	^	5.000%, due 07/16/39	305,056	0.0
344,524		5.000%, due 07/20/39	366,233	0.0
1,703,644		5.000%, due 10/20/39	1,895,342	0.2
2,222,489		5.000%, due 11/15/39	2,465,673	0.2
4,266,547		5.000%, due 11/15/39	4,733,391	0.4
886,987		5.000%, due 11/15/39	984,040	0.1
4,220,138		5.000%, due 12/20/39	4,706,207	0.4
2,493,769		5.000%, due 12/20/39	2,774,373	0.2
1,567,037		5.000%, due 04/15/40	1,737,033	0.2
36,300,518		5.000%, due 05/20/40	43,112,528	3.7
2,014,017		5.000%, due 09/15/40	2,233,761	0.2
2,988,382		5.000%, due 09/15/40	3,314,436	0.3
1,671,146	^	5.000%, due 05/20/41	350,365	0.0
5,923,910		5.000%, due 07/20/41	6,573,895	0.6
518,448		5.100%, due 04/20/32	579,879	0.1
8,100,000		5.250%, due 01/20/38	9,563,435	0.8
6,747,215		5.359%, due 02/20/38	7,648,104	0.7
21,607,660	^	5.462%, due 04/20/40	3,349,187	0.3
13,683,933		5.473%, due 01/20/60	15,719,507	1.4
2,518,816		5.479%, due 04/16/39	2,804,115	0.2
451,561		5.500%, due 08/20/24	506,093	0.1
10,262		5.500%, due 04/20/29	11,471	0.0
151,382		5.500%, due 10/15/32	169,928	0.0
766,492		5.500%, due 12/15/32	860,391	0.1
201,627		5.500%, due 12/20/32	226,449	0.0
1,085,794		5.500%, due 01/16/33	1,313,873	0.1
2,093,900		5.500%, due 01/17/33	2,515,614	0.2
3,417,730		5.500%, due 02/20/33	3,902,260	0.3
216,472		5.500%, due 06/15/33	242,382	0.0
200,721		5.500%, due 07/20/33	223,271	0.0
653,243		5.500%, due 08/20/33	734,479	0.1
1,568,896		5.500%, due 10/15/33	1,761,095	0.2
1,631,168		5.500%, due 10/20/33	1,915,352	0.2
3,700,455		5.500%, due 11/15/33	4,153,782	0.4
1,459,247	^	5.500%, due 11/20/33	66,275	0.0
204,428		5.500%, due 11/20/33	227,395	0.0

See Accompanying Notes to Financial Statements

2

ING GNMA INCOME FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
213,528		5.500%, due 12/20/33	240,680	0.0
618,647		5.500%, due 01/15/34	694,435	0.1
884,101		5.500%, due 01/15/34	992,408	0.1
257,607		5.500%, due 02/15/34	289,166	0.0
1,223,494		5.500%, due 02/15/34	1,373,379	0.1
351,182		5.500%, due 03/15/34	394,203	0.0
4,177,054		5.500%, due 03/16/34	5,114,197	0.4
364,090		5.500%, due 03/20/34	405,205	0.0
551,767		5.500%, due 04/15/34	618,758	0.1
1,275,977		5.500%, due 04/15/34	1,432,291	0.1
831,964		5.500%, due 04/15/34	933,884	0.1
1,234,221		5.500%, due 04/20/34	1,387,706	0.1
77,024		5.500%, due 04/20/34	86,506	0.0
2,173,721		5.500%, due 04/20/34	2,419,191	0.2
310,329		5.500%, due 04/20/34	380,023	0.0
135,260		5.500%, due 04/20/34	150,535	0.0
111,554		5.500%, due 05/15/34	125,220	0.0
490,046		5.500%, due 06/15/34	552,683	0.1
349,010		5.500%, due 06/15/34	391,765	0.0
223,998		5.500%, due 06/20/34	249,293	0.0
602,366		5.500%, due 06/20/34	676,052	0.1
301,506		5.500%, due 07/15/34	338,442	0.0
151,001		5.500%, due 07/20/34	169,779	0.0
458,934		5.500%, due 07/20/34	515,360	0.1
705,726		5.500%, due 08/15/34	792,182	0.1
311,043		5.500%, due 08/15/34	349,147	0.0
869,953		5.500%, due 08/15/34	976,527	0.1
2,825,546		5.500%, due 08/15/34	3,171,691	0.3
313,994		5.500%, due 08/20/34	349,452	0.0
313,195		5.500%, due 09/15/34	349,073	0.0
774,688		5.500%, due 09/15/34	869,591	0.1
1,517,436		5.500%, due 09/15/34	1,696,218	0.2
403,311		5.500%, due 09/15/34	452,719	0.0
547,894		5.500%, due 09/15/34	617,925	0.1
755,228		5.500%, due 10/15/34	847,748	0.1
183,011		5.500%, due 10/15/34	205,231	0.0
374,310		5.500%, due 10/15/34	419,580	0.0
100,515		5.500%, due 12/15/34	112,061	0.0
644,301		5.500%, due 01/15/35	720,412	0.1
439,231		5.500%, due 01/15/35	495,373	0.1
265,086		5.500%, due 01/20/35	295,161	0.0
725,179		5.500%, due 02/15/35	814,018	0.1
323,876		5.500%, due 03/15/35	361,192	0.0
481,160		5.500%, due 03/15/35	542,661	0.1
897,691		5.500%, due 03/15/35	1,005,139	0.1
621,822		5.500%, due 04/15/35	695,278	0.1
155,583		5.500%, due 04/15/35	173,505	0.0
510,395		5.500%, due 04/15/35	575,632	0.1
1,343,339		5.500%, due 05/15/35	1,515,043	0.1
1,296,533		5.500%, due 05/15/35	1,449,288	0.1
247,598		5.500%, due 05/15/35	276,123	0.0
599,928		5.500%, due 05/20/35	672,753	0.1
731,330		5.500%, due 06/15/35	824,808	0.1
294,761		5.500%, due 06/20/35	331,371	0.0
2,416,948		5.500%, due 07/15/35	2,708,506	0.2
1,880,973		5.500%, due 08/15/35	2,100,234	0.2
55,905		5.500%, due 08/20/35	62,648	0.0
763,926		5.500%, due 09/20/35	856,181	0.1
9,448,598		5.500%, due 12/16/35	11,578,661	1.0
2,439,723		5.500%, due 02/20/36	3,023,011	0.3
323,954		5.500%, due 04/15/36	360,931	0.0
446,360		5.500%, due 06/20/36	499,079	0.1
100,056		5.500%, due 11/15/36	111,411	0.0
3,929,103		5.500%, due 10/20/37	4,627,595	0.4
5,466,971		5.500%, due 11/20/37	6,365,826	0.6
331,255		5.500%, due 06/20/38	355,428	0.0
359,751		5.500%, due 08/20/38	386,003	0.0
641,015		5.500%, due 09/20/38	687,793	0.1
96,331		5.500%, due 10/20/38	103,360	0.0
1,332,783		5.500%, due 11/20/38	1,430,042	0.1
110,460		5.500%, due 12/20/38	118,520	0.0
687,373		5.500%, due 01/15/39	771,580	0.1
328,436		5.500%, due 01/15/39	366,362	0.0
346,789		5.500%, due 01/20/39	372,095	0.0
2,839,892		5.500%, due 03/20/39	3,047,131	0.3
231,224		5.500%, due 06/20/39	248,097	0.0
2,357,897		5.500%, due 09/16/39	2,950,405	0.3
219,040		5.500%, due 09/15/40	243,752	0.0
894,769		5.500%, due 09/15/40	997,673	0.1
1,413,807	^	5.500%, due 09/16/40	215,780	0.0
369,642		5.500%, due 10/15/40	411,258	0.0
428,377		5.600%, due 12/20/36	479,494	0.0
270,088		5.600%, due 12/20/36	301,650	0.0
114,118		5.600%, due 01/20/37	127,454	0.0
284,636		5.600%, due 01/20/37	317,898	0.0
109,356		5.600%, due 03/20/37	122,135	0.0
248,071		5.600%, due 04/20/37	277,060	0.0
86,321		5.600%, due 07/20/37	96,300	0.0
31,559		5.600%, due 10/20/37	35,207	0.0
93,905		5.600%, due 01/20/38	104,762	0.0
108,548		5.600%, due 02/20/38	121,097	0.0
80,477		5.600%, due 02/20/38	89,781	0.0
476,652		5.680%, due 05/15/47	502,549	0.1
168,215		5.750%, due 12/20/27	189,239	0.0
91,116		5.750%, due 02/20/28	102,504	0.0
111,846		5.750%, due 03/20/28	125,825	0.0
65,057		5.750%, due 03/20/28	70,728	0.0
175,321		5.750%, due 04/20/28	197,342	0.0
123,176		5.750%, due 07/20/28	136,800	0.0
57,000		5.750%, due 01/20/29	64,071	0.0
99,116		5.750%, due 04/20/29	111,504	0.0
376,330		5.750%, due 07/20/29	423,012	0.0
10,800,000		5.750%, due 07/20/38	12,223,418	1.1
8,014,321	^	5.832%, due 12/20/40	1,413,530	0.1
5,454,169		5.950%, due 02/15/44	5,937,147	0.5
1,792,601		5.970%, due 11/15/31	1,924,506	0.2
235,392		6.000%, due 01/20/24	258,148	0.0
357,924		6.000%, due 10/15/25	410,766	0.0
802,361		6.000%, due 04/15/26	911,665	0.1
242,879		6.000%, due 10/20/27	276,242	0.0
250,603		6.000%, due 07/15/28	284,743	0.0
54,128		6.000%, due 07/15/28	62,111	0.0
234,009		6.000%, due 08/15/28	268,520	0.0
224,188		6.000%, due 09/15/28	255,079	0.0
69,312		6.000%, due 09/15/28	79,534	0.0
141,486		6.000%, due 02/15/29	160,554	0.0
39,219		6.000%, due 04/15/29	44,929	0.0
832,765		6.000%, due 07/15/32	954,018	0.1
57,244		6.000%, due 08/15/32	65,347	0.0
188,075		6.000%, due 09/15/32	214,280	0.0
748,535		6.000%, due 11/15/32	854,483	0.1
580,616		6.000%, due 12/15/32	665,346	0.1
810,360		6.000%, due 01/15/33	926,831	0.1
2,312,922		6.000%, due 01/15/33	2,654,388	0.2
2,561,014		6.000%, due 01/15/33	2,939,107	0.3
148,914		6.000%, due 02/15/33	169,629	0.0
566,986		6.000%, due 03/15/33	650,692	0.1
212,431		6.000%, due 04/15/33	241,967	0.0
491,199		6.000%, due 05/15/33	562,105	0.1
261,898		6.000%, due 05/15/33	299,703	0.0
109,981		6.000%, due 09/15/33	125,273	0.0
263,977		6.000%, due 09/15/33	302,082	0.0
883,168		6.000%, due 09/15/33	1,010,104	0.1
75,677		6.000%, due 09/15/33	86,199	0.0
294,656		6.000%, due 10/15/33	335,626	0.0
187,208		6.000%, due 10/15/33	214,846	0.0
203,311		6.000%, due 10/15/33	232,088	0.0
243,294		6.000%, due 10/15/33	279,212	0.0
930,886		6.000%, due 12/15/33	1,062,644	0.1
1,688,249		6.000%, due 12/16/33	1,980,619	0.2

See Accompanying Notes to Financial Statements

3

ING GNMA INCOME FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
366,475		6.000%, due 01/15/34	420,579	0.0
180,228		6.000%, due 01/20/34	204,825	0.0
1,801,541	^	6.000%, due 01/20/34	359,537	0.0
467,073		6.000%, due 02/20/34	530,817	0.1
1,059,154		6.000%, due 03/20/34	1,203,702	0.1
1,663,176		6.000%, due 03/20/34	2,109,987	0.2
321,060		6.000%, due 03/20/34	364,876	0.0
192,564		6.000%, due 03/20/34	218,844	0.0
127,530		6.000%, due 04/20/34	144,934	0.0
295,200		6.000%, due 05/20/34	335,488	0.0
495,213		6.000%, due 05/20/34	562,796	0.1
394,108		6.000%, due 06/20/34	447,894	0.0
38,119		6.000%, due 06/20/34	43,321	0.0
5,558,944		6.000%, due 07/20/34	6,317,598	0.6
233,800		6.000%, due 07/20/34	265,708	0.0
700,382		6.000%, due 08/20/34	795,966	0.1
445,276		6.000%, due 10/15/34	511,013	0.1
71,372		6.000%, due 10/20/34	81,113	0.0
420,623		6.000%, due 10/20/34	479,256	0.0
319,682		6.000%, due 10/20/34	363,311	0.0
320,780		6.000%, due 10/20/34	364,558	0.0
65,233		6.000%, due 10/20/34	73,782	0.0
484,709		6.000%, due 10/20/34	550,859	0.1
201,129		6.000%, due 10/20/34	228,578	0.0
90,938		6.000%, due 10/20/34	103,349	0.0
110,375		6.000%, due 11/20/34	125,438	0.0
431,477		6.000%, due 11/20/34	490,363	0.0
62,438		6.000%, due 11/20/34	70,959	0.0
294,998		6.000%, due 11/20/34	335,257	0.0
1,691,174		6.000%, due 11/20/34	1,921,976	0.2
2,026,840		6.000%, due 12/20/34	2,303,452	0.2
235,196		6.000%, due 12/20/34	267,295	0.0
494,556		6.000%, due 12/20/34	562,050	0.1
630,225		6.000%, due 12/20/34	716,234	0.1
206,432		6.000%, due 01/20/35	234,638	0.0
90,641		6.000%, due 01/20/35	103,026	0.0
198,878		6.000%, due 01/20/35	226,052	0.0
463,646		6.000%, due 02/20/35	526,996	0.1
238,868		6.000%, due 03/20/35	271,506	0.0
119,466		6.000%, due 03/20/35	135,789	0.0
152,831		6.000%, due 04/20/35	173,713	0.0
555,000		6.000%, due 04/20/36	679,158	0.1
209,562		6.000%, due 01/20/37	236,943	0.0
1,164,697		6.000%, due 03/15/37	1,316,810	0.1
7,589,000		6.000%, due 07/20/37	9,159,213	0.8
367,245		6.000%, due 09/20/37	416,200	0.0
3,474,099		6.000%, due 10/20/37	4,386,804	0.4
308,550		6.000%, due 12/20/37	348,865	0.0
1,871,989		6.000%, due 03/20/38	2,287,726	0.2
126,197		6.000%, due 05/20/38	138,834	0.0
550,338		6.000%, due 08/20/38	600,286	0.1
639,868		6.000%, due 09/20/38	697,941	0.1
887,273		6.000%, due 10/20/38	967,801	0.1
342,948		6.000%, due 11/15/38	390,524	0.0
441,366		6.000%, due 12/15/38	499,010	0.1
330,189		6.000%, due 12/15/38	374,963	0.0
1,972,949		6.000%, due 07/16/39	2,283,498	0.2
1,268,375		6.000%, due 08/15/39	1,444,333	0.1
1,656,554		6.000%, due 08/15/39	1,886,364	0.2
79,197		6.050%, due 06/15/38	89,540	0.0
279,738		6.050%, due 09/15/38	316,273	0.0
108,747		6.050%, due 10/15/38	122,950	0.0
132,505		6.090%, due 05/15/38	149,811	0.0
138,623		6.090%, due 06/15/38	156,727	0.0
188,588		6.090%, due 11/15/38	213,219	0.0
54,272		6.125%, due 02/15/39	61,360	0.0
155,738		6.125%, due 04/15/39	176,078	0.0
35,198,212	^	6.129%, due 04/16/39	4,690,757	0.4
304,065		6.250%, due 09/15/27	349,098	0.0
19,912		6.250%, due 03/15/28	22,848	0.0
16,815		6.250%, due 04/15/28	19,295	0.0
148,399		6.250%, due 09/15/29	170,006	0.0
5,948,120	^	6.279%, due 05/16/38	868,940	0.1
12,121,948	^	6.282%, due 09/20/37	1,532,311	0.1
15,511,711	^	6.282%, due 09/20/38	2,378,445	0.2
5,798,784		6.416%, due 04/20/37	6,633,719	0.6
272,337		6.490%, due 01/15/28	312,501	0.0
127,145		6.500%, due 07/20/29	148,508	0.0
94,033		6.500%, due 04/20/32	109,773	0.0
94,780		6.500%, due 07/20/32	110,704	0.0
125,258		6.500%, due 10/20/33	144,938	0.0
408,950		6.500%, due 11/15/33	474,685	0.0
106,865		6.500%, due 11/20/33	123,656	0.0
178,163		6.500%, due 02/20/34	206,193	0.0
145,199		6.500%, due 03/20/34	168,043	0.0
644,319		6.500%, due 08/20/34	747,222	0.1
209,719		6.500%, due 08/20/34	242,714	0.0
212,280		6.500%, due 08/20/34	245,677	0.0
123,625		6.500%, due 09/20/34	143,074	0.0
89,626		6.500%, due 09/20/34	103,727	0.0
7,233		6.500%, due 09/20/34	8,371	0.0
341,184		6.500%, due 10/20/34	394,862	0.0
187,616		6.500%, due 11/20/34	217,133	0.0
152,748		6.500%, due 12/20/34	176,780	0.0
278,155		6.500%, due 12/20/34	321,917	0.0
110,762		6.500%, due 03/20/35	128,137	0.0
452,323		6.500%, due 05/15/36	542,373	0.1
286,583		6.500%, due 09/15/36	337,595	0.0
215,534		6.500%, due 05/20/38	240,426	0.0
1,995,667		6.500%, due 09/16/38	2,348,891	0.2
3,559,675		6.500%, due 01/20/39	4,104,353	0.4
3,992		6.750%, due 08/15/28	4,753	0.0
71,664		6.750%, due 10/15/28	85,338	0.0
134,683		6.750%, due 10/15/28	160,381	0.0
729,946		7.000%, due 05/16/32	837,391	0.1
113,629		7.000%, due 06/20/34	133,415	0.0
341,393		7.000%, due 09/20/34	400,839	0.0
59,783		7.000%, due 09/20/34	70,193	0.0
134,081		7.000%, due 08/20/36	157,039	0.0
4,838,303		7.000%, due 10/20/38	5,595,454	0.5
6,182,840		7.200%, due 03/15/39	6,636,358	0.6
21,177		7.250%, due 01/15/29	25,610	0.0
4,087,812	^	7.279%, due 05/16/31	842,894	0.1
3,971,504		7.350%, due 03/15/43	4,258,822	0.4
2,294,426	^	7.379%, due 10/16/29	499,715	0.1
37,788		7.500%, due 08/20/27	45,777	0.0
2,739,168		7.500%, due 02/20/34	2,948,903	0.3
751,872		7.500%, due 10/15/38	932,292	0.1
1,095,176		7.500%, due 08/20/39	1,475,748	0.1
16,444		7.800%, due 05/15/19	16,532	0.0
3,102		8.000%, due 03/20/24	3,118	0.0
25,294		8.000%, due 11/15/25	30,768	0.0
46,910		8.000%, due 07/15/26	57,124	0.0
16,687		8.000%, due 07/15/26	20,414	0.0
101,815		8.000%, due 09/15/26	123,781	0.0
28,719		8.000%, due 09/20/26	36,040	0.0
23,219		8.000%, due 12/15/26	28,484	0.0
13,740		8.000%, due 04/15/27	16,841	0.0
6,948		8.000%, due 06/15/27	6,987	0.0
44,446		8.000%, due 07/15/27	51,378	0.0
13,856		8.000%, due 03/15/28	14,117	0.0
23,389		8.050%, due 07/15/19	23,519	0.0
189,627		8.782%, due 04/20/34	206,862	0.0
22,189		9.000%, due 05/15/16	22,327	0.0
4,075		9.000%, due 07/15/16	4,100	0.0
4,628		9.500%, due 11/15/21	5,166	0.0
2,134,524		13.859%, due 09/16/31	2,707,913	0.2
109,897		15.563%, due 01/20/32	143,029	0.0

See Accompanying Notes to Financial Statements

4

ING GNMA INCOME FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
327,202	19.550%, due 09/20/37	464,141	0.0
640,006	20.338%, due 02/16/32	939,729	0.1
718,874	24.491%, due 04/16/37	1,057,759	0.1
		991,018,986	85.6

	Total U.S. Government Agency Obligations
	(Cost $1,072,870,497)	1,121,633,631	96.9

U.S. TREASURY OBLIGATIONS: 2.2%
	U.S. Treasury Bonds: 0.5%
5,500,000	3.000%, due 05/15/42	5,712,267	0.5

	U.S. Treasury Notes: 1.7%
20,000,000	1.625%, due 08/15/22	19,987,500	1.7

	Total U.S. Treasury Obligations
	(Cost $25,663,759)	25,699,767	2.2

	Total Investments in Securities (Cost $1,099,551,232)	$ 1,148,386,733	99.2
	Assets in Excess of Other Liabilities	9,654,864	0.8
	Net Assets	$ 1,158,041,597	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $1,101,451,339.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$50,271,600
Gross Unrealized Depreciation	(3,336,206)
Net Unrealized Appreciation	$46,935,394

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2012
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$1,053,335	$—	$1,053,335
U.S. Government Agency Obligations	—	1,121,633,631	—	1,121,633,631
U.S. Treasury Obligations	—	25,699,767	—	25,699,767
Total Investments, at fair value	$—	$1,148,386,733	$—	$1,148,386,733

See Accompanying Notes to Financial Statements

5

ING GNMA INCOME FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2012
Other Financial Instruments+
Futures	114,723	—	—	114,723
Total Assets	$114,723	$1,148,386,733	$—	$1,148,501,456
Liabilities Table
Other Financial Instruments+
Futures	$(611,426)	$—	$—	$(611,426)
Total Liabilities	$(611,426)	$—	$—	$(611,426)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended September 30, 2012.

ING GNMA Income Fund Open Futures Contracts on September 30, 2012:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(638)	12/19/12	$(85,163,034)	$(489,731)
U.S. Treasury 5-Year Note	(228)	12/31/12	(28,416,281)	(121,695)
U.S. Treasury Long Bond	(242)	12/19/12	(36,148,750)	114,723
			$(149,728,065)	$(496,703)

See Accompanying Notes to Financial Statements

6

ING HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 94.3%
		Consumer Discretionary: 26.6%
355,000		Affinia Group, Inc., 9.000%, 11/30/14	358,550	0.2
195,000	#	Affinia Group, Inc., 10.750%, 08/15/16	211,819	0.1
585,000	#	Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.000%, 05/15/18	609,862	0.4
370,000		Allbritton Communications Co., 8.000%, 05/15/18	404,225	0.3
950,000		AMC Entertainment, Inc., 9.750%, 12/01/20	1,074,687	0.7
34,782	#	American Media, Inc., 13.500%, 06/15/18	32,346	0.0
360,000		Ameristar Casinos, Inc., 7.500%, 04/15/21	388,800	0.2
90,000		Asbury Automotive Group, Inc., 8.375%, 11/15/20	99,675	0.1
665,000	#	Block Communications, Inc., 7.250%, 02/01/20	709,887	0.5
310,000	#	Boyd Gaming Corp., 9.000%, 07/01/20	317,750	0.2
500,000	#	Bresnan Broadband Holdings LLC, 8.000%, 12/15/18	548,750	0.3
581,000		Burlington Coat Factory Warehouse Corp., 10.000%, 02/15/19	645,636	0.4
970,000		Cablevision Systems Corp., 7.750%, 04/15/18	1,079,125	0.7
1,000,000	#	Caesars Operating Escrow LLC / Caesars Escrow Corp., 8.500%, 02/15/20	1,002,500	0.6
535,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	564,425	0.4
400,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	430,000	0.3
460,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	503,700	0.3
565,000	#	Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, 11/15/17	605,962	0.4
153,850	&	Ceridian Corp., 12.250%, 11/15/15	153,850	0.1
550,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	588,500	0.4
450,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	479,250	0.3
120,000		Cinemark USA, Inc., 7.375%, 06/15/21	134,100	0.1
185,000		CityCenter Holdings LLC / CityCenter Finance Corp., 7.625%, 01/15/16	198,412	0.1
588,533	&	CityCenter Holdings LLC / CityCenter Finance Corp., 10.750%, 01/15/17	631,202	0.4
388,000		Clear Channel Communications, Inc., 9.000%, 03/01/21	347,260	0.2
105,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	101,325	0.1
1,030,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	1,009,400	0.6
785,000		Cumulus Media Holdings, Inc., 7.750%, 05/01/19	767,338	0.5
430,000		DineEquity, Inc., 9.500%, 10/30/18	486,975	0.3
500,000	#	DISH DBS Corp., 5.875%, 07/15/22	515,000	0.3
480,000		DISH DBS Corp., 7.875%, 09/01/19	560,400	0.4
578,000		Emergency Medical Services Corp., 8.125%, 06/01/19	615,570	0.4
200,000	#	Gray Television, Inc., 7.500%, 10/01/20	200,000	0.1
695,000		Gray Television, Inc., 10.500%, 06/29/15	756,681	0.5
600,000		Harrah's Operating Co., Inc., 10.000%, 12/15/18	396,000	0.2
825,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	895,125	0.6
300,000	#	Isle of Capri Casinos, Inc., 8.875%, 06/15/20	317,250	0.2
500,000	#	Jaguar Holding Co. II / Jaguar Merger Sub, Inc., 9.500%, 12/01/19	563,750	0.4
400,000	#	K Hovnanian Enterprises, Inc., 7.250%, 10/15/20	411,000	0.3
400,000	#	K Hovnanian Enterprises, Inc., 9.125%, 11/15/20	403,500	0.3
250,000		KB Home, 5.875%, 01/15/15	259,688	0.2
750,000		KB Home, 6.250%, 06/15/15	783,750	0.5
550,000		KB Home, 8.000%, 03/15/20	610,500	0.4
500,000	#	Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	502,500	0.3
200,000		Mediacom LLC / Mediacom Capital Corp., 7.250%, 02/15/22	215,500	0.1

See Accompanying Notes to Financial Statements

7

ING HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
285,000		Mediacom LLC / Mediacom Capital Corp., 9.125%, 08/15/19	316,350	0.2
125,000		Meritage Homes Corp., 7.000%, 04/01/22	134,375	0.1
720,000	#	Meritage Homes Corp., 7.731%, 04/30/17	745,200	0.5
500,000		MGM Mirage, 7.500%, 06/01/16	537,500	0.3
750,000		MGM Resorts International, 7.750%, 03/15/22	787,500	0.5
500,000	#	MGM Resorts International, 8.625%, 02/01/19	547,500	0.3
261,000	+	Michaels Stores, Inc., 13.000%, 11/01/16	274,705	0.2
750,000		NCL Corp. Ltd., 9.500%, 11/15/18	834,375	0.5
795,000	#	Needle, 8.125%, 03/15/19	814,875	0.5
485,000		New Albertsons, Inc., 7.450%, 08/01/29	272,812	0.2
404,996	&	Nexstar Broadcasting, Inc., 7.000%, 01/15/14	407,527	0.3
175,000		Nexstar Broadcasting, Inc. / Mission Broadcasting, Inc., 8.875%, 04/15/17	191,188	0.1
400,000	#	Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	399,500	0.3
750,000	#	Nord Anglia Education UK Holdings PLC, 10.250%, 04/01/17	813,750	0.5
425,000		NPC International, Inc. / NPC Operating Co. A, Inc. / NPC Operating Co. B, Inc., 10.500%, 01/15/20	490,875	0.3
865,000	#	Number Merger Sub, Inc., 11.000%, 12/15/19	975,288	0.6
150,000	#	Pantry, Inc./The, 8.375%, 08/01/20	154,125	0.1
475,000	#	PC Merger Sub, Inc., 8.875%, 08/01/20	508,250	0.3
400,000	#	Penske Automotive Group, Inc., 5.750%, 10/01/22	412,000	0.3
500,000		PulteGroup, Inc., 7.875%, 06/15/32	522,500	0.3
145,000		Ryland Group, Inc./The, 5.375%, 10/01/22	145,725	0.1
750,000	#	Sabre, Inc., 8.500%, 05/15/19	772,500	0.5
250,000		Sally Holdings LLC / Sally Capital, Inc., 5.750%, 06/01/22	267,500	0.2
520,000		Scientific Games Corp., 8.125%, 09/15/18	570,700	0.4
577,000	#	Seminole Indian Tribe of Florida, 7.750%, 10/01/17	636,143	0.4
300,000		ServiceMaster Co/TN, 8.000%, 02/15/20	319,500	0.2
200,000	#	Sonic Automotive, Inc., 7.000%, 07/15/22	215,000	0.1
300,000		Sonic Automotive, Inc., 9.000%, 03/15/18	329,250	0.2
600,000		Standard Pacific Corp., 8.375%, 01/15/21	687,750	0.4
290,000		Star Gas Partners L.P./Star Gas Finance Co., 8.875%, 12/01/17	295,800	0.2
570,000	#	Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	585,675	0.4
99,000		Tomkins LLC / Tomkins, Inc., 9.000%, 10/01/18	110,880	0.1
430,000		Toys R Us Property Co. II LLC, 8.500%, 12/01/17	465,475	0.3
165,000	#	UR Financing Escrow Corp., 5.750%, 07/15/18	174,694	0.1
285,000	#	UR Financing Escrow Corp., 7.375%, 05/15/20	307,088	0.2
285,000	#	UR Financing Escrow Corp., 7.625%, 04/15/22	312,788	0.2
410,000		Visant Corp., 10.000%, 10/01/17	407,950	0.3
750,000	#	Wolverine Healthcare Analytics, 10.625%, 06/01/20	806,250	0.5
600,000	#	Wolverine World Wide, Inc., 6.125%, 10/15/20	621,000	0.4
790,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	876,900	0.6
		41,540,288		26.6

		Consumer Staples: 4.6%
615,000	#	American Rock Salt Co. LLC/American Rock Capital Corp., 8.250%, 05/01/18	561,187	0.4
445,000		Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 9.625%, 03/15/18	496,175	0.3
485,000		Cott Beverages, Inc., 8.375%, 11/15/17	534,106	0.3
285,000		Darling International, Inc., 8.500%, 12/15/18	325,969	0.2
645,000		Eliz Arden, 7.375%, 03/15/21	725,625	0.5
500,000		Hertz Corp./The, 6.750%, 04/15/19	530,000	0.3
450,000	#	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 06/01/21	425,250	0.3
545,000	#	Neff Rental LLC/Neff Finance Corp., 9.625%, 05/15/16	554,537	0.4
355,000		Prestige Brands, Inc., 8.125%, 02/01/20	397,600	0.3
500,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.250%, 02/15/21	498,750	0.3

See Accompanying Notes to Financial Statements

8

ING HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
750,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.875%, 08/15/19	801,563	0.5
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	196,800	0.1
250,000		Rite Aid Corp., 9.250%, 03/15/20	257,500	0.2
190,000		RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, 02/01/21	209,475	0.1
420,000		ServiceMaster Co/The, 7.450%, 08/15/27	351,750	0.2
335,000		Smithfield Foods, Inc., 6.625%, 08/15/22	348,400	0.2
		7,214,687		4.6

		Energy: 14.5%
250,000		Alpha Natural Resources, Inc., 6.250%, 06/01/21	209,375	0.1
555,000		Alta Mesa Holdings / Alta Mesa Finance Services Corp., 9.625%, 10/15/18	557,775	0.4
385,000		Arch Coal, Inc., 7.250%, 06/15/21	323,400	0.2
295,000	#	Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp., 6.625%, 10/01/20	300,900	0.2
305,000		Berry Petroleum Co., 6.375%, 09/15/22	322,537	0.2
421,000		Berry Petroleum Co., 10.250%, 06/01/14	473,099	0.3
500,000	#	BreitBurn Energy Partners L.P. / BreitBurn Finance Corp., 7.875%, 04/15/22	520,000	0.3
175,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	189,000	0.1
325,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	351,000	0.2
400,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.625%, 08/01/20	433,000	0.3
500,000	#	Chaparral Energy, Inc., 7.625%, 11/15/22	527,500	0.3
145,000		Chaparral Energy, Inc., 8.250%, 09/01/21	157,325	0.1
205,000		Chaparral Energy, Inc., 9.875%, 10/01/20	232,675	0.2
200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	207,250	0.1
505,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	487,325	0.3
325,000		Chesapeake Energy Corp., 6.125%, 02/15/21	329,062	0.2
500,000		Cimarex Energy Co., 5.875%, 05/01/22	530,000	0.3
535,000		Clayton Williams Energy, Inc., 7.750%, 04/01/19	536,338	0.4
365,000		Concho Resources, Inc./Midland TX, 7.000%, 01/15/21	410,625	0.3
500,000		Crosstex Energy L.P. / Crosstex Energy Finance Corp., 8.875%, 02/15/18	535,937	0.3
405,000		Eagle Rock Energy Partners L.P. / Eagle Rock Energy Finance Corp., 8.375%, 06/01/19	399,937	0.3
260,000	#	Eagle Rock Energy Partners L.P. / Eagle Rock Energy Finance Corp., 8.375%, 06/01/19	256,750	0.2
625,000		El Paso Corp., 7.250%, 06/01/18	722,998	0.5
250,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	285,000	0.2
385,000		Energy XXI Gulf Coast, Inc., 9.250%, 12/15/17	434,087	0.3
200,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20	208,250	0.1
875,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, 02/15/20	977,813	0.6
300,000		Laredo Petroleum, Inc., 7.375%, 05/01/22	325,500	0.2
545,000	#	Linn Energy LLC/Linn Energy Finance Corp., 6.250%, 11/01/19	542,956	0.4
275,000		Linn Energy LLC/Linn Energy Finance Corp., 7.750%, 02/01/21	292,188	0.2
300,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.500%, 08/15/21	323,250	0.2
230,000		McMoRan Exploration Co., 11.875%, 11/15/14	243,225	0.2
160,000	#	Meg Energy, 6.500%, 03/15/21	172,000	0.1
500,000	#	Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC, 10.750%, 10/01/20	523,750	0.3
325,000	#	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, 02/15/17	299,000	0.2
800,000		Northern Oil and Gas, Inc., 8.000%, 06/01/20	828,000	0.5

See Accompanying Notes to Financial Statements

9

ING HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
215,000		Oasis Petroleum, Inc., 6.500%, 11/01/21	227,900	0.2
655,000		Oasis Petroleum, Inc., 7.250%, 02/01/19	705,763	0.5
295,000	#	PDC Energy, Inc., 7.750%, 10/15/22	295,000	0.2
800,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	834,000	0.5
750,000		Plains Exploration & Production Co., 6.125%, 06/15/19	759,375	0.5
200,000		Plains Exploration & Production Co., 6.625%, 05/01/21	204,000	0.1
450,000	#	QR Energy L.P. / QRE Finance Corp., 9.250%, 08/01/20	461,250	0.3
200,000		Range Resources Corp., 5.750%, 06/01/21	216,000	0.1
90,000		Range Resources Corp., 5.000%, 08/15/22	95,063	0.1
605,000	#	Resolute Energy Corp., 8.500%, 05/01/20	622,394	0.4
400,000	#	SandRidge Energy, Inc., 7.500%, 02/15/23	413,000	0.3
200,000	#	SandRidge Energy, Inc., 7.500%, 03/15/21	207,000	0.1
600,000	#	SM Energy Co., 6.500%, 01/01/23	630,750	0.4
270,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 02/01/21	294,300	0.2
800,000		Vanguard Natural Resources, LLC, 7.875%, 04/01/20	807,000	0.5
75,000		Venoco, Inc., 8.875%, 02/15/19	65,625	0.0
719,000		W&T Offshore, Inc., 8.500%, 06/15/19	787,305	0.5
480,000		Westmoreland Coal Co/Westmoreland Partners, 10.750%, 02/01/18	468,000	0.3
		22,562,552		14.5

		Financials: 9.8%
735,000		Ally Financial, Inc., 8.000%, 03/15/20	863,625	0.6
455,000		Ally Financial, Inc., 8.300%, 02/12/15	505,050	0.3
540,000		American General Finance Corp., 5.400%, 12/01/15	487,685	0.3
750,000	#	Ashtead Capital, 6.500%, 07/05/22	790,312	0.5
200,000	#	Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., 8.375%, 02/15/18	209,000	0.1
520,000		CIT Group, Inc., 4.250%, 08/15/17	542,364	0.4
500,000		CIT Group, Inc., 5.250%, 03/15/18	538,750	0.3
250,000		CIT Group, Inc., 5.375%, 05/15/20	271,875	0.2
250,000		CIT Group, Inc., 5.000%, 05/15/17	268,125	0.2
310,000		CIT Group, Inc., 5.000%, 08/15/22	324,155	0.2
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	330,600	0.2
500,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	516,250	0.3
402,000		Felcor Lodging L.P., 10.000%, 10/01/14	463,305	0.3
500,000		Fifth Third Capital Trust IV, 6.500%, 04/15/37	503,125	0.3
695,000		Ford Motor Credit Co., LLC, 8.125%, 01/15/20	875,933	0.6
500,000		Ford Motor Credit Co. LLC, 5.000%, 05/15/18	547,246	0.4
515,000		International Lease Finance Corp., 5.875%, 08/15/22	533,135	0.3
210,000		International Lease Finance Corp., 6.250%, 05/15/19	226,800	0.1
470,000		International Lease Finance Corp., 8.250%, 12/15/20	560,475	0.4
710,000		Kemet Corp., 10.500%, 05/01/18	724,200	0.5
1,000,000		Nufarm Australia Limited, 6.375%, 10/15/19	1,000,000	0.6
500,000	#	Realogy Corp., 7.625%, 01/15/20	553,750	0.4
520,000	#	Realogy Corp., 7.875%, 02/15/19	548,600	0.4
500,000		Regions Bank/Birmingham AL, 6.450%, 06/26/37	512,500	0.3
500,000	#	Rivers Pittsburgh Borrower L.P./Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19	533,750	0.3
750,000	#	Serta Simmons Holdings LLC, 8.125%, 10/01/20	748,125	0.5
750,000		Shea Homes L.P. / Shea Homes Funding Corp., 8.625%, 05/15/19	840,000	0.5
145,000		Springleaf Finance Corp., 6.900%, 12/15/17	123,975	0.1
260,000		Tops Holding Corp. / Tops Markets LLC, 10.125%, 10/15/15	275,275	0.2
		15,217,985		9.8

		Health Care: 11.3%
171,000		Biomet, Inc., 11.625%, 10/15/17	182,329	0.1
600,000	#	Biomet, Inc., 6.500%, 10/01/20	591,000	0.4
475,000	#	Biomet, Inc., 6.500%, 08/01/20	493,406	0.3
495,000	#,&	CDRT Holding Corp., 9.250%, 10/01/17	480,150	0.3

See Accompanying Notes to Financial Statements

10

ING HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
600,000		CHS/Community Health Systems, Inc., 5.125%, 08/15/18	624,000	0.4
190,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	202,944	0.1
250,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	275,625	0.2
145,000		DaVita, Inc., 6.375%, 11/01/18	155,150	0.1
595,000		DaVita, Inc., 6.625%, 11/01/20	638,881	0.4
455,000		Gentiva Health Services, Inc., 11.500%, 09/01/18	431,681	0.3
650,000		Grifols, Inc., 8.250%, 02/01/18	721,500	0.5
655,000		HCA Holdings, Inc., 7.750%, 05/15/21	717,225	0.5
360,000		HCA, Inc., 7.250%, 09/15/20	405,000	0.2
800,000		HCA, Inc., 7.500%, 02/15/22	910,000	0.6
105,000		HCA, Inc., 7.875%, 02/15/20	118,519	0.1
245,000	#	Health Management Associates, Inc., 7.375%, 01/15/20	267,050	0.2
385,000		Healthsouth Corp., 7.250%, 10/01/18	418,687	0.3
260,000		Healthsouth Corp., 8.125%, 02/15/20	289,900	0.2
400,000	#	Hologic, Inc., 6.250%, 08/01/20	426,000	0.3
625,000		IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 05/15/19	600,000	0.4
480,000		Immucor, Inc., 11.125%, 08/15/19	544,800	0.3
420,000		MedAssets, Inc., 8.000%, 11/15/18	459,900	0.3
500,000	#	Mylan, Inc., 6.000%, 11/15/18	532,500	0.3
370,000		Omnicare, Inc., 7.750%, 06/01/20	408,850	0.3
750,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	825,000	0.5
400,000		PSS World Medical, Inc., 6.375%, 03/01/22	427,500	0.3
455,000		Radnet Management, Inc., 10.375%, 04/01/18	461,825	0.3
38,000		Select Medical Corp., 7.625%, 02/01/15	38,570	0.0
650,000		Select Medical Holdings Corp., 6.429%, 09/15/15	651,625	0.4
280,000	#	STHI Holding Corp., 8.000%, 03/15/18	299,600	0.2
420,000		Tenet Healthcare Corp., 8.000%, 08/01/20	453,075	0.3
395,000		Tenet Healthcare Corp., 6.250%, 11/01/18	437,462	0.3
225,000	X	U.S. Oncology Escrow, 87.500%, 12/31/49	–	–
500,000	#	Universal Hospital Services, Inc., 7.625%, 08/15/20	522,500	0.3
675,000	#	USPI Finance Corp., 9.000%, 04/01/20	735,750	0.5
500,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	529,375	0.3
525,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	547,313	0.3
300,000		Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc., 7.750%, 02/01/19	320,625	0.2
12,000	Z	Vanguard Health Systems, Inc., 02/01/16	8,520	0.0
490,000	#	VPI Escrow Corp., 6.375%, 10/15/20	502,250	0.3
		17,656,087		11.3

		Industrials: 6.4%
200,000	#	ADS Waste Holdings, Inc., 8.250%, 10/01/20	204,500	0.1
455,000	#	Amsted Industries, Inc., 8.125%, 03/15/18	493,675	0.3
665,000		Anixter, Inc., 5.625%, 05/01/19	698,250	0.5
250,000	#	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 9.125%, 10/15/20	265,625	0.2
185,000		Atkore International, Inc., 9.875%, 01/01/18	180,837	0.1
600,000	#	Belden, Inc., 5.500%, 09/01/22	616,500	0.4
280,000		Coleman Cable, Inc., 9.000%, 02/15/18	299,600	0.2
670,000		Covanta Holding Corp., 7.250%, 12/01/20	746,348	0.5
360,000		Ducommun, Inc., 9.750%, 07/15/18	381,600	0.2
605,000		Florida East Coast Railway Corp., 8.125%, 02/01/17	639,788	0.4
245,000	#	General Cable Corp., 5.750%, 10/01/22	249,900	0.2
600,000	#	H&E Equipment Services, Inc., 7.000%, 09/01/22	625,500	0.4
110,000		Interface, Inc., 7.625%, 12/01/18	119,900	0.1
320,000		Iron Mountain, Inc., 8.000%, 06/15/20	342,000	0.2
500,000	#,&	Isabelle Acquisition Sub, Inc., 10.000%, 11/15/18	544,375	0.4
880,000	#	JM Huber Corp., 9.875%, 11/01/19	992,200	0.6
130,000		Koppers, Inc., 7.875%, 12/01/19	143,325	0.1
509,000		Martin Midstream Partners L.P. / Martin Midstream Finance Corp., 8.875%, 04/01/18	536,995	0.3

See Accompanying Notes to Financial Statements

11

ING HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
285,000	#	Mcron Finance Sub LLC / Mcron Finance Corp., 8.375%, 05/15/19	294,975	0.2
500,000		Monitronics International, Inc., 9.125%, 04/01/20	522,500	0.3
370,000		Polymer Group, Inc., 7.750%, 02/01/19	395,900	0.3
375,000		Severstal, 10.250%, 02/15/18	376,875	0.2
310,000		SPX Corp., 6.875%, 09/01/17	347,975	0.2
		10,019,143		6.4

		Information Technology: 5.4%
605,000		Aspect Software, Inc., 10.625%, 05/15/17	624,662	0.4
400,000	#	Audatex North America, Inc., 6.750%, 06/15/18	429,000	0.3
425,000		CDW LLC / CDW Finance Corp., 8.500%, 04/01/19	464,312	0.3
250,000		CDW LLC / CDW Finance Corp., 12.535%, 10/12/17	268,125	0.2
545,000	#	Emdeon, Inc., 11.000%, 12/31/19	621,300	0.4
750,000		Epicor Software Corp., 8.625%, 05/01/19	795,000	0.5
800,000	#	First Data Corp., 6.750%, 11/01/20	799,000	0.5
145,000	#	First Data Corp., 8.250%, 01/15/21	145,363	0.1
146,000	#,&	First Data Corp., 8.750%, 01/15/22	147,825	0.1
17,000		First Data Corp., 9.875%, 09/24/15	17,425	0.0
18,684	&	First Data Corp., 10.550%, 09/24/15	19,221	0.0
445,000		First Data Corp., 11.250%, 03/31/16	433,875	0.3
505,000		Freescale Semiconductor, Inc., 8.050%, 02/01/20	499,950	0.3
355,000	#	Lawson Software, Inc., 9.375%, 04/01/19	395,825	0.2
500,000	#	Lawson Software, Inc., 11.500%, 07/15/18	572,500	0.4
365,000	#	NCR Corp., 5.000%, 07/15/22	370,475	0.2
250,000		Seagate HDD Cayman, 6.875%, 05/01/20	267,813	0.2
35,000		Seagate HDD Cayman, 7.750%, 12/15/18	38,850	0.0
525,000		SSI Investments II/SSI Co-Issuer LLC, 11.125%, 06/01/18	595,875	0.4
395,000		SunGard Data Systems, Inc., 7.375%, 11/15/18	425,613	0.3
155,000		SunGard Data Systems, Inc., 7.625%, 11/15/20	168,950	0.1
300,000		Unisys Corp., 6.250%, 08/15/17	315,000	0.2
		8,415,959		5.4

		Materials: 7.3%
500,000		AK Steel Corp., 8.375%, 04/01/22	430,000	0.3
200,000	#	Ardagh Packaging Finance Plc, 7.375%, 10/15/17	215,500	0.1
85,000		Berry Plastics Holding Corp., 10.250%, 03/01/16	88,612	0.1
165,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	181,087	0.1
185,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	203,500	0.1
220,000		Chemtura Corp., 7.875%, 09/01/18	240,350	0.2
500,000	#	Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125%, 07/15/20	535,000	0.3
230,000		Ferro Corp., 7.875%, 08/15/18	223,100	0.1
250,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	233,750	0.2
250,000		Hexion US Finance Corp., 6.625%, 04/15/20	255,625	0.2
190,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.000%, 11/15/20	170,525	0.1
350,000	#	Ineos Finance PLC, 8.375%, 02/15/19	369,688	0.2
500,000	#	Ineos Group Holdings PLC, 8.500%, 02/15/16	475,000	0.3
330,000	#	JMC Steel Group, 8.250%, 03/15/18	338,250	0.2
370,000		Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.750%, 03/01/19	382,950	0.2
1,000,000		Lender Process Services, 5.750%, 04/15/23	987,500	0.6
410,000	#	Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16	429,475	0.3
400,000		Louisiana-Pacific Corp., 7.500%, 06/01/20	447,500	0.3
640,000		LyondellBasell Industries NV, 6.000%, 11/15/21	732,800	0.5
110,000		Momentive Performance Materials, Inc., 9.000%, 01/15/21	80,300	0.1
500,000	#	New Gold, Inc., 7.000%, 04/15/20	532,500	0.3
460,000		Omnova Solutions, Inc., 7.875%, 11/01/18	466,900	0.3
400,000	#	PH Glatfelter Co., 5.375%, 10/15/20	406,000	0.3
290,000	#	Plastipak Holdings, Inc., 10.625%, 08/15/19	333,500	0.2
275,000		PolyOne Corp., 7.375%, 09/15/20	299,063	0.2

See Accompanying Notes to Financial Statements

12

ING HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
307,000	#	Rain CII Carbon LLC and CII Carbon Corp., 8.000%, 12/01/18	314,675	0.2
750,000	#	Roofing Supply Group LLC / Roofing Supply Finance, Inc., 10.000%, 06/01/20	821,250	0.5
390,000		SunCoke Energy, Inc., 7.625%, 08/01/19	397,800	0.3
750,000		Taseko Mines Ltd., 7.750%, 04/15/19	721,875	0.5
		11,314,075		7.3

		Telecommunication Services: 6.0%
220,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	237,600	0.2
200,000		Cincinnati Bell, Inc., 8.750%, 03/15/18	204,000	0.1
310,000		Cricket Communications, Inc., 7.750%, 05/15/16	328,600	0.2
310,000		Frontier Communications Corp., 8.500%, 04/15/20	351,850	0.2
200,000		Frontier Communications Corp., 8.250%, 04/15/17	228,000	0.1
400,000		Intelsat Bermuda Ltd., 11.250%, 02/04/17	424,500	0.3
131,375	&	Intelsat Bermuda Ltd., 11.500%, 02/04/17	139,750	0.1
250,000	#,&	Intelsat Bermuda Ltd., 11.500%, 02/04/17	265,937	0.2
500,000	#	Intelsat Jackson Holdings SA, 7.250%, 10/15/20	540,000	0.3
240,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	261,000	0.2
18,024	&	iPCS, Inc., 3.695%, 05/01/14	17,979	0.0
630,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	662,288	0.4
500,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	560,000	0.4
245,000	#	SBA Communications Corp., 5.625%, 10/01/19	250,206	0.2
1,000,000		Sprint Capital Corp., 6.875%, 11/15/28	925,000	0.6
400,000	#	Sprint Nextel Corp., 7.000%, 03/01/20	449,000	0.3
665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	799,663	0.5
750,000	#	Telesat Canada / Telesat LLC, 6.000%, 05/15/17	783,750	0.5
425,000	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	452,625	0.3
500,000	#	Wind Acquisition Finance SA, 7.250%, 02/15/18	475,000	0.3
670,000		Windstream Corp., 7.000%, 03/15/19	686,750	0.4
250,000		Windstream Corp., 7.500%, 06/01/22	266,250	0.2
		9,309,748		6.0

		Utilities: 2.4%
310,000		AES Corp./The, 7.375%, 07/01/21	354,950	0.2
385,000	#	Calpine Corp., 7.500%, 02/15/21	417,725	0.3
440,000	#	Calpine Corp., 7.875%, 07/31/20	482,900	0.3
500,000	#	DPL, Inc., 7.250%, 10/15/21	572,500	0.4
480,000		Energy Future Holdings Corp., 10.000%, 01/15/20	531,600	0.3
475,000		Mirant Americas Generation, LLC, 9.125%, 05/01/31	508,250	0.3
230,000		NRG Energy, Inc., 7.625%, 05/15/19	244,950	0.2
230,000		NRG Energy, Inc., 7.875%, 05/15/21	251,275	0.2
455,000	#	Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc., 11.500%, 10/01/20	358,312	0.2
		3,722,462		2.4

	Total Corporate Bonds/Notes
	(Cost $139,023,048)	146,972,986		94.3

ASSET-BACKED SECURITIES: 0.7%
		Other Asset-Backed Securities: 0.7%
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,031,760	0.7

	Total Asset-Backed Securities
	(Cost $997,500)	1,031,760		0.7

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.0%
		Consumer Discretionary: 0.0%
195	@	American Media, Inc.	2,535	0.0
5,810	X	American Media, Inc., Stock Certificates	–	–

	Total Common Stock
	(Cost $136,656)	2,535		0.0

	Total Long-Term Investments
	(Cost $140,157,204)	148,007,281		95.0

SHORT-TERM INVESTMENTS: 6.7%
		Mutual Funds: 6.7%
10,413,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $10,413,000)	10,413,000	6.7

	Total Short-Term Investments
	(Cost $10,413,000)	10,413,000		6.7

See Accompanying Notes to Financial Statements

13

ING HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

	Value	Percentage of Net Assets

Total Investments in Securities (Cost $150,570,204)	$ 158,420,281	101.7
Liabilities in Excess of Other Assets	(2,576,611)	(1.7)
Net Assets	$ 155,843,670	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is $150,573,555.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,841,112
Gross Unrealized Depreciation	(994,386)
Net Unrealized Appreciation	$7,846,726

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$2,535	$2,535
Total Common Stock	—	—	2,535	2,535
Corporate Bonds/Notes	—	146,972,986	—	146,972,986
Asset-Backed Securities	—	1,031,760	—	1,031,760
Short-Term Investments	10,413,000	—	—	10,413,000
Total Investments, at fair value	$10,413,000	$148,004,746	$2,535	$158,420,281

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended September 30, 2012.

See Accompanying Notes to Financial Statements

14

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 32.6%
		Consumer Discretionary: 3.0%
2,446,000	#	ADT Corp., 2.250%, 07/15/17	2,520,953	0.2
544,000	#	ADT Corp., 3.500%, 07/15/22	566,469	0.0
660,000	#	ADT Corp., 4.875%, 07/15/42	718,308	0.1
740,000		Cablevision Systems Corp., 8.625%, 09/15/17	863,950	0.1
1,125,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,186,875	0.1
625,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/22	631,250	0.1
295,000		Comcast Corp., 3.125%, 07/15/22	306,764	0.0
1,115,000		Comcast Corp., 4.650%, 07/15/42	1,199,139	0.1
2,214,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 2.400%, 03/15/17	2,276,109	0.2
1,112,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.800%, 03/15/22	1,146,859	0.1
1,500,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	1,533,747	0.1
687,000		Discovery Communications LLC, 3.300%, 05/15/22	715,240	0.1
927,000		Family Dollar Stores, Inc., 5.000%, 02/01/21	1,002,359	0.1
2,726,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	3,239,347	0.3
1,030,000		Lamar Media Corp., 5.875%, 02/01/22	1,102,100	0.1
900,000	#	Lennar Corp., 4.750%, 12/15/17	933,750	0.1
1,105,000		Limited Brands, Inc., 8.500%, 06/15/19	1,337,050	0.1
1,100,000		Lowe's Cos, Inc., 4.650%, 04/15/42	1,205,495	0.1
1,025,000	L	Mediacom LLC / Mediacom Capital Corp., 7.250%, 02/15/22	1,104,437	0.1
1,150,000		NBCUniversal Media LLC, 2.875%, 01/15/23	1,147,896	0.1
1,150,000		NBCUniversal Media LLC, 4.450%, 01/15/43	1,146,079	0.1
926,000		News America, Inc., 6.650%, 11/15/37	1,180,325	0.1
2,724,000		NVR, Inc., 3.950%, 09/15/22	2,799,471	0.2
367,000	#	Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	393,607	0.0
488,000		The Gap, Inc., 5.950%, 04/12/21	544,624	0.0
1,251,000		Time Warner, Inc., 6.500%, 11/15/36	1,594,437	0.1
863,000		Toll Brothers Finance Corp., 6.750%, 11/01/19	988,868	0.1
1,293,000		WPP Finance 2010, 5.125%, 09/07/42	1,281,607	0.1
950,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	1,054,500	0.1
		35,721,615		3.0

		Consumer Staples: 1.8%
2,370,000		Altria Group, Inc., 2.850%, 08/09/22	2,370,152	0.2
1,684,000		Anheuser-Busch InBev Worldwide, Inc., 2.500%, 07/15/22	1,711,993	0.1
979,000		Anheuser-Busch InBev Worldwide, Inc., 3.750%, 07/15/42	987,220	0.1
2,939,000		Campbell Soup Co., 4.250%, 04/15/21	3,371,168	0.3
1,240,000		Constellation Brands, Inc., 7.250%, 05/15/17	1,453,900	0.1
1,013,000		Energizer Holdings, Inc., 4.700%, 05/19/21	1,074,972	0.1
615,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	616,537	0.1
1,721,000	#	Kraft Foods Group, Inc., 3.500%, 06/06/22	1,822,585	0.2
2,600,000	#	Kraft Foods Group, Inc., 5.000%, 06/04/42	2,916,027	0.2
1,949,000		Molson Coors Brewing Co., 5.000%, 05/01/42	2,189,119	0.2
777,000		Philip Morris International, Inc., 2.500%, 05/16/16	821,684	0.1
601,000		Philip Morris International, Inc., 3.875%, 08/21/42	607,592	0.0
1,514,000		Walgreen Co., 4.400%, 09/15/42	1,569,773	0.1
		21,512,722		1.8

		Energy: 5.5%
825,000	L	Alpha Natural Resources, Inc., 6.250%, 06/01/21	690,938	0.1
200,000	L	Alpha Natural Resources, Inc., 6.000%, 06/01/19	168,000	0.0
870,000		Anadarko Petroleum Corp., 6.375%, 09/15/17	1,050,256	0.1
1,240,000	#	BG Energy Capital PLC, 2.875%, 10/15/16	1,316,899	0.1
2,962,000		BP Capital Markets PLC, 2.248%, 11/01/16	3,104,241	0.3
1,033,000		BP Capital Markets PLC, 3.245%, 05/06/22	1,095,629	0.1
375,000		Chesapeake Energy Corp., 6.625%, 08/15/20	388,594	0.0
325,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	313,625	0.0
1,467,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	1,700,253	0.1

See Accompanying Notes to Financial Statements

15

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
500,000		Empresa Nacional del Petroleo, 4.750%, 12/06/21	537,620	0.0
600,000		Empresa Nacional del Petroleo, 5.250%, 08/10/20	658,835	0.1
533,000		Enbridge Energy Partners L.P., 4.200%, 09/15/21	577,857	0.1
1,523,000		Enbridge Energy Partners, 9.875%, 03/01/19	2,077,323	0.2
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,219,800	0.1
1,217,000		Energy Transfer Partners L.P., 4.650%, 06/01/21	1,311,400	0.1
2,074,000		Energy Transfer Partners L.P., 6.050%, 06/01/41	2,297,509	0.2
1,244,000		Energy Transfer Partners, 9.700%, 03/15/19	1,646,157	0.1
1,000,000		Enterprise Products Operating LLC, 4.450%, 02/15/43	994,502	0.1
1,040,000		FMC Technologies, Inc., 2.000%, 10/01/17	1,052,277	0.1
1,810,000		FMC Technologies, Inc., 3.450%, 10/01/22	1,841,713	0.2
1,250,000		Gazprom OAO Via Gaz Capital SA, 6.212%, 11/22/16	1,392,250	0.1
1,800,000	±,X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	–	–
2,200,000	±,X	Greater Ohio Ethanol, LLC, 12.630%, 12/31/13	–	–
2,254,000		Marathon Petroleum Corp., 6.500%, 03/01/41	2,774,239	0.2
1,542,000		Nexen, Inc., 7.500%, 07/30/39	2,207,567	0.2
1,986,000		Noble Holding International Ltd., 3.950%, 03/15/22	2,088,559	0.2
650,000		ONEOK Partners L.P., 2.000%, 10/01/17	662,993	0.1
1,440,000		ONEOK Partners L.P., 3.375%, 10/01/22	1,450,434	0.1
1,495,000		Petrobras International Finance Co. - Pifco, 3.500%, 02/06/17	1,567,573	0.1
355,000		Petroleos de Venezuela SA, 8.500%, 11/02/17	322,163	0.0
1,170,300		Petroleos De Venezuela SA, 9.750%, 05/17/35	980,126	0.1
1,478,000		Petroleos Mexicanos, 5.500%, 01/21/21	1,740,345	0.1
256,000		Petroleos Mexicanos, 4.875%, 01/24/22	289,920	0.0
310,000		Petroleos Mexicanos, 5.500%, 06/27/44	341,775	0.0
558,333		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	601,604	0.1
1,457,000	#	Phillips 66, 2.950%, 05/01/17	1,543,340	0.1
2,936,000	#	Phillips 66, 4.300%, 04/01/22	3,221,576	0.3
1,091,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	1,160,801	0.1
470,000		Plains All American Pipeline L.P. / PAA Finance Corp., 5.150%, 06/01/42	537,433	0.0
830,000		Plains Exploration & Production Co., 8.625%, 10/15/19	929,600	0.1
1,387,000		Pride International, Inc., 7.875%, 08/15/40	2,029,171	0.2
1,000,000	#	Reliance Holdings USA, Inc., 5.400%, 02/14/22	1,067,388	0.1
1,331,000	#	Schlumberger Investment SA, 1.950%, 09/14/16	1,376,567	0.1
2,150,000		Total Capital International SA, 2.700%, 01/25/23	2,196,971	0.2
790,000		Transcontinental Gas Pipe Line Corp., 6.400%, 04/15/16	918,810	0.1
2,600,000		Transocean, Inc., 2.500%, 10/15/17	2,618,106	0.2
1,070,000		Transocean, Inc., 3.800%, 10/15/22	1,078,039	0.1
1,455,000		Transocean, Inc., 6.375%, 12/15/21	1,744,874	0.1
1,120,000	#	Unit Corp., 6.625%, 05/15/21	1,162,000	0.1
2,042,000		Weatherford International Ltd., 5.950%, 04/15/42	2,158,178	0.2
969,000		Weatherford International Ltd., 6.750%, 09/15/40	1,098,059	0.1
485,000		WPX Energy, Inc., 6.000%, 01/15/22	523,800	0.0
		65,827,689		5.5

		Financials: 11.5%
3,513,600	L	Aegon NV, 1.893%, 12/31/49	1,742,148	0.1
859,000		American International Group, Inc., 4.875%, 06/01/22	970,178	0.1
1,770,000		American International Group, Inc., 5.850%, 01/16/18	2,058,306	0.2
1,257,000		American International Group, Inc., 8.175%, 05/15/58	1,544,539	0.1
617,000		Allstate Corp., 5.200%, 01/15/42	743,659	0.1
898,000		American Express Credit Corp., 1.750%, 06/12/15	919,143	0.1
1,410,000		American Tower Corp., 4.500%, 01/15/18	1,558,125	0.1
2,205,000		AvalonBay Communities, Inc., 2.950%, 09/15/22	2,203,274	0.2
BRL 2,887,000	#	Banco Votorantim SA, 6.250%, 05/16/16	1,645,117	0.1
1,790,000		Bank of America Corp., 3.750%, 07/12/16	1,901,164	0.2

See Accompanying Notes to Financial Statements

16

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
1,000,000		Bank of America Corp., 3.875%, 03/22/17	1,077,469	0.1
962,000		Bank of America Corp., 5.700%, 01/24/22	1,132,272	0.1
1,314,000		Bank of America Corp., 8.000%, 12/29/49	1,432,426	0.1
1,122,000		BB&T Corp., 3.950%, 03/22/22	1,222,155	0.1
683,000		Berkshire Hathaway Finance Corp., 1.600%, 05/15/17	699,821	0.1
436,000		Berkshire Hathaway Finance Corp., 4.400%, 05/15/42	451,209	0.0
739,000		Berkshire Hathaway, Inc., 1.900%, 01/31/17	766,122	0.1
816,000		Berkshire Hathaway, Inc., 3.400%, 01/31/22	873,992	0.1
1,611,000		BioMed Realty L.P., 4.250%, 07/15/22	1,683,031	0.1
777,000		Boston Properties L.P., 3.700%, 11/15/18	843,855	0.1
1,500,000		Boston Properties L.P., 3.850%, 02/01/23	1,583,547	0.1
1,329,000		BRE Properties, Inc., 3.375%, 01/15/23	1,325,095	0.1
1,592,000	#	Charles Schwab Corp./The, 3.225%, 09/01/22	1,618,508	0.1
1,669,000		Citigroup, Inc., 3.953%, 06/15/16	1,787,616	0.2
2,000,000		Citigroup, Inc., 4.450%, 01/10/17	2,199,338	0.2
2,117,000		Citigroup, Inc., 4.500%, 01/14/22	2,329,413	0.2
624,000		Citigroup, Inc., 5.875%, 01/30/42	755,589	0.1
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,193,240	0.2
2,205,000		Digital Realty Trust L.P., 3.625%, 10/01/22	2,196,912	0.2
1,056,000		Discover Bank/Greenwood DE, 8.700%, 11/18/19	1,365,622	0.1
367,000		Discover Financial Services, 6.450%, 06/12/17	417,153	0.0
2,500,000		ERP Operating L.P., 4.625%, 12/15/21	2,887,010	0.2
1,036,000		Federal Realty Investment Trust, 3.000%, 08/01/22	1,033,427	0.1
573,000		Ford Motor Credit Co. LLC, 3.000%, 06/12/17	584,015	0.0
1,065,000		Ford Motor Credit Co., LLC, 8.125%, 01/15/20	1,342,257	0.1
834,000	#	General Electric Capital Corp. / LJ VP Holdings LLC, 3.800%, 06/18/19	881,884	0.1
849,000		General Electric Capital Corp., 3.150%, 09/07/22	854,834	0.1
1,043,000		General Electric Capital Corp., 3.350%, 10/17/16	1,124,211	0.1
2,490,000		General Electric Capital Corp., 4.650%, 10/17/21	2,796,571	0.2
967,000		General Electric Capital Corp., 5.300%, 02/11/21	1,111,832	0.1
1,200,000		General Electric Capital Corp., 6.250%, 12/15/49	1,271,969	0.1
1,700,000		General Electric Capital Corp., 7.125%, 12/15/49	1,901,911	0.2
1,443,000	L	Genworth Financial, Inc., 7.625%, 09/24/21	1,475,439	0.1
2,174,000		Goldman Sachs Group, Inc./The, 5.750%, 01/24/22	2,509,342	0.2
869,000		Goldman Sachs Group, Inc., 3.300%, 05/03/15	904,818	0.1
675,000		Goldman Sachs Group, Inc., 5.950%, 01/18/18	784,927	0.1
1,058,000		Hartford Financial Services Group, Inc., 5.125%, 04/15/22	1,190,938	0.1
610,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	738,139	0.1
1,301,000		HSBC Finance Corp., 6.676%, 01/15/21	1,511,543	0.1
418,000		HSBC Holdings PLC, 4.875%, 01/14/22	479,637	0.0
1,325,000		HSBC USA, Inc., 2.375%, 02/13/15	1,364,792	0.1
2,278,000	#	Hyundai Capital America, 4.000%, 06/08/17	2,460,210	0.2
3,950,000	#,L	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	4,120,198	0.3
1,361,000	#	ILFC E-Capital Trust II, 6.250%, 12/21/65	1,081,995	0.1
1,937,000		Infinity Property & Casualty Corp., 5.000%, 09/19/22	2,020,498	0.2
907,000		International Lease Finance Corp., 5.875%, 08/15/22	938,938	0.1
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,213,290	0.1
559,000	#	IPIC GMTN Ltd., 3.750%, 03/01/17	590,863	0.0
800,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	900,000	0.1
326,000	L	Itau Unibanco Holding SA/Cayman Island, 5.750%, 01/22/21	346,375	0.0
601,000	#	Itau Unibanco Holding SA/Cayman Island, 6.200%, 12/21/21	656,593	0.1
2,346,000		JPMorgan Chase & Co., 2.000%, 08/15/17	2,369,723	0.2
1,770,000		JPMorgan Chase & Co., 3.250%, 09/23/22	1,798,858	0.2
929,000		JPMorgan Chase & Co., 4.350%, 08/15/21	1,026,054	0.1
1,517,000		JPMorgan Chase & Co., 4.500%, 01/24/22	1,686,358	0.1
1,439,000		JPMorgan Chase & Co., 5.400%, 01/06/42	1,681,526	0.1
2,275,000		Merrill Lynch & Co., Inc., 6.050%, 05/16/16	2,488,161	0.2
851,000		MetLife, Inc., 3.048%, 12/15/22	862,175	0.1
1,598,000		MetLife, Inc., 4.125%, 08/13/42	1,582,210	0.1

See Accompanying Notes to Financial Statements

17

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
1,350,000	#	Metropolitan Life Global Funding I, 3.875%, 04/11/22	1,475,402	0.1
2,306,000		Morgan Stanley, 3.800%, 04/29/16	2,385,264	0.2
832,000		Morgan Stanley, 4.750%, 03/22/17	893,118	0.1
2,605,000		Morgan Stanley, 5.500%, 07/28/21	2,856,510	0.2
435,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	463,275	0.0
3,441,000		Murray Street Investment Trust I, 4.647%, 03/09/17	3,699,650	0.3
612,000		National Rural Utilities Cooperative Finance Corp., 3.050%, 02/15/22	648,931	0.1
DKK 12	X	Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/29	–	–
1,351,000		Northern Trust Corp., 2.375%, 08/02/22	1,352,866	0.1
1,547,000		Principal Financial Group, Inc., 4.625%, 09/15/42	1,588,127	0.1
1,944,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	1,952,046	0.2
2,230,000		Royal Bank of Scotland Group PLC, 2.550%, 09/18/15	2,258,435	0.2
2,300,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	2,444,233	0.2
600,000	#	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	637,626	0.1
2,001,000		Simon Property Group L.P., 4.125%, 12/01/21	2,223,985	0.2
682,000		Simon Property Group L.P., 4.750%, 03/15/42	740,509	0.1
923,000		SLM Corp., 4.625%, 09/25/17	937,534	0.1
755,000		SLM Corp., 6.000%, 01/25/17	825,781	0.1
1,007,000		SLM Corp., 8.000%, 03/25/20	1,168,120	0.1
1,600,000	#	State Bank of India/London, 4.125%, 08/01/17	1,638,853	0.1
436,000	+	The Bank of New York Mellon Corp., 1.969%, 06/20/17	451,924	0.0
600,000	#	Turkiye Halk Bankasi AS, 4.875%, 07/19/17	615,780	0.1
1,000,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,047,595	0.1
2,907,000		US Bancorp, 2.950%, 07/15/22	2,941,564	0.2
2,561,000		Wells Fargo & Co., 2.100%, 05/08/17	2,653,058	0.2
1,190,000		Wells Fargo & Co., 3.500%, 03/08/22	1,271,951	0.1
		136,985,696		11.5

		Health Care: 2.3%
1,960,000		Amgen, Inc., 3.625%, 05/15/22	2,071,046	0.2
785,000		Amgen, Inc., 3.875%, 11/15/21	845,322	0.1
366,000		Amgen, Inc., 5.150%, 11/15/41	409,957	0.0
1,018,000	#	Aristotle Holding, Inc., 2.650%, 02/15/17	1,068,088	0.1
1,268,000	#	Aristotle Holding, Inc., 3.500%, 11/15/16	1,372,451	0.1
1,710,000		AstraZeneca PLC, 1.950%, 09/18/19	1,743,926	0.2
1,360,000		AstraZeneca PLC, 4.000%, 09/18/42	1,400,236	0.1
3,270,000		Celgene Corp., 3.250%, 08/15/22	3,308,818	0.3
1,477,000		Gilead Sciences, Inc., 4.400%, 12/01/21	1,682,338	0.1
2,748,000		GlaxoSmithKline Capital PLC, 1.500%, 05/08/17	2,799,371	0.2
1,657,000		GlaxoSmithKline Capital PLC, 2.850%, 05/08/22	1,725,040	0.1
1,395,000		HCA, Inc., 7.250%, 09/15/20	1,569,375	0.1
1,000,000		Healthsouth Corp., 7.250%, 10/01/18	1,087,500	0.1
637,000		Kaiser Foundation Hospitals, 4.875%, 04/01/42	729,029	0.1
1,054,000	X	U.S. Oncology Escrow, 87.500%, 12/31/49	–	–
915,000	#,L	Valeant Pharmaceuticals International, 7.250%, 07/15/22	968,756	0.1
2,180,000		WellPoint, Inc., 3.700%, 08/15/21	2,285,144	0.2
2,171,000		WellPoint, Inc., 4.625%, 05/15/42	2,203,268	0.2
		27,269,665		2.3

		Industrials: 1.2%
1,519,000		ABB Finance USA, Inc., 2.875%, 05/08/22	1,574,026	0.1
1,230,000		BE Aerospace, Inc., 6.875%, 10/01/20	1,371,450	0.1
990,000		Burlington Northern Santa Fe LLC, 4.375%, 09/01/42	1,053,277	0.1
1,175,000		Case New Holland, Inc., 7.875%, 12/01/17	1,383,562	0.1
1,096,000		FedEx Corp., 3.875%, 08/01/42	1,079,159	0.1
1,700,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 11/07/49	1,759,500	0.2
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	729,750	0.1
798,000		Koninklijke Philips Electronics NV, 3.750%, 03/15/22	865,456	0.1
825,000	L	Odebrecht Finance Ltd., 7.000%, 04/21/20	936,375	0.1
310,000	#,L	Odebrecht Finance Ltd., 7.500%, 09/29/49	330,925	0.0
1,600,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	1,630,400	0.1

See Accompanying Notes to Financial Statements

18

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
1,295,000	#	Tyco Flow Control International Finance SA, 3.150%, 09/15/22	1,302,688	0.1
		14,016,568		1.2

		Information Technology: 1.9%
150,000		Brocade Communications Systems, Inc., 6.625%, 01/15/18	156,375	0.0
1,120,000		Brocade Communications Systems, Inc., 6.875%, 01/15/20	1,215,200	0.1
3,929,000		eBay, Inc., 4.000%, 07/15/42	3,846,397	0.3
370,000		Fidelity National Information Services, Inc., 5.000%, 03/15/22	383,875	0.0
500,000		Fidelity National Information Services, Inc., 7.875%, 07/15/20	561,250	0.1
825,000		Hewlett-Packard Co., 2.600%, 09/15/17	828,736	0.1
2,673,000		Hewlett-Packard Co., 3.000%, 09/15/16	2,765,566	0.2
625,000		Hewlett-Packard Co., 5.400%, 03/01/17	698,523	0.1
520,000		Ingram Micro, Inc., 5.000%, 08/10/22	539,279	0.1
1,365,000		Jabil Circuit, Inc., 7.750%, 07/15/16	1,586,812	0.1
2,080,000		Motorola Solutions, Inc., 3.750%, 05/15/22	2,167,171	0.2
835,000		Seagate Technology HDD Holdings, 6.800%, 10/01/16	928,938	0.1
966,000		Symantec Corp., 2.750%, 06/15/17	994,256	0.1
494,000		Symantec Corp., 4.200%, 09/15/20	514,013	0.0
2,395,000		Telefonaktiebolaget LM Ericsson, 4.125%, 05/15/22	2,474,885	0.2
2,421,000		Xerox Corp., 4.500%, 05/15/21	2,577,598	0.2
		22,238,874		1.9

		Materials: 2.3%
1,570,000		Agrium, Inc., 3.150%, 10/01/22	1,584,769	0.1
1,203,000	L	Alcoa, Inc., 6.150%, 08/15/20	1,329,933	0.1
3,890,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	3,908,668	0.3
1,760,000	#	Anglo American Capital PLC, 4.125%, 09/27/22	1,770,884	0.1
200,000		AngloGold Ashanti Holdings PLC, 5.125%, 08/01/22	204,104	0.0
250,000	#	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	269,063	0.0
2,000,000		Barrick Gold Corp., 3.850%, 04/01/22	2,104,208	0.2
2,570,000		Cabot Corp., 3.700%, 07/15/22	2,631,667	0.2
185,000		Celanese US Holdings LLC, 5.875%, 06/15/21	207,431	0.0
400,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	398,106	0.0
820,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	766,700	0.1
495,000	#	Georgia-Pacific LLC, 5.400%, 11/01/20	581,239	0.1
730,000		Rio Tinto Finance USA PLC, 1.625%, 08/21/17	732,493	0.1
1,200,000		Rio Tinto Finance USA PLC, 2.875%, 08/21/22	1,197,518	0.1
3,000,000		Rio Tinto Finance USA PLC, 3.500%, 03/22/22	3,135,465	0.3
1,010,000		Rio Tinto Finance USA PLC, 4.125%, 08/21/42	1,000,021	0.1
960,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,080,000	0.1
1,975,000		Teck Resources Ltd, 3.750%, 02/01/23	1,958,404	0.2
1,028,000		Vale Overseas Ltd., 4.625%, 09/15/20	1,101,454	0.1
827,000	#	Xstrata Canada Financial Corp., 4.950%, 11/15/21	887,863	0.1
		26,849,990		2.3

		Telecommunication Services: 1.2%
1,608,000		AT&T, Inc., 5.350%, 09/01/40	1,945,429	0.2
1,045,000		CenturyLink, Inc., 5.800%, 03/15/22	1,139,451	0.1
800,000		CenturyLink, Inc., 6.000%, 04/01/17	897,277	0.1
925,000		Hughes Satellite Systems Corp., 6.500%, 06/15/19	994,375	0.1
425,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	459,531	0.0
450,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	489,375	0.0
586,000		Qwest Communications International, Inc., 7.125%, 04/01/18	624,119	0.0
770,000	#,L	Sable International Finance Ltd., 8.750%, 02/01/20	862,400	0.1
1,228,000		Telecom Italia Capital S.A., 5.250%, 11/15/13	1,269,445	0.1
1,428,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	1,424,430	0.1
2,344,000	#	Telstra Corp. Ltd., 4.800%, 10/12/21	2,685,983	0.2
810,000	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	862,650	0.1
1,200,000		Windstream Corp., 7.000%, 03/15/19	1,230,000	0.1
		14,884,465		1.2

		Utilities: 1.9%
855,000		AES Corp., 8.000%, 10/15/17	991,800	0.1
1,191,000		Ameren Corp., 8.875%, 05/15/14	1,325,421	0.1

See Accompanying Notes to Financial Statements

19

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
566,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	557,473	0.0
600,000	#	China Resources Gas Group Ltd, 4.500%, 04/05/22	652,036	0.0
410,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	460,225	0.0
922,000		Commonwealth Edison Co., 3.400%, 09/01/21	1,006,469	0.1
2,330,000		Dominion Resources, Inc./VA, 2.750%, 09/15/22	2,350,443	0.2
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	715,308	0.1
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,478,554	0.1
873,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	964,665	0.1
782,000		Entergy Texas, Inc., 7.125%, 02/01/19	963,620	0.1
872,000		Georgia Power Co., 2.850%, 05/15/22	908,632	0.1
609,000		Georgia Power Co., 4.300%, 03/15/42	653,318	0.1
314,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	319,828	0.0
113,314	#	Juniper Generation, LLC, 6.790%, 12/31/14	102,341	0.0
596,000	#	Korea Gas Corp., 6.250%, 01/20/42	811,972	0.1
618,000		Metropolitan Edison, 7.700%, 01/15/19	776,757	0.1
709,000		Nevada Power Co., 7.125%, 03/15/19	924,897	0.1
413,000		Nisource Finance Corp., 4.450%, 12/01/21	460,239	0.0
521,000		Nisource Finance Corp., 5.950%, 06/15/41	630,231	0.0
645,000		Nisource Finance Corp., 6.125%, 03/01/22	793,766	0.1
980,000		Oncor Electric Delivery Co. LLC, 6.800%, 09/01/18	1,211,293	0.1
851,000		Oncor Electric Delivery Co. LLC, 7.500%, 09/01/38	1,115,583	0.1
701,000	L	Oncor Electric Delivery Co. LLC, 4.100%, 06/01/22	745,307	0.1
1,169,000		Southwestern Electric Power, 5.550%, 01/15/17	1,321,456	0.1
		22,241,634		1.9

	Total Corporate Bonds/Notes
	(Cost $369,916,281)	387,548,918		32.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 15.2%
1,039,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	1,085,238	0.1
2,753,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	2,819,182	0.2
900,000	#	Arkle Master Issuer PLC, 2.135%, 05/17/60	927,659	0.1
24,897,060	#,^	Banc of America Commercial Mortgage, Inc., 0.165%, 10/10/45	251,851	0.0
1,894,094	#	Banc of America Funding Corp., 5.250%, 08/26/35	1,934,289	0.2
2,700,142		Banc of America Funding Corp., 5.500%, 02/25/35	2,706,171	0.2
723,041	#	Banc of America Large Loan, Inc., 1.621%, 06/15/18	704,777	0.1
860,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.364%, 09/10/47	846,079	0.1
1,900,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.364%, 09/10/47	1,922,893	0.2
1,030,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.364%, 09/10/47	959,854	0.1
480,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.473%, 03/11/41	455,031	0.0
1,242,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.501%, 07/10/43	1,219,435	0.1
357,368	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 6.850%, 11/15/31	360,149	0.0
650,000	#	Bank of America-First Union NB Commercial Mortgage, 6.250%, 04/11/37	624,184	0.1
519,075		Bear Stearns Alternative-A Trust, 0.857%, 07/25/34	462,387	0.0
740,000		Bear Stearns Commercial Mortgage Securities, 5.134%, 02/13/42	622,674	0.1
240,000	#	Bear Stearns Commercial Mortgage Securities, 5.640%, 02/14/31	239,223	0.0
660,000	#	Bear Stearns Commercial Mortgage Securities, 5.712%, 04/12/38	634,083	0.1
550,000		Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	513,264	0.0
219,068	#	Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	218,737	0.0

See Accompanying Notes to Financial Statements

20

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
730,000	#	Bear Stearns Deutsche Bank Trust, 5.008%, 09/15/27	798,916	0.1
1,220,586		Chase Mortgage Finance Corp., 5.212%, 12/25/35	1,202,729	0.1
1,558,884		Chase Mortgage Finance Corp., 6.000%, 05/25/37	1,363,958	0.1
2,651,748		Citicorp Mortgage Securities, Inc., 6.000%, 06/25/36	2,721,978	0.2
1,077,863		Citicorp Mortgage Securities, Inc., 6.000%, 08/25/36	1,103,539	0.1
7,750,000	#,^	Citigroup Commercial Mortgage Trust, 2.268%, 09/10/45	1,059,181	0.1
691,056	#	Commercial Mortgage Pass Through Certificates, 0.671%, 12/15/20	675,633	0.1
554,551	#	Commercial Mortgage Pass Through Certificates, 0.721%, 12/15/20	538,930	0.0
503,362	#	Commercial Mortgage Pass Through Certificates, 0.821%, 12/15/20	431,633	0.0
5,100,000	^	Commercial Mortgage Pass Through Certificates, 2.141%, 08/15/45	649,197	0.1
6,971,180	^	Commercial Mortgage Pass Through Certificates, 2.446%, 05/15/45	982,357	0.1
345,293		Commercial Mortgage Pass Through Certificates, 5.801%, 12/10/49	344,944	0.0
2,588,180		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	2,297,608	0.2
1,874,932		Countrywide Home Loan Mortgage Pass Through Trust, 5.750%, 06/25/37	1,708,821	0.1
3,393,085		Countrywide Home Loan Mortgage Pass Through Trust, 6.000%, 01/25/38	3,082,629	0.3
960,026		Countrywide Home Loan Mortgage Pass-through Trust, 0.537%, 04/25/35	149,550	0.0
947,743		Credit Suisse First Boston Mortgage Securities Corp., 6.257%, 06/15/34	889,644	0.1
310,000		Credit Suisse Mortgage Capital Certificates, 5.343%, 12/15/39	322,446	0.0
1,285,000	#	Credit Suisse Mortgage Capital Certificates, 5.759%, 04/12/49	1,316,558	0.1
500,000		Credit Suisse Mortgage Capital Certificates, 5.866%, 06/15/39	567,168	0.0
1,966,752		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.337%, 08/25/36	1,180,889	0.1
2,498,099		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.407%, 10/25/36	1,265,243	0.1
4,631,484		First Horizon Alternative Mortgage Securities, 6.000%, 05/25/36	3,907,976	0.3
679,058	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	682,129	0.1
2,700,000	#	Fosse Master Issuer PLC, 1.855%, 10/18/54	2,756,087	0.2
2,034,000	#	GE Capital Commercial Mortgage Corp., 5.496%, 11/10/38	1,963,460	0.2
700,000	#	Gracechurch Mortgage Financing PLC, 1.984%, 11/20/56	715,001	0.1
4,999,660	#,^	GS Mortgage Securities Corp. II, 1.929%, 08/10/44	436,659	0.0
2,140,000	#	GS Mortgage Securities Corp. II, 5.309%, 01/10/40	2,149,688	0.2
161,364		GS Mortgage Securities Corp. II, 5.479%, 11/10/39	164,054	0.0
56,945		GSR Mortgage Loan Trust, 0.717%, 06/25/35	54,080	0.0
2,127,937		GSR Mortgage Loan Trust, 5.500%, 05/25/36	1,885,855	0.2
881,130		GSR Mortgage Loan Trust, 5.500%, 07/25/35	916,874	0.1
1,161,000		GSR Mortgage Loan Trust, 6.000%, 01/25/37	1,119,369	0.1
2,900,000	#	Holmes Master Issuer PLC, 2.005%, 10/21/54	2,959,148	0.3
2,100,000	#	Holmes Master Issuer PLC, 2.105%, 10/15/54	2,152,628	0.2
264,322		Homebanc Mortgage Trust, 1.077%, 08/25/29	221,134	0.0
996,353		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	848,234	0.1
17,335,286	^	JP Morgan Chase Commercial Mortgage Securities Corp., 2.234%, 06/16/45	2,067,059	0.2
490,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.903%, 10/15/42	489,798	0.0
2,370,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.440%, 05/15/45	2,641,864	0.2
813,411		JP Morgan Commercial Mortgage Finance Corp., 8.533%, 08/15/32	835,078	0.1
4,256,236		JP Morgan Mortgage Trust, 6.000%, 01/25/36	3,967,793	0.3
4,391,922		JP Morgan Mortgage Trust, 6.500%, 08/25/36	4,006,753	0.3

See Accompanying Notes to Financial Statements

21

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
110,177		JPMorgan Chase Commerical Mortgage Securities Corp., 5.198%, 12/15/44	110,434	0.0
1,630,000	#	JPMorgan Chase Commerical Mortgage Securities Corp., 6.135%, 07/12/37	1,626,451	0.1
389,248		JPMorgan Mortgage Trust, 5.283%, 07/25/35	392,490	0.0
5,000,000	#	Lanark Master Issuer PLC, 1.834%, 12/22/54	5,118,510	0.4
36,392,541	#,^	LB-UBS Commercial Mortgage Trust, 0.240%, 09/15/39	640,039	0.1
54,249,726	#,^	LB-UBS Commercial Mortgage Trust, 0.842%, 11/15/38	1,136,852	0.1
1,600,000		LB-UBS Commercial Mortgage Trust, 4.895%, 07/15/40	1,538,149	0.1
1,110,000		LB-UBS Commercial Mortgage Trust, 4.924%, 07/15/40	1,049,496	0.1
1,470,000		LB-UBS Commercial Mortgage Trust, 4.943%, 10/15/36	1,464,898	0.1
670,000		LB-UBS Commercial Mortgage Trust, 4.983%, 07/15/40	487,147	0.0
740,000	#	LB-UBS Commercial Mortgage Trust, 5.032%, 10/15/36	724,378	0.1
1,350,000		LB-UBS Commercial Mortgage Trust, 5.323%, 11/15/40	1,430,192	0.1
820,000		LB-UBS Commercial Mortgage Trust, 5.350%, 11/15/40	788,696	0.1
1,180,000		LB-UBS Commercial Mortgage Trust, 5.350%, 11/15/40	976,351	0.1
700,000	#	LB-UBS Commercial Mortgage Trust, 5.413%, 02/15/40	586,950	0.1
600,000	#	LB-UBS Commercial Mortgage Trust, 5.420%, 10/15/36	570,404	0.0
1,020,000		LB-UBS Commercial Mortgage Trust, 5.446%, 06/15/36	1,040,193	0.1
520,000	#	LB-UBS Commercial Mortgage Trust, 5.720%, 10/15/36	372,832	0.0
410,000	#	LB-UBS Commercial Mortgage Trust, 5.750%, 01/15/36	410,194	0.0
650,000	#	LB-UBS Commercial Mortgage Trust, 5.868%, 11/15/33	651,367	0.1
2,490,000		LB-UBS Commercial Mortgage Trust, 6.084%, 06/15/38	2,248,758	0.2
2,497,000		LB-UBS Commercial Mortgage Trust, 6.084%, 06/15/38	2,723,414	0.2
1,830,000	#	LB-UBS Commercial Mortgage Trust, 6.089%, 09/15/39	1,814,719	0.2
1,760,000	#	LB-UBS Commercial Mortgage Trust, 6.089%, 09/15/39	1,783,432	0.2
510,000	#	Merrill Lynch Mortgage Investors, Inc., 6.000%, 12/15/30	515,893	0.0
308,235		Merrill Lynch Mortgage Investors, Inc., 6.250%, 12/10/29	308,506	0.0
2,220,000		Merrill Lynch Mortgage Investors, Inc., 6.750%, 11/15/26	2,308,145	0.2
45,547,858	#,^	Merrill Lynch Mortgage Trust, 0.645%, 02/12/51	887,896	0.1
15,451,437	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.100%, 08/15/45	1,767,501	0.1
1,030,000	#	Morgan Stanley Bank of America Merrill Lynch Trust, 3.277%, 10/15/22	1,055,665	0.1
1,620,000		Morgan Stanley Capital I Trust 2008-TOP29, 6.455%, 01/11/43	1,916,062	0.2
2,820,000		Morgan Stanley Capital I, Inc., 5.759%, 04/12/49	2,752,508	0.2
1,376,000		Morgan Stanley Capital I, 5.073%, 08/13/42	1,430,676	0.1
1,100,000		Morgan Stanley Capital I, 5.172%, 08/13/42	1,058,199	0.1
850,000		Morgan Stanley Capital I, 5.202%, 08/13/42	767,635	0.1
1,477,000		Morgan Stanley Capital I, 5.302%, 01/14/42	1,479,035	0.1
1,080,000		Morgan Stanley Capital I, 5.336%, 01/14/42	1,051,454	0.1
850,000		Morgan Stanley Capital I, 5.300%, 06/15/40	846,357	0.1
1,460,000		Morgan Stanley Capital I, 5.532%, 06/15/38	1,480,466	0.1
1,000,000	#	Morgan Stanley Capital I, 5.623%, 01/13/41	999,537	0.1
1,700,000		Morgan Stanley Capital I, 5.793%, 07/12/44	1,748,799	0.1
250,000	#	Morgan Stanley Capital I, 5.910%, 11/15/31	239,831	0.0
1,400,000	#	Morgan Stanley Capital I, 5.987%, 08/12/41	1,266,078	0.1
280,000	#	Morgan Stanley Capital I, 7.350%, 07/15/32	289,345	0.0
791,000	#	Morgan Stanley Dean Witter Capital I, 6.465%, 03/12/35	790,508	0.1
600,000	#	Morgan Stanley Dean Witter Capital I, 7.478%, 07/15/33	602,296	0.1
1,044,000	#	Morgan Stanley Reremic Trust, 5.843%, 12/17/43	1,049,332	0.1
19,290,967	#,^	RBSCF Trust, 1.121%, 04/15/24	398,455	0.0
2,680,000	#	RBSCF Trust, 5.305%, 01/16/49	2,732,080	0.2
4,519,764		Residential Accredit Loans, Inc., 0.387%, 01/25/37	2,956,732	0.2
1,769,618		Residential Accredit Loans, Inc., 0.667%, 12/25/36	779,756	0.1

See Accompanying Notes to Financial Statements

22

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
3,929,000	#	Silverstone Master Issuer PLC, 2.003%, 01/21/55	4,052,382	0.3
447,426		Structured Adjustable Rate Mortgage Loan Trust, 2.923%, 09/25/34	450,277	0.0
583,027		Structured Asset Mortgage Investments, Inc., 0.459%, 04/19/35	542,120	0.0
773,735		Structured Asset Securities Corp., 5.500%, 05/25/35	807,624	0.1
8,082,667	#,^	UBS-Barclays Commercial Mortgage Trust, 1.989%, 05/10/63	865,799	0.1
893,183	#,^	UBS-Citigroup Commercial Mortgage Trust, 2.713%, 01/10/45	123,507	0.0
718,402		Wachovia Bank Commercial Mortgage Trust, 5.030%, 01/15/41	723,565	0.1
8,700,000		Wachovia Bank Commercial Mortgage Trust, 5.342%, 12/15/43	9,897,990	0.8
1,331,000	#	Wachovia Bank Commercial Mortgage Trust, 5.704%, 02/15/35	1,327,146	0.1
2,579,000		Wachovia Bank Commercial Mortgage Trust, 5.939%, 06/15/49	2,984,165	0.3
750,980		WaMu Mortgage Pass Through Certificates, 2.488%, 10/25/35	740,027	0.1
1,183,022		Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	1,049,529	0.1
1,138,539		Washington Mutual Mortgage Pass-through Certificates, 6.000%, 06/25/34	1,219,250	0.1
3,012,621		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	2,523,180	0.2
1,995,617		Wells Fargo Mortgage Backed Securities Trust, 5.500%, 11/25/35	2,052,454	0.2
3,209,567		Wells Fargo Mortgage Backed Securities Trust, 5.596%, 04/25/36	3,194,299	0.3
1,629,697		Wells Fargo Mortgage Backed Securities Trust, 6.000%, 03/25/37	1,586,383	0.1
14,271,790	#,^	WF-RBS Commercial Mortgage Trust, 1.767%, 06/15/45	1,587,507	0.1
7,283,256	#,^	WF-RBS Commercial Mortgage Trust, 2.423%, 08/15/45	995,253	0.1

	Total Collateralized Mortgage Obligations
	(Cost $175,560,465)	180,988,982		15.2

U.S. TREASURY OBLIGATIONS: 17.8%
		U.S. Treasury Bonds: 1.6%
17,752,000		3.000%, due 05/15/42	18,437,121	1.6

		U.S. Treasury Notes: 16.2%
50,593,000		0.250%, due 08/31/14	50,614,755	4.2
74,179,000		0.250%, due 09/15/15	74,063,132	6.2
53,591,000		0.625%, due 08/31/17	53,645,448	4.5
11,863,000		1.000%, due 08/31/19	11,842,608	1.0
3,066,000		1.625%, due 08/15/22	3,064,084	0.3
		193,230,027		16.2

	Total U.S. Treasury Obligations
	(Cost $211,222,250)	211,667,148		17.8

ASSET-BACKED SECURITIES: 4.6%
		Automobile Asset-Backed Securities: 0.2%
1,000,000	#	Motor PLC, 1.286%, 02/25/20	1,001,535	0.1
1,500,000	#	SMART Trust, 1.590%, 10/14/16	1,510,380	0.1
		2,511,915		0.2

		Credit Card Asset-Backed Securities: 0.5%
2,500,000	#	Cards II Trust, 0.671%, 09/15/17	2,500,110	0.2
1,250,000	#	Gracechurch Card Funding PLC, 0.921%, 02/15/17	1,257,640	0.1
2,200,000	#	Penarth Master Issuer PLC, 0.790%, 03/18/14	2,208,437	0.2
		5,966,187		0.5

		Home Equity Asset-Backed Securities: 0.1%
224,816		Freddie Mac Structured Pass-Through Securities, 0.467%, 05/25/31	221,275	0.1
46,764		Freddie Mac Structured Pass-Through Securities, 0.517%, 01/25/32	45,270	0.0
55,910		Residential Asset Securities Corp., 0.817%, 06/25/32	39,246	0.0
		305,791		0.1

		Other Asset-Backed Securities: 3.8%
983,353	#	Aimco CDO, 0.705%, 10/20/19	950,274	0.1
246,513	#	ARES CLO Funds, 0.625%, 09/18/17	244,546	0.0
900,000	#	ARES CLO Funds, 3.077%, 02/26/16	868,857	0.1
750,000	#	ARES CLO Ltd., 1.777%, 02/26/16	727,206	0.1
500,000	#	ARES CLO Ltd., 6.901%, 02/26/16	519,747	0.0
815,663	#	Atrium CDO Corp., 0.757%, 10/27/16	805,462	0.1
700,000	#	Babson CLO Ltd./Cayman Islands, 5.692%, 11/15/16	731,431	0.1
750,000	#	Babson CLO Ltd./Cayman Islands, 6.812%, 11/15/16	789,482	0.1
437,311	#	Black Diamond CLO Ltd., 0.649%, 06/20/17	432,060	0.0
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,031,760	0.1

See Accompanying Notes to Financial Statements

23

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
79,805		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.817%, 07/25/33	71,450	0.0
785,844	+	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, 08/25/35	790,226	0.1
1,228,740	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	1,247,926	0.1
1,188,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	1,170,999	0.1
1,800,000	#	Dryden Leveraged Loan CDO 2002-II, 2.689%, 09/17/16	1,790,392	0.1
2,100,000	#	Emporia Preferred Funding, 0.955%, 10/18/18	1,884,355	0.2
4,252,622		Fieldstone Mortgage Investment Corp., 0.377%, 11/25/36	1,535,592	0.1
4,643,668		Fieldstone Mortgage Investment Corp., 0.457%, 11/25/36	1,688,568	0.1
343,290	#	First CLO Ltd., 0.704%, 12/14/16	342,287	0.0
1,100,000	#	First CLO Ltd., 1.394%, 12/14/16	1,075,441	0.1
135,836	#	Granite Ventures Ltd., 0.715%, 12/15/17	135,387	0.0
1,575,000	#	Grayston CLO Ltd., 1.735%, 08/15/16	1,541,453	0.1
1,514,000	#	Gulf Stream - Compass CLO 2005-I Ltd., 1.185%, 05/15/17	1,478,962	0.1
1,000,000	#	Gulf Stream - Sextant CLO Ltd., 0.775%, 08/21/20	944,998	0.1
114,856	#	Gulf Stream Compass CLO Ltd., 0.815%, 07/15/16	114,721	0.0
3,100,000	#	Gulf Stream Compass CLO Ltd., 0.855%, 05/15/17	3,034,850	0.3
1,350,000	#	Gulf Stream Compass CLO Ltd., 1.705%, 07/15/16	1,299,632	0.1
1,000,000	#	Hewett's Island CDO Ltd., 1.589%, 12/15/16	945,141	0.1
500,376	#	Katonah Ltd., 0.699%, 09/20/16	497,203	0.0
769,481	#	Landmark CDO Ltd., 1.305%, 01/15/16	767,910	0.1
445,125		Lehman XS Trust, 0.497%, 08/25/35	398,065	0.0
2,999,686	#	Lightpoint CLO Ltd., 0.649%, 09/15/17	2,948,865	0.2
2,272,807	#	MCG Commercial Loan Trust, 1.035%, 04/20/18	2,247,508	0.2
10,178,000		Morgan Stanley ABS Capital I, 0.487%, 03/25/36	4,639,463	0.4
555,669	#	Olympic CLO Ltd., 1.335%, 05/15/16	553,950	0.0
2,400,000	#	Olympic CLO Ltd., 1.935%, 05/15/16	2,366,616	0.2
1,900,000	#	Stanfield Modena CLO Ltd., 1.623%, 09/22/16	1,892,453	0.2
1,025,305	#	Wind River CLO Ltd., 0.711%, 12/19/16	1,012,629	0.1
		45,517,867		3.8

	Total Asset-Backed Securities
	(Cost $54,075,848)	54,301,760		4.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.8%
		Collateralized Mortgage Obligations: 0.3%
2,023,444		5.000%, due 02/15/35	2,215,459	0.2
1,667,707		5.500%, due 07/15/37	1,938,988	0.1
		4,154,447		0.3

		Federal Home Loan Mortgage Corporation: 7.1%##
3,794,722	^^	–%, due 01/15/36	3,601,783	0.3
138,353		0.571%, due 02/15/32	138,995	0.0
907,956		3.321%, due 03/15/38	955,317	0.1
1,459,000	W	3.500%, due 02/15/41	1,560,674	0.1
5,173,721		4.000%, due 10/01/41	5,572,202	0.5
1,932,369		4.000%, due 10/01/41	2,081,200	0.2
7,003,608		4.000%, due 12/01/41	7,543,027	0.6
3,340,362		4.500%, due 08/01/41	3,615,196	0.3
1,114,896		4.500%, due 08/01/41	1,206,627	0.1
2,883,617		4.500%, due 08/01/41	3,120,872	0.3
3,442,514		4.500%, due 09/01/41	3,713,919	0.3
4,847,806		4.500%, due 10/01/41	5,246,668	0.4
1,984,687	^	4.774%, due 03/15/33	2,192,197	0.2
278,161		4.842%, due 04/01/35	299,035	0.0
344,013	^	5.000%, due 05/15/17	6,097	0.0
1,070,447		5.000%, due 12/15/17	1,146,391	0.1
213,012		5.000%, due 02/15/32	216,227	0.0
1,459,916		5.000%, due 02/15/35	1,639,154	0.1
749,165		5.000%, due 02/15/35	783,091	0.1
692,181		5.000%, due 01/01/41	756,656	0.1
1,890,970		5.500%, due 11/15/22	2,062,022	0.2
779,976		5.500%, due 07/15/32	792,492	0.1
2,527,827		5.500%, due 12/15/32	2,833,594	0.2
1,117,298		5.500%, due 09/15/34	1,241,659	0.1
376,277		5.500%, due 09/15/35	379,136	0.0
10,768,244		5.500%, due 02/15/36	12,014,302	1.0
1,445,529		5.500%, due 08/15/36	1,714,420	0.2
1,339,154		5.500%, due 05/15/37	1,468,015	0.1
3,416,646		5.500%, due 06/15/37	3,798,063	0.3
38,897		5.615%, due 05/01/37	42,210	0.0
5,773,207	^	5.829%, due 07/15/40	1,140,603	0.1
3,661		6.000%, due 04/01/14	3,853	0.0
13,741		6.000%, due 12/01/28	15,399	0.0
23,267		6.000%, due 01/01/29	26,076	0.0
678,753		6.000%, due 01/15/29	769,244	0.1
714,920		6.000%, due 01/15/29	803,813	0.1
825,810		6.000%, due 07/15/32	938,813	0.1
664,090	^	6.000%, due 04/15/33	112,711	0.0
3,791,998		6.000%, due 10/15/37	4,372,586	0.4
9,725,614	^	6.264%, due 06/15/36	1,674,474	0.1
20,090,799	^	6.379%, due 09/15/34	2,543,262	0.2
23,279		6.500%, due 01/01/24	26,200	0.0
28,701		6.500%, due 12/01/31	33,395	0.0
20,065		7.000%, due 11/01/31	23,728	0.0
12,379		7.000%, due 03/01/32	14,552	0.0
		84,239,950		7.1

		Federal National Mortgage Association: 15.6%##
234,753		0.620%, due 04/18/28	236,255	0.0
128,973		0.700%, due 10/25/33	130,173	0.0

See Accompanying Notes to Financial Statements

24

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
142,741		0.767%, due 01/25/32	142,784	0.0
25,000,000	W	2.500%, due 07/25/27	26,226,563	2.2
10,879,000	W	3.000%, due 09/25/26	11,519,841	1.0
10,066,000	W	3.000%, due 03/15/27	10,627,495	0.9
27,500,000	W	3.000%, due 07/25/42	28,965,234	2.4
26,984,000	W	3.500%, due 01/25/41	28,877,096	2.4
1,086,835	^	4.000%, due 11/01/18	76,525	0.0
8,714,026	^	4.000%, due 04/25/41	1,448,119	0.1
2,447,958		4.000%, due 02/01/42	2,642,319	0.2
2,417,155		4.000%, due 03/01/42	2,626,444	0.2
1,006,314		4.000%, due 03/01/42	1,093,446	0.1
949,156		4.000%, due 06/01/42	1,031,339	0.1
6,560,583		4.000%, due 07/01/42	7,128,630	0.6
5,851,000		4.000%, due 07/01/42	6,357,608	0.5
1,125,352		4.000%, due 07/01/42	1,222,790	0.1
982,885		4.000%, due 07/01/42	1,067,988	0.1
2,064,608		4.000%, due 07/01/42	2,243,371	0.2
1,722,747		4.500%, due 11/01/40	1,871,161	0.2
1,217,087		4.500%, due 11/01/40	1,321,938	0.1
16,847		4.500%, due 12/01/40	18,299	0.0
27,335		4.500%, due 12/01/40	29,690	0.0
35,989		4.500%, due 01/01/41	39,090	0.0
27,675		4.500%, due 01/01/41	30,059	0.0
6,537,642		4.500%, due 09/01/41	7,113,116	0.6
2,386,905		4.500%, due 10/01/41	2,597,012	0.2
922,117		4.500%, due 11/01/41	1,003,286	0.1
596,188		4.998%, due 07/01/35	644,692	0.1
583,927		5.000%, due 05/25/32	594,953	0.1
728,537		5.000%, due 06/01/33	800,773	0.1
1,032,437		5.000%, due 07/25/34	1,071,947	0.1
1,878,360		5.000%, due 07/01/35	2,064,461	0.2
1,951,693		5.000%, due 08/01/35	2,136,973	0.2
274,061		5.000%, due 10/01/35	300,079	0.0
1,086,601		5.000%, due 01/01/36	1,191,011	0.1
706,241		5.000%, due 02/01/36	773,471	0.1
1,483,083		5.000%, due 07/01/36	1,630,133	0.1
1,854,181		5.000%, due 07/01/37	2,038,027	0.2
689,941		5.000%, due 11/01/40	783,037	0.1
573,573		5.000%, due 02/01/41	627,307	0.1
359,230		5.000%, due 05/01/41	394,231	0.0
873,527		5.000%, due 06/01/41	958,637	0.1
1,266,678		5.000%, due 06/01/41	1,390,095	0.1
49,307		5.500%, due 02/01/18	53,918	0.0
574,000		5.500%, due 08/25/34	638,811	0.1
1,397,443		5.500%, due 03/01/37	1,541,414	0.1
21,614,339	^	5.934%, due 11/25/39	3,041,786	0.3
74,222		6.000%, due 08/01/16	79,162	0.0
700		6.000%, due 12/01/16	746	0.0
32,788		6.000%, due 03/01/17	34,970	0.0
3,875		6.000%, due 07/01/17	4,181	0.0
293,461		6.000%, due 09/01/17	316,659	0.0
19,270		6.000%, due 11/01/17	20,553	0.0
19,143		6.000%, due 10/01/18	21,151	0.0
379,960		6.000%, due 07/25/29	427,171	0.0
894,561		6.000%, due 07/25/29	1,005,711	0.1
703,694		6.000%, due 04/25/31	797,676	0.1
1,088,540	^	6.000%, due 08/25/33	176,544	0.0
496,604		6.000%, due 09/01/36	549,722	0.0
474,454		6.000%, due 12/01/37	533,359	0.0
948,819		6.000%, due 02/01/38	1,066,616	0.1
1,707,040	^	6.484%, due 08/25/26	260,079	0.0
8,696		6.500%, due 02/01/28	9,947	0.0
6,621		6.500%, due 07/01/29	7,775	0.0
357		6.500%, due 06/01/31	415	0.0
157,792		6.500%, due 07/01/31	185,427	0.0
502		6.500%, due 09/01/31	576	0.0
1,400		6.500%, due 09/01/31	1,628	0.0
56,253		6.500%, due 11/01/31	65,410	0.0
28,332		6.500%, due 04/01/32	32,768	0.0
5,709		6.500%, due 08/01/32	6,603	0.0
3,011		6.500%, due 08/01/32	3,483	0.0
87,374		6.500%, due 01/01/33	101,057	0.0
60,798		6.500%, due 02/01/33	69,939	0.0
191,829		6.500%, due 12/01/33	220,672	0.0
4,905,909	^	6.524%, due 01/25/37	881,762	0.1
15,994,654	^	6.534%, due 10/25/35	3,043,987	0.3
26,289		7.000%, due 12/01/27	31,439	0.0
19,977		7.000%, due 01/01/30	23,994	0.0
12,557		7.000%, due 10/01/31	15,064	0.0
6,541		7.000%, due 03/01/32	7,847	0.0
1,113,398	^	7.465%, due 02/17/29	227,744	0.0
4,948		7.500%, due 09/01/30	6,070	0.0
4,143		7.500%, due 10/01/30	5,048	0.0
16,077		7.500%, due 10/01/30	17,795	0.0
12,100		7.500%, due 09/01/31	14,896	0.0
39,357		7.500%, due 02/01/32	48,014	0.0
1,492,355		22.173%, due 01/25/35	2,097,892	0.2
100,322		27.734%, due 02/25/34	140,366	0.0
1,250,282		32.368%, due 11/25/36	2,272,213	0.2
		185,197,558		15.6

		Government National Mortgage Association: 5.8%
6,222		1.750%, due 04/20/28	6,483	0.0
26,002,000	W	3.500%, due 02/15/41	28,419,372	2.4
18,706,000	W	4.000%, due 11/15/39	20,588,291	1.7
1,456,481		4.000%, due 11/20/40	1,609,119	0.1
3,342,141		4.000%, due 10/20/41	3,581,941	0.3
1,587,355		4.500%, due 10/15/39	1,759,377	0.2
1,445,201		4.500%, due 11/15/39	1,601,818	0.1
1,396,865		4.500%, due 11/15/39	1,548,243	0.1
356,294		4.500%, due 12/15/39	394,906	0.0
466,432		4.500%, due 08/20/41	517,844	0.0
12,183,884	^	5.000%, due 06/16/39	665,005	0.1
1,206,451		5.140%, due 10/20/60	1,388,738	0.1
799,317		5.288%, due 10/20/60	926,569	0.1
10,866,416	^	5.632%, due 06/20/40	1,711,461	0.1
5,964,149	^	5.982%, due 06/20/38	710,403	0.1
7,461,388	^	5.982%, due 04/20/39	939,766	0.1
6,342,470	^	6.082%, due 05/20/39	815,774	0.1
5,951,611	^	6.182%, due 04/20/38	823,852	0.1
2,054,618	^	6.279%, due 05/16/38	300,152	0.0
6,268,840	^	6.332%, due 01/20/38	778,614	0.1
153,131		6.500%, due 09/16/38	180,235	0.0
243,935	^	8.029%, due 06/16/31	34,340	0.0
		69,302,303		5.8

	Total U.S. Government Agency Obligations
	(Cost $327,319,027)	342,894,258		28.8

FOREIGN GOVERNMENT BONDS: 8.2%
1,390,206		Argentina Government International Bond, 2.500%, 12/31/38	515,766	0.0
2,806,619		Argentina Government International Bond, 8.280%, 12/31/33	2,217,229	0.2
1,200,000	#	Aruba Government Bond, 4.625%, 09/14/23	1,213,200	0.1
BRL 48,467,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	24,831,648	2.1
2,768,000		Brazilian Government International Bond, 2.625%, 01/05/23	2,772,152	0.2
814,000		Colombia Government International Bond, 6.125%, 01/18/41	1,107,040	0.1

See Accompanying Notes to Financial Statements

25

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
357,000		Colombia Government International Bond, 7.375%, 09/18/37	550,673	0.0
236,000		Croatia Government International Bond, 6.375%, 03/24/21	262,939	0.0
236,000		Croatia Government International Bond, 6.375%, 03/24/21	262,939	0.0
768,000		El Salvador Government International Bond, 7.650%, 06/15/35	862,080	0.1
908,000		Hungary Government International Bond, 6.375%, 03/29/21	993,170	0.1
1,320,000	#	Indonesia Government International Bond, 3.750%, 04/25/22	1,399,200	0.1
2,121,000		Indonesia Government International Bond, 3.750%, 04/25/22	2,248,260	0.2
EUR 5,748,000		Italy Buoni Poliennali Del Tesoro, 5.500%, 09/01/22	7,661,242	0.6
986,000		Ivory Coast Government International Bond, 3.750%, 12/31/32	855,355	0.1
539,000		Lebanon Government International Bond, 6.100%, 10/04/22	547,085	0.0
540,000		Lebanon Government International Bond, 6.100%, 10/04/22	548,100	0.0
337,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	377,019	0.0
1,100,000		Lithuania Government International Bond, 6.625%, 02/01/22	1,368,125	0.1
264,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	328,350	0.0
144,000		Panama Government International Bond, 5.200%, 01/30/20	173,736	0.0
693,000		Panama Government International Bond, 6.700%, 01/26/36	977,130	0.1
818,000		Peruvian Government International Bond, 5.625%, 11/18/50	1,069,535	0.1
2,798,000		Philippine Government International Bond, 4.000%, 01/15/21	3,133,760	0.3
706,000		Poland Government International Bond, 3.000%, 03/17/23	695,551	0.1
418,000		Poland Government International Bond, 5.000%, 03/23/22	485,925	0.0
1,400,000		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	1,543,500	0.1
332,000		Republic of Ghana, 8.500%, 10/04/17	391,760	0.0
500,000		Republic of Latvia, 5.250%, 06/16/21	564,375	0.1
500,000		Republic of Latvia, 5.250%, 06/16/21	564,375	0.1
524,000		Romanian Government International Bond, 6.750%, 02/07/22	591,465	0.1
RUB 319,496,000		Russian Federal Bond - OFZ, 8.150%, 02/03/27	10,402,696	0.9
658,750		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	825,348	0.1
658,750		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	832,989	0.1
200,000		Russia Government Bond, 5.625%, 04/04/42	240,520	0.0
800,000		Republic of Serbia, 7.250%, 09/28/21	852,000	0.1
ZAR 36,157,806		South Africa Government Bond, 6.250%, 03/31/36	3,500,652	0.3
ZAR 65,815,684		South Africa Government Bond, 8.750%, 02/28/48	8,261,383	0.7
500,000		Sri Lanka Government International Bond, 5.875%, 07/25/22	541,250	0.0
500,000	#	Sri Lanka Government International Bond, 5.875%, 07/25/22	541,250	0.0
678,000		Turkey Government International Bond, 5.125%, 03/25/22	748,343	0.1
200,000		Turkey Government International Bond, 6.250%, 09/26/22	239,840	0.0
2,663,000		Turkey Government International Bond, 7.500%, 11/07/19	3,352,717	0.3
3,200,000		Ukraine Government International Bond, 9.250%, 07/24/17	3,377,472	0.3
410,000		Uruguay Government International Bond, 7.625%, 03/21/36	642,675	0.1
189,180	&	Uruguay Government International Bond, 7.875%, 01/15/33	297,013	0.0
236,500		Venezuela Government International Bond, 11.750%, 10/21/26	238,865	0.0
945,000	L	Venezuela Government International Bond, 11.950%, 08/05/31	966,263	0.1
400,000		Vietnam Government International Bond, 6.750%, 01/29/20	446,000	0.0
600,000	#	Zambia Government International Bond, 5.375%, 09/20/22	606,000	0.1

	Total Foreign Government Bonds
	(Cost $95,610,786)	98,025,960		8.2

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.5%
		Financials: 0.5%
56,000	@,P	Bank of New York Mellon Corp./The	1,391,600	0.1

See Accompanying Notes to Financial Statements

26

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
23,000	@,P	Citigroup Capital XIII	640,550	0.1
64,000	@,P	PNC Financial Services Group, Inc.	1,758,080	0.1
45,155	@,P	US Bancorp	1,263,437	0.1
49,000	@,P	US Bancorp	1,425,900	0.1

		Total Preferred Stock
		(Cost $5,993,125)	6,479,567	0.5

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
		Interest Rate Swaptions: 0.0%
59,375,000	@	Call Swaption, Receive a fixed rate equal to 1.500% and pay a floating based on 3-month-USD-LIBOR, Exp. 11/29/12 Counterparty: Citigroup, Inc.	161,859	0.0

		Total Purchased Options
		(Cost $225,625)	161,859	0.0

		Total Long-Term Investments
		(Cost $1,239,923,407)	1,282,068,452	107.7

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.1%
		Securities Lending Collateralcc(1): 1.1%
3,093,298		Citigroup, Inc., Repurchase Agreement dated 09/28/12, 0.25%, due 10/01/12 (Repurchase Amount $3,093,362, collateralized by various U.S. Government Agency Obligations, 2.375%-7.000%, Market Value plus accrued interest $3,155,164, due 09/01/18-08/01/48)	3,093,298	0.3
3,093,298		JPMorgan Chase & Co., Repurchase Agreement dated 09/28/12, 0.24%, due 10/01/12 (Repurchase Amount $3,093,359, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $3,155,172, due 02/23/14-04/01/48)	3,093,298	0.2
3,093,298		Merrill Lynch & Co., Inc., Repurchase Agreement dated 09/28/12, 0.20%, due 10/01/12 (Repurchase Amount $3,093,349, collateralized by various U.S. Government Agency Obligations, 3.500%-4.500%, Market Value plus accrued interest $3,155,164, due 05/20/41-09/20/41)	3,093,298	0.3
3,093,298		Mizuho Securities USA Inc., Repurchase Agreement dated 09/28/12, 0.29%, due 10/01/12 (Repurchase Amount $3,093,372, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,155,164, due 10/24/12-10/01/40)	3,093,298	0.3
651,219		Morgan Stanley, Repurchase Agreement dated 09/28/12, 0.25%, due 10/01/12 (Repurchase Amount $651,232, collateralized by various U.S. Government Agency Obligations, 2.452%-5.000%, Market Value plus accrued interest $664,243, due 07/01/41-09/01/42)	651,219	0.0
			13,024,411	1.1

		Foreign Government Bonds: 1.5%
MXN 235,339,100	Z	Mexico Cetes, 4.510%, 03/21/13
		(Cost $17,853,917)	17,897,601	1.5

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.5%
30,317,565		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $30,317,565)	30,317,565	2.5

		Total Short-Term Investments
		(Cost $61,195,893)	61,239,577	5.1

		Total Investments in Securities (Cost $1,301,119,300)	$ 1,343,308,029	112.8
		Liabilities in Excess of Other Assets	(152,875,367)	(12.8)
		Net Assets	$ 1,190,432,662	100.0

See Accompanying Notes to Financial Statements

27

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
@	Non-income producing security
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at September 30, 2012.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

BRL	Brazilian Real
DKK	Danish Krone
EUR	EU Euro
MXN	Mexican Peso
RUB	Russian Ruble
ZAR	South African Rand

Cost for federal income tax purposes is $1,301,571,845.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$49,538,702
Gross Unrealized Depreciation	(7,802,518)
Net Unrealized Appreciation	$41,736,184

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2012
Asset Table
Investments, at fair value
Preferred Stock	$5,087,967	$1,391,600	$—	$6,479,567
Purchased Options	—	161,859	—	161,859
Corporate Bonds/Notes	—	387,548,918	—	387,548,918
Collateralized Mortgage Obligations	—	180,988,982	—	180,988,982
Short-Term Investments	30,317,565	30,922,012	—	61,239,577
Foreign Government Bonds	—	98,025,960	—	98,025,960
U.S. Treasury Obligations	—	211,667,148	—	211,667,148
U.S. Government Agency Obligations	—	342,894,258	—	342,894,258
Asset-Backed Securities	—	54,301,760	—	54,301,760
Total Investments, at fair value	$35,405,532	$1,307,902,497	$—	$1,343,308,029

See Accompanying Notes to Financial Statements

28

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2012
Other Financial Instruments+
Swaps	—	420,748	—	420,748
Futures	238,244	—	—	238,244
Forward Foreign Currency Contracts	—	919,995	—	919,995
Total Assets	$35,643,776	$1,309,243,240	$—	$1,344,887,016
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(2,006,693)	$—	$(2,006,693)
Futures	(777,317)	—	—	(777,317)
Forward Foreign Currency Contracts	—	(2,816,976)	—	(2,816,976)
Total Liabilities	$(777,317)	$(4,823,669)	$—	$(5,600,986)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended September 30, 2012.

At September 30, 2012, the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Barclays Bank PLC	Russian Ruble	71,185,109	Buy	11/30/12	$ 2,166,777	$ 2,258,460	$ 91,683
Credit Suisse First Boston	Mexican Peso	946,472	Buy	11/30/12	72,263	73,074	811
Credit Suisse First Boston	South African Rand	34,448,805	Buy	11/30/12	4,043,977	4,103,346	59,369
Deutsche Bank AG	Mexican Peso	9,064,200	Buy	11/30/12	701,937	699,817	(2,120)
Deutsche Bank AG	South African Rand	46,028,645	Buy	11/30/12	5,603,000	5,482,671	(120,329)
Deutsche Bank AG	Indian Rupee	320,525,200	Buy	12/14/12	5,849,000	5,989,349	140,349
Deutsche Bank AG	EU Euro	118,290	Buy	11/30/12	145,979	152,106	6,127
HSBC	Australian Dollar	10,836,538	Buy	11/30/12	11,111,462	11,180,433	68,971
JPMorgan Chase & Co.	Mexican Peso	1,011,505	Buy	11/30/12	78,448	78,095	(353)
JPMorgan Chase & Co.	EU Euro	18,618,274	Buy	11/30/12	24,335,053	23,940,791	(394,262)
JPMorgan Chase & Co.	Mexican Peso	76,620,259	Buy	11/30/12	5,824,000	5,915,600	91,600
JPMorgan Chase & Co.	South African Rand	48,894,815	Buy	11/30/12	5,824,000	5,824,072	73
JPMorgan Chase & Co.	Russian Ruble	154,811,350	Buy	11/30/12	4,711,670	4,911,633	199,963
							$ 141,882

Citigroup, Inc.	South African Rand	5,873,893	Sell	11/30/12	$ 712,119	$ 699,665	$ 12,454
Citigroup, Inc.	South African Rand	31,907,646	Sell	11/30/12	3,839,017	3,800,657	38,360
Citigroup, Inc.	EU Euro	23,434,559	Sell	11/30/12	29,269,108	30,133,936	(864,828)
Citigroup, Inc.	South African Rand	3,757,549	Sell	11/30/12	450,000	447,578	2,422
Citigroup, Inc.	Mexican Peso	119,052,918	Sell	11/30/12	8,926,640	9,191,687	(265,047)
Credit Suisse First Boston	South African Rand	57,210,651	Sell	11/30/12	6,923,632	6,814,607	109,025
Deutsche Bank AG	Brazilian Real	49,314,690	Sell	10/05/12	23,898,566	24,308,084	(409,518)
Deutsche Bank AG	Russian Ruble	520,980,689	Sell	11/30/12	15,972,918	16,528,932	(556,014)
Deutsche Bank AG	South African Rand	5,657,732	Sell	11/30/12	683,137	673,917	9,220
Deutsche Bank AG	Mexican Peso	117,379,879	Sell	11/30/12	8,867,741	9,062,517	(194,776)
Deutsche Bank AG	Mexican Peso	5,868,994	Sell	11/30/12	443,397	453,126	(9,729)
HSBC	Australian Dollar	10,836,538	Sell	11/30/12	11,270,000	11,180,432	89,568
							$ (2,038,863)

See Accompanying Notes to Financial Statements

29

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING Intermediate Bond Fund Open Futures Contracts on September 30, 2012:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	303	12/31/12	$ 66,820,972	$ 32,386
U.S. Treasury 5-Year Note	34	12/31/12	4,237,516	17,181
U.S. Treasury Ultra Long Bond	236	12/19/12	38,991,625	(372,106)
			$ 110,050,113	$ (322,539)
Short Contracts
U.S. Treasury 10-Year Note	(502)	12/19/12	(67,009,159)	(405,211)
U.S. Treasury Long Bond	(398)	12/19/12	(59,451,250)	188,677
			$ (126,460,409)	$ (216,534)

ING Intermediate Bond Fund Over-the-Counter Credit Default Swap Agreements Outstanding on September 30, 2012:
Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection(1)
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD 1,311,000		$ 78,464	$ 82,484	$ (4,020)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD 640,000		38,304	$ 41,955	(3,651)
JPMorgan Chase & Co.	MBIA Inc.	Buy	(5.000)	09/20/13	USD 5,079,000		303,980	$ 173,904	130,076
							$ 420,748	$ 298,343	$ 122,405
Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection(4)
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 09/30/12 (%) (5)	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	22.860	USD 1,311,000	$ (193,937)	$ (104,319)	$ (89,618)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	22.860	USD 641,000	(94,823)	$ (46,756)	(48,067)
Goldman Sachs & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	22.860	USD 1,271,000	(188,019)	$ (91,536)	(96,483)
JPMorgan Chase & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	22.860	USD 2,540,000	(375,742)	$ (91,800)	(283,942)
							$ (852,521)	$ (334,411)	$ (518,110)

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.
(4)	If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes to Financial Statements

30

ING INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING Intermediate Bond Fund Over-the-Counter Interest Rate Swap Agreements Outstanding on September 30, 2012:
	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Goldman Sachs & Co.	01/02/17	BRL 51,500,000	$ (1,154,172)	$ –	$ (1,154,172)
			$ (1,154,172)	$ –	$ (1,154,172)

See Accompanying Notes to Financial Statements

31

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 29, 2012

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 29, 2012